                                                                    Exhibit 10.2


                                LOAN AGREEMENT


                                 by and among

                           CASTLE TOWER CORPORATION,

                               as the Borrower,

                            SOCIETY NATIONAL BANK,

                                 as the Agent,

                                      and

                   THE FINANCIAL INSTITUTIONS LISTED HEREIN


                             AS OF APRIL 26, 1995

                               TABLE OF CONTENTS

SECTION 1.   DEFINITIONS..................................................   1
             -----------
     1.1   Definitions....................................................   1
           -----------
     1.2   Other Terms....................................................  17
           -----------
     1.3   Accounting Terms...............................................  18
           ----------------

SECTION 2.   THE LOANS....................................................  18
             ---------
     2.1   The Reducing Commitment and the Reducing Loans.................  18
           ----------------------------------------------
     2.2   The Working Capital Commitment and the Working Capital Loans...  20
           ------------------------------------------------------------
     2.3   The Term Loan..................................................  21
           -------------
     2.4   Making and Conversion/Continuation of the Loans................  21
           -----------------------------------------------
     2.5   The Notes......................................................  23
           ---------
     2.6   Fees...........................................................  24
           ----
     2.7   Prepayment.....................................................  24
           ----------
     2.8   Reserves or Deposit Requirements, Etc..........................  27
           -------------------------------------
     2.9   Tax Law, Increased Costs, Etc..................................  28
           -----------------------------
     2.10  Eurodollar Deposits Unavailable or Interest Rate
           ------------------------------------------------
           Unascertainable................................................  28
           ---------------
     2.11  Changes in Law Rendering LIBOR Loans Unlawful..................  28
           ---------------------------------------------
     2.12  Funding........................................................  29
           -------
     2.13  Indemnity......................................................  29
           ---------
     2.14  Capital Adequacy...............................................  29
           ----------------
     2.15  Taxes..........................................................  30
           -----

SECTION 3.   INTEREST; PAYMENTS...........................................  31
             ------------------
     3.1   Interest.......................................................  31
           --------
     3.2   Manner of Payments.............................................  32
           ------------------

SECTION 4.   CLOSING......................................................  33
             -------

SECTION 5.   REPRESENTATIONS AND WARRANTIES OF THE BORROWER...............  33
             ----------------------------------------------
     5.1   Organization and Powers........................................  33
           -----------------------
     5.2   Authorization..................................................  33
           -------------
     5.3   Financial Statements...........................................  34
           --------------------
     5.4   Projections....................................................  34
           -----------
     5.5   Capitalization of the Borrower.................................  34
           ------------------------------
     5.6   Subsidiaries...................................................  35
           ------------
     5.7   Title to Properties; Patents, Trademarks, Etc..................  35
           ---------------------------------------------
     5.8   Litigation; Proceedings........................................  35
           -----------------------
     5.9   Taxes..........................................................  35
           -----
     5.10  Absence of Conflicts...........................................  36
           --------------------
     5.11  Indebtedness...................................................  36
           ------------
     5.12  Compliance.....................................................  36
           ----------
     5.13  Statements Not Misleading......................................  37
           -------------------------
     5.14  Consents or Approvals..........................................  37
           ---------------------
     5.15  Material Contracts and Commitments.............................  37
           ----------------------------------
     5.16  Employee Benefit Plans.........................................  38
           ----------------------
     5.17  Licenses.......................................................  38
           --------
     5.18  Material Restrictions..........................................  39
           ---------------------

     5.19  Investment Company Act.........................................  39
           ----------------------
     5.20  Absence of Material Adverse Changes............................  39
           -----------------------------------
     5.21  Defaults.......................................................  39
           --------
     5.22  Real Property..................................................  39
           -------------
     5.23  Securities Laws................................................  39
           ---------------
     5.24  Insurance......................................................  40
           ---------
     5.25  Labor Disputes.................................................  40
           --------------
     5.26  Environmental Compliance.......................................  40
           ------------------------
     5.27  Solvency.......................................................  43
           --------
     5.28  Purchase Agreement.............................................  43
           ------------------

SECTION 6.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE BANKS.............  43
             ------------------------------------------------
     6.1   Compliance.....................................................  44
           ----------
     6.2   Security Agreement.............................................  44
           ------------------
     6.3   Pledge Agreement...............................................  44
           ----------------
     6.4   Real Property Matters..........................................  44
           ---------------------
     6.5   Financing Statements...........................................  46
           --------------------
     6.6   Seller Subordination Agreement.................................  46
           ------------------------------
     6.7   Assignment of Seller Escrow Deposit............................  46
           -----------------------------------
     6.8   Consummation of Purchase Agreement.............................  46
           ----------------------------------
     6.9   No Indebtedness................................................  47
           ---------------
     6.10  Opinion of Borrower's and Stockholders' Counsel................  47
           -----------------------------------------------
     6.11  Insurance Certificates.........................................  47
           ----------------------
     6.12  Financial Information..........................................  48
           ---------------------
     6.13  Engineer's Report..............................................  48
           -----------------
     6.14  Borrowing Request, Statement of Application of Proceeds and
           -----------------------------------------------------------
           Acquisition Advance Worksheet..................................  48
           -----------------------------
     6.15  Rate Hedging Obligations.......................................  48
           ------------------------
     6.16  Depository Accounts and Cash Management System.................  48
           ----------------------------------------------
     6.17  Corporate Documents............................................  48
           -------------------
     6.18  Consents and Releases of Liens.................................  49
           ------------------------------
     6.19  Fees and Expenses..............................................  49
           -----------------
     6.20  Legal Approval.................................................  49
           --------------
     6.21  Other Documents................................................  49
           ---------------

SECTION 7.   AFFIRMATIVE COVENANTS OF THE BORROWER........................  50
             -------------------------------------
     7.1   Use of Proceeds................................................  50
           ---------------
     7.2   Continued Existence; Compliance with Law.......................  50
           ----------------------------------------
     7.3   Insurance......................................................  50
           ---------
     7.4   Obligations and Taxes..........................................  51
           ---------------------
     7.5   Financial Statements and Reports...............................  52
           --------------------------------
     7.6   Notices........................................................  54
           -------
     7.7   Maintenance of Property........................................  55
           -----------------------
     7.8   Information and Inspection.....................................  55
           --------------------------
     7.9   Maintenance of Liens...........................................  55
           --------------------
     7.10  Title To Property..............................................  56
           -----------------
     7.11  Environmental Compliance and Indemnity.........................  56
           --------------------------------------
     7.12  Appraisals.....................................................  57
           ----------
     7.13  Rate Hedging Obligations.......................................  57
           ------------------------
     7.14  Depository Accounts and Cash Management System.................  57
           ----------------------------------------------

SECTION 8.   NEGATIVE COVENANTS OF THE BORROWER...........................  57
             ----------------------------------

     8.1   Indebtedness...................................................  58
           ------------
     8.2   Liens..........................................................  58
           -----
     8.3   Guaranties.....................................................  58
           ----------
     8.4   Rental and Conditional Sale Obligations........................  58
           ---------------------------------------
     8.5   Real Property Interests........................................  59
           -----------------------
     8.6   Capital Leases.................................................  59
           --------------
     8.7   Capital Expenditures...........................................  59
           --------------------
     8.8   Notes, Accounts Receivable and Claims..........................  59
           -------------------------------------
     8.9   Capital Distributions..........................................  59
           ---------------------
     8.10  Disposal of Property; Mergers; Acquisitions; Reorganizations...  60
           ------------------------------------------------------------
     8.11  Investments....................................................  63
           -----------
     8.12  Amendment of Governing Documents...............................  63
           --------------------------------
     8.13  Financial Covenants............................................  63
           -------------------
     8.14  Management Agreements and Fees.................................  64
           ------------------------------
     8.15  Fiscal Year....................................................  65
           -----------
     8.16  ERISA..........................................................  65
           -----
     8.17  Affiliates.....................................................  65
           ----------
     8.18  Change of Name or Corporate Structure..........................  65
           -------------------------------------
     8.19  Amendments or Waivers..........................................  65
           ---------------------
     8.20  Issuance or Transfer of Capital Stock..........................  65
           -------------------------------------
     8.21  Change in Business.............................................  66
           ------------------
     8.22  Payments to Stockholders and Affiliates........................  66
           ---------------------------------------
     8.23  Regulation U...................................................  66
           ------------
     8.24  Subordinated Debt..............................................  66
           -----------------
     8.25  Rights of First Refusal and Call Rights........................  66
           ---------------------------------------

SECTION 9.   EVENTS OF DEFAULT............................................  66
             -----------------
     9.1   Non-Payment....................................................  66
           -----------
     9.2   Failure of Performance in Respect of Other Obligations.........  67
           ------------------------------------------------------
     9.3   Breach of Warranty.............................................  67
           ------------------
     9.4   Cross-Defaults.................................................  67
           --------------
     9.5   Assignment for Benefit of Creditors............................  67
           -----------------------------------
     9.6   Bankruptcy.....................................................  67
           ----------
     9.7   Appointment of Receiver; Liquidation...........................  68
           ------------------------------------
     9.8   Judgments......................................................  68
           ---------
     9.9   Impairment of Collateral; Invalidation of any Loan Document....  68
           -----------------------------------------------------------
     9.10  Termination of License or Agreements...........................  68
           ------------------------------------
     9.11  Change of Control..............................................  69
           -----------------
     9.12  Default under Collateral Document..............................  69
           ---------------------------------
     9.13  Condemnation...................................................  69
           ------------
     9.14  Put, Call and Redemption Rights................................  69
           -------------------------------
     9.15  Material Adverse Change........................................  69
           -----------------------

SECTION 10.  REMEDIES.....................................................  69
             --------
     10.1  Optional Defaults..............................................  69
           -----------------
     10.2  Automatic Defaults.............................................  70
           ------------------
     10.3  Performance by the Banks.......................................  70
           ------------------------
     10.4  Other Remedies.................................................  70
           --------------
     10.5  Enforcement and Waiver by the Banks............................  70
           -----------------------------------

SECTION 11.  THE AGENT....................................................  71
             ---------
     11.1  Appointment....................................................  71
           -----------
     11.2  Powers.........................................................  71
           ------
     11.3  General Immunity...............................................  71
           ----------------
     11.4  Action on Instructions of the Banks............................  72
           -----------------------------------
     11.5  Employment of Agents and Counsel...............................  72
           --------------------------------
     11.6  Reliance on Documents; Counsel.................................  72
           ------------------------------
     11.7  Agent's Reimbursement and Indemnification......................  72
           -----------------------------------------
     11.8  Rights as a Bank...............................................  73
           ----------------
     11.9  Bank Credit Decision...........................................  73
           --------------------
     11.10  Successor Agent...............................................  73
            ---------------
     11.11  Ratable Sharing...............................................  74
            ---------------
     11.12  Actions by the Agent and the Banks............................  74
            ----------------------------------

SECTION 12.  MISCELLANEOUS................................................  74
             -------------
     12.1  Construction...................................................  74
           ------------
     12.2  Further Assurance..............................................  75
           -----------------
     12.3  Expenses of the Agent and the Banks; Indemnification...........  75
           ----------------------------------------------------
     12.4  Notices........................................................  76
           -------
     12.5  Waiver and Release by the Borrower.............................  77
           ----------------------------------
     12.6  Right of Set Off...............................................  77
           ----------------
     12.7  Successors and Assigns; Participations.........................  77
           --------------------------------------
     12.8  Applicable Law.................................................  79
           --------------
     12.9  Binding Effect and Entire Agreement............................  79
           -----------------------------------
     12.10  Counterparts..................................................  79
            ------------
     12.11  Survival of Agreements........................................  79
            ----------------------
     12.12  Modification..................................................  80
            ------------
     12.13  Separability..................................................  80
            ------------
     12.14  Section Headings..............................................  81
            ----------------
     12.15  Enforcement...................................................  81
            -----------
     12.16  Termination...................................................  81
            -----------
     12.17  Jury Trial Waiver.............................................  82
            -----------------
     12.18  Interest Limitation...........................................  82

                                 LOAN AGREEMENT
                                 --------------


          THIS LOAN AGREEMENT is made and entered into as of April 26, 1995, by and among CASTLE TOWER CORPORATION, a Delaware corporation (the "Borrower"), the FINANCIAL INSTITUTIONS listed on the signature pages hereof, and SOCIETY NATIONAL BANK, as agent (the "Agent").


                                R E C I T A L S:
                                ---------------


          The Borrower has entered into an agreement to acquire 133 wireless communication tower sites and related towers and equipment. The Borrower desires to borrow up to $21,700,000 on a reducing revolving credit basis, up to $1,000,000 on a revolving credit basis and $2,300,000 on a term loan basis from the Banks, the proceeds of which will be used to finance such acquisition, for short-term seasonal working capital purposes and for permitted acquisitions.


                              A G R E E M E N T S:
                              --------------------


          Accordingly, the Borrower, the Banks and the Agent agree as follows:


 SECTION 1.    DEFINITIONS.
               -----------

          1.1  Definitions.  All terms typed with leading capitals are terms
               -----------
defined in this Agreement. For the purposes of this Agreement, the terms defined in this Section 1 shall have the meanings set out below.

          "Acquisition Advance Worksheet" means a worksheet in the form attached
           -----------------------------
hereto as Schedule 1.1 to be properly completed and delivered to the Agent in
          ------------
advance of the consummation of each Qualified Acquisition.

          "Affiliate" means, with respect to any Person, (a) any other Person
           ---------
which is directly or indirectly controlled by, under common control with or controlling the first specified Person; (b) a Person owning beneficially or controlling 5% or more of the equity interest in such other Person; (c) any officer, director or partner of such other Person; or (d) any spouse or relative (by blood, adoption or marriage) of any such individual Person.

The term "control" means possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person whether through the ownership of voting securities or partnership interests, by contract or otherwise.

          "Annualized Operating Cash Flow" means, as of any date of
           ------------------------------
determination, Operating Cash Flow for the fiscal quarter then ended or most recently ended multiplied by four.

          "Applicable Margin" means, as of any date of determination, the
           -----------------
percentage determined from the following table based upon the ratio of Total Debt outstanding on such date to Operating Cash Flow for the four quarter period then most recently ended:


Total Debt to          Applicable Margin   Applicable Margin
Operating Cash         for Base Rate       for LIBOR Loans:
Flow for last four     Loans:              ---------------
quarters:              -----
--------
Greater than or        2.00%               3.50%
equal to 5.0:1.0:

Greater than or        1.50%               3.00%
equal to 4.0:1.0
but less than
5.0:1.0:

Less than 4.0 to       1.00%               2.50%
1.0:

          "Asset Sale" means the sale by the Borrower to any Person of any
           ----------
assets of the Borrower, other than (i) the sale of assets with an aggregate value which does not exceed in any fiscal year an amount equal to $100,000 and
(ii) the sale in the ordinary course of business of assets held for resale in the ordinary course of business or the trade in or replacement of assets in the ordinary course of business or the disposition of any asset which, in the good faith exercise of its business judgment, the Borrower determines is no longer useful in the conduct of its business.

          "Banking Day" means a day on which the main office of the Agent is
           -----------
open to the public for the transaction of business, and on which, with respect to any LIBOR Loan, banks are open for business in London, England, and quoting deposit rates for dollar deposits.

          "Banks" means the financial institutions listed on the signature pages
           -----
of this Agreement and their respective successors and assigns as permitted hereunder.

          "Base Rate" means the rate of interest determined and publicly
           ---------
announced by the Agent from time to time as its prime rate at its main office in Cleveland, Ohio. The prime rate functions as a reference rate index, and the Agent may charge other borrowers more or less than the prime rate. The Base Rate will automatically change as and when such prime rate changes.

          "Base Rate Loans" means those Reducing Loans and Working Capital Loans
           ---------------
described in Sections 2.1 and 2.2 hereof on which the Borrower shall pay interest at a rate based on the Base Rate.

          "Benefit Arrangement" means any pension, profit-sharing, thrift, or
           -------------------
other retirement plan, medical, hospitalization, vision, dental, life, disability or other insurance or benefit plan, deferred compensation, stock ownership, stock purchase, stock option, performance share, bonus, fringe benefit, savings or other incentive plan, severance plan or other similar plan, agreement, arrangement or understanding, to which the Borrower or any member of the Controlled Group is, or in the preceding six years was, required to contribute on behalf of its employees or directors, whether or not such plan, agreement, arrangement or understanding is subject to ERISA.

          "Capital Distribution" means any payment or distribution made,
           --------------------
liability incurred or other consideration given for the purchase, acquisition, redemption or retirement of any capital stock, partnership interest or other equity interest of a Person or as a dividend, return of capital or other payment or distribution of any kind to a stockholder or partner of such Person (other than any stock dividend or stock split or similar distribution payable only in capital stock of such Person) in respect of such Person's capital stock or partnership interests.

          "Capital Expenditures" means any payments which are made by a Person
           --------------------
for or in connection with the rental, lease, purchase, construction or use of any real or personal property the value or cost of which, under GAAP, should be capitalized and appear on such Person's balance sheet in the category of property, plant or equipment, without regard to the manner in which such payments or the instrument pursuant to which they are made are characterized by such Person or any other Person; provided, however, that the capitalized portion
                                 --------  -------
of the purchase price payable pursuant to the Purchase Agreement or a Qualified Acquisition shall not constitute a Capital Expenditure.

          "Capitalized Lease Obligations" means, as to any Person, the
           -----------------------------
obligations of such Person to pay rent or other amounts under leases of, or other agreements conveying the right to use real or personal property, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person, prepared in accordance with GAAP.

          "Closing" and "Closing Date" have the meanings assigned to them in
           -------       ------------
Section 4.

          "Code" means the Internal Revenue Code of 1986, as amended, or any
           ----
successor statute thereto.

          "Collateral Documents" means all promissory notes, letters of credit,
           --------------------
agreements, assignments, guaranties, mortgages, financing statements, certificates and other instruments and documents which are required by this Agreement or any other Collateral Document to be executed or delivered by or on behalf of the Borrower, Holdco, the Sellers, the Stockholders or any other Person.

          "Commitments" means the Reducing Commitment and the Working Capital
           -----------
Commitment, and "Commitment" means either of such Commitments.
                 ----------

          "Controlled Group" means a controlled group of entities which are
           ----------------
treated as a single employer under Sections 414(b), 414(c) or 414(m) of the Code of which the Borrower is a part.

          "Corporate Development Expense" means any expense of the Borrower
           -----------------------------
incurred in connection with the pursuit of new acquisition business and related activities, including, without limitation, travel and entertainment expense, professional fees, due diligence costs and overhead allocable to such activities.

          "Debt Service" means, for any period, the sum of (a) all scheduled
           ------------
Reducing Commitment reductions under Section 2.1(b) during such period, (b) all principal payments required to be made by the Borrower on the Term Loans pursuant to Section 2.3(b) during such period, (c) all principal payments required to be made by the Borrower on Total Debt, other than the Loans, but including, without limitation, the PCI Debt, Seller Debt and Capitalized Lease Obligations, during such period, and (d) all cash interest payments on, and fees in respect of, Total Debt, and all fees in respect of the Letters of Credit, required to be made by the Borrower during such period.

          "Default Interest Rate" means, as of any date, a rate of interest
           ---------------------
equal to the rate of interest otherwise applicable to a Base Rate Loan pursuant to Section 3.1(a) as of such date plus 2% per annum.

          "Deferred Interest" has the meaning assigned to it in Section 3.1(d).
           -----------------

          "Discount Rate" means, with respect to a prepayment or conversion of a
           -------------
LIBOR Loan on a date other than the last day of its Interest Period, a rate equal to the interest rate (as of the date of prepayment or conversion) on United States Treasury obligations in a like amount as such Loan and with a maturity approximately equal to the period between the prepayment or conversion date and the last day of the Interest Period of such Loan, as determined by the Agent.

          "Division A Acquisition" means an acquisition by the Borrower of
           ----------------------
wireless communications towers based on land or the top of buildings, or of management agreements pursuant to which the Borrower acquires the right to manage the leasing or licensing of space for wireless communications on the tops of buildings, or of all of the equity interests of an entity which owns or leases such towers or manages such roof tops, where the total Purchase Price of such acquisition is equal to or greater than the product of 7.5 times the most recent twelve months operating cash flow, as reasonably determined by the Agent, of the towers or the management agreements, as the case may be, being acquired for the twelve month period most recently ended prior to the closing of such acquisition. Any construction, purchase or other acquisition by the Borrower of a Tower from the proceeds of a Capital Expenditure made by the Borrower pursuant to the last sentence of Section 8.7 shall be deemed to be a Division A Acquisition.

          "Division B Acquisition" means the acquisition by the Borrower of
           ----------------------
substantially all of the assets of Spectrum Engineering, Inc. and any acquisition by the Borrower of wireless communications towers based on land or the top of buildings, or of management agreements pursuant to which the Borrower acquires the right to manage the leasing or licensing of space for wireless communications on the tops of buildings, or of all of the equity interests of an entity which owns or leases such towers or manages such roof tops, where the total Purchase Price of such acquisition is less than the product of 7.5 times the most recent twelve months operating cash flow, as reasonably determined by the Agent, of the towers or the management agreements, as the case may be, being acquired for the twelve month period most recently ended prior to the closing of such acquisition.

          "Environmental Claim" means, with respect to any Person, any written
           -------------------
or oral notice, claim, demand, request for information, citation, summons, order or other communication (each, a "claim") by any other Person alleging or
                                 -----
asserting the liability of the recipient of such claim for investigatory costs, cleanup costs, governmental response costs, damages to natural resources or other Property or health, personal injuries, fines or penalties arising out of, based on or resulting from (a) the presence or Release of any Hazardous Material at or from any location, whether or not owned by such Person, or (b) any violation, or alleged violation, of any Environmental Law. The term "Environmental Claim" shall include, without limitation, any claim by any governmental authority for enforcement, cleanup, removal, response, remedial or other actions or damages pursuant to any applicable Environmental Law, and any claim by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief resulting from the presence or Release of Hazardous Materials or arising from alleged injury or threat of injury to the environment.

          "Environmental Laws" means all provisions of law, statutes,
           ------------------
ordinances, rules, regulations, permits, licenses, judgments, writs, injunctions, decrees, orders, awards and standards promulgated by the government of the United States of America or by any state or municipality thereof or by any court, agency, instrumentality, regulatory authority or commission of any of the foregoing regulating, relating to or imposing liability or a standard of conduct concerning the environment or regulating the emission, release or discharge of substances into the environment.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as
           -----
amended, and the regulations thereunder.

          "Event of Default" means any of the events specified in Section 9.
           ----------------

          "Excess Cash Flow" means, as of any date of determination, Operating
           ----------------
Cash Flow for the four quarter period then most recently ended less the sum (without duplication) of (a) all Debt Service payments made in such period, (b) income taxes paid in such period, (c) Capital Expenditures, excluding proceeds of casualty insurance policies reasonably and promptly applied to replace insured assets, paid in cash during such fiscal year to the extent permitted pursuant to Section 8.7, (d) Capitalized Lease Obligation payments made during such period to the extent permitted pursuant to Section 8.6, and (e) the excess, if any, in the Borrower's Working Capital as of the end of such fiscal year over its Working Capital as of the end of the prior fiscal year.

          "Extraordinary Items" means, to the extent deducted in calculating Net
           -------------------
Earnings, (a) gains or losses from sales, exchanges and other dispositions of property not in the ordinary course of business and (b) gains or losses from sales, exchanges and other dispositions of any Tower, Land Lease Agreement or management agreement in respect of a Tower.

          "FAA" means the Federal Aviation Administration or any governmental
           ---
authority at any time substituted therefor.

          "Fixed Charge Coverage Ratio" means, as of any date of determination,
           ---------------------------
the ratio of Annualized Operating Cash Flow as of such date to Historical Fixed Charges as of such date.

          "GAAP" means generally accepted accounting principles in effect from
           ----
time to time in the United States, consistently applied.

          "Guarantor" means one who pledges its credit or property in any
           ---------
manner, or otherwise becomes responsible for the payment or other performance of the indebtedness, contract or other obligation of another Person and includes (without limitation) any guarantor (whether of payment or of collection), surety, co-maker, endorser or one who agrees conditionally or otherwise to make any purchase, loan or investment in order thereby to enable another to prevent or correct a default of any kind and one who has endorsed (otherwise than for collection or deposit in the ordinary course of business), or has discounted with recourse or agreed (contingently or otherwise) to purchase or repurchase or otherwise acquire or become liable for, any Indebtedness or who has entered into any agreement for the purchase or other acquisition of any product, materials or supplies, or for the making of shipments, or for the payment for services, if in any such case payment therefor is to be made regardless of the nondelivery of the product, materials or supplies or the non-furnishing of the services.

          "Guaranty" has the meaning assigned to it in Section 6.3.
           --------

          "Hazardous Material" means, collectively, (a) any petroleum or
           ------------------
petroleum products, flammable materials, explosives, radioactive materials, asbestos, urea formaldehyde foam insulation, and transformers or other equipment that contain polychlorinated biphenyls ("PCBs"), (b) any chemicals or other
                                         ----
materials or substances that are now or hereafter become defined as or included in the definition of "hazardous substances", "hazardous wastes", "hazardous materials", "extremely hazardous wastes", "restricted hazardous wastes", "toxic substances", "toxic pollutants", "contaminants", "pollutants" or words of similar import under any Environmental Law and (c) any other chemical or other material or substance, exposure to which is now or hereafter prohibited, limited or regulated under any Environmental Law.

          "Historical Fixed Charges" means, as of any date of determination, the
           ------------------------
sum (without duplication) of the aggregate amount of (a) all Debt Service payments required to be made during the four quarter period then ended or most recently ended, (b) Capital Expenditures made by the Borrower during such four quarter period (other than Capital Expenditures made pursuant to the last sentence of Section 8.7), and (c) income taxes paid by the Borrower during such four quarter period.

          "Holdco" means Castle Tower Holding Corp., a Delaware corporation
           ------
which owns all of the issued and outstanding capital stock of the Borrower.

          "Holdco Pledge Agreement" has the meaning assigned to it in Section
           -----------------------
6.3.

          "Indebtedness" of any Person means, without duplication, (a) all
           ------------
obligations of such Person for borrowed money or with respect to deposits or advances of any kind, (b) all obligations of such person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person upon which interest charges are customarily paid, (d) all obligations of such Person under conditional sale or other title retention agreements relating to assets purchased by such Person, (e) all obligations of such Person issued or assumed as the deferred purchase price of property or services (excluding trade accounts payable and accrued expenses arising in the ordinary course of business and not more than ninety days past due), (f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the obligations secured thereby have been assumed by such Person, (g) all obligations or liabilities in respect of which such Person is a Guarantor, (h) all Capitalized Lease Obligations of such Person, (i) all Rate Hedging Obligations, and (j) all obligations of such Person as an account party to reimburse any bank or any other Person in respect of letters of credit or bankers' acceptances. The Indebtedness of any Person shall include any recourse Indebtedness of any partnership in which such Person is a general partner.

          "Interest Period" means, with respect to any LIBOR Loan, a period of
           ---------------
one, two or three months, selected by the Borrower, commencing on the date such Loan is made, continued or converted and ending on the last day of such period. Whenever the last day of an Interest Period would otherwise occur on a day other than a Banking Day, the last day of such Interest Period shall occur on the next succeeding Banking Day; provided, however, that if such extension of time would
                        --------  -------
cause the last day of such Interest Period to occur in the next calendar month, the last day of such Interest Period shall occur on the next preceding Banking Day. The Borrower shall not select any Interest Period which extends beyond any date on which a payment is required to be made pursuant to Section 2.1(b) or
Section 2.2(d) unless the sum of the amount available to be drawn under the Reducing Commitment plus the aggregate principal balance of all Base Rate Loans and all LIBOR Loans with Interest Periods ending prior to such date is at least equal to the maximum amount that is required to be paid on such date.

          "Land Lease Agreement" means each lease for real property on which the
           --------------------
Borrower owns, operates or maintains a Tower.

          "Letters of Credit" has the meaning assigned to it in Section 2.1(d).
           -----------------

          "Leverage Ratio" means, as of any date of determination, the ratio of
           --------------
Total Debt as of such date to Annualized Operating Cash Flow as of such date; provided, however, that (a) solely for purposes of calculating the Leverage
--------  -------
Ratio in determining the Borrower's compliance with the financial covenant set forth in Section 8.13(a), the PCI Debt shall not be included in Total Debt and
(b) for purposes of completing the Acquisition Advance Worksheet in connection with any Qualified Acquisition the PCI Debt shall not be included in Total Debt.

          "LIBOR" means the average (rounded upward to the nearest 1/16th of 1%)
           -----
of the per annum rates at which deposits in immediately available funds in United States dollars for the relevant Interest Period and in the amount of the LIBOR Loan to be disbursed or to remain outstanding during such Interest Period, as the case may be, are offered to the Agent by prime banks in any Eurodollar market reasonably selected by the Agent, determined as of 11:00 a.m. London time (or as soon thereafter as practicable), two Banking Days prior to the beginning of the relevant Interest Period.

          "LIBOR Loans" means those Reducing Loans and Working Capital Loans
           -----------
described in Sections 2.1 and 2.2 hereof on which the Borrower shall pay interest at a rate based on the applicable LIBOR Rate.

          "LIBOR Prepayment Premium" means, with respect to the prepayment or
           ------------------------
conversion of any LIBOR Loan or any other receipt or recovery of any LIBOR Loan prior to the end of the applicable Interest Period, whether by voluntary prepayment, acceleration, conversion to a Base Rate Loan or otherwise, an amount equal to the sum of (a) the product of (i) the excess, if any, of the rate of interest then applicable to such Loan pursuant to Section 3.1 at the time of such prepayment or conversion over LIBOR calculated as of such date, multiplied by (ii) the principal amount so prepaid, converted or accelerated, as the case may be, multiplied by (iii) a fraction, the numerator of which is the number of days remaining in the related Interest Period and the denominator of which is 360 (taking into consideration the applicable compounding for the frequency of installment payments of the Loans being prepaid), plus (b) out-of-pocket costs and expenses incurred by the Banks and the Agent with respect to such prepayment.

          "LIBOR Rate" means a rate per annum equal to the quotient obtained
           ----------
(rounded upwards, if necessary, to the nearest 1/100th of 1%) by dividing (a) the applicable LIBOR by (b) 1.00 minus the LIBOR Reserve Percentage.

          "LIBOR Reserve Percentage" means for any day that percentage
           ------------------------
(expressed as a decimal) which is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including, without limitation, all basic, supplemental, marginal and other reserves and taking into account any transitional adjustments or other scheduled changes in reserve requirements) for a member bank of the Federal Reserve System in respect of Eurocurrency Liabilities (as that term is defined in Regulation D of the Board of Governors of the Federal Reserve System, as in effect from time to time). The LIBOR Rate shall be adjusted automatically on and as of the effective date of any change in the LIBOR Reserve Percentage.

          "License" means any license, authorization, permit, consent,
           -------
franchise, ordinance, registration, certificate, agreement or other right filed with, granted by, or entered into by a federal, state or local governmental authority which permits or authorizes the construction or maintenance of a Tower or the use of a Tower for wireless communications.

          "License Agreement" means the License Agreement dated as of January
           -----------------
10, 1995, among the Sellers and the Borrower.

          "Licensing Authority" means a governmental authority which has granted
           -------------------
a License.

          "Lien" as applied to the property of any Person means: (a) any
           ----
mortgage, lien, pledge, charge, lease constituting a Capitalized Lease Obligation, conditional sale or other title retention agreement, or other security interest or encumbrance of any kind in respect of any property of such Person, or upon the income or profits therefrom; (b) any arrangement, express or implied, under which any property of such Person is transferred, sequestered or otherwise identified for the purpose of subjecting the same to the payment of Indebtedness in priority to the payment of the general, unsecured creditors of such person; (c) the filing of, or any agreement to give, any financing statement under the Uniform Commercial Code or its equivalent of any jurisdiction in respect of Indebtedness; and (d) in the case of securities or other equity interests, any purchase option, call or similar right of a third party with respect to such securities or other equity interests.

          "Loans" means the Reducing Loans, all amounts drawn under any Letter
           -----
of Credit (which amounts shall be deemed to be Reducing Loans) and not repaid, the Working Capital Loans and the Term Loans.

          "Majority Banks" means, at any time, the Agent and Banks holding at
           --------------
least 66 2/3% of the then aggregate unpaid principal amount of the Notes and the face amount of the outstanding Letters of Credit, or, if no principal amount of the Notes or any Letter of Credit is then outstanding, the Agent and Banks having at least 66 2/3% of the Commitments.

          "Management Agreement" means the Management Agreement dated as of
           --------------------
January 1, 1995, among Pittencrieff Communications, Inc. and the Borrower.

          "Material Adverse Effect" means a material adverse effect upon or
           -----------------------
change in (a) the properties, assets, business, operations, financial condition, prospects, liabilities or capitalization of the Borrower or on the ability of the Borrower to conduct its business or to own or maintain its Material Towers,
(b) the ability of the Borrower or any party to a Collateral Document (other than the Agent and the Banks) to perform its obligations hereunder or under any other Collateral Document to which it is a party, (c) the validity or enforceability of this Agreement, any Note or any other Collateral Document, or
(d) the rights or remedies of the Agent or the Banks under this Agreement, the Notes or any other Collateral Document or at law or in equity or the value of any material collateral granted to the Agent, for the benefit of the Banks, pursuant to any Collateral Document.

          "Material Towers" means, as of any date of determination, any Tower or
           ---------------
any group or set of Towers wheresoever located to which more than 10% of the Operating Cash Flow for any of the immediately prior four fiscal quarters is attributable.

          "Mortgages" has the meaning assigned to it in Section 6.4.
           ---------

          "Net Earnings" means the net income (or deficit) of the Borrower for
           ------------
the period involved, after taxes, if any, and after all proper charges and reserves (excluding, however, Extraordinary Items), all as determined in accordance with GAAP.

          "Notes" means the Reducing Notes, the Working Capital Notes, the Term
           -----
Notes and any notes issued in connection with the issuance of a Letter of Credit.

          "Obligation" means any obligation of the Borrower (a) to pay to the
           ----------
Banks the principal of and interest on the Notes in accordance with the terms thereof, including, without limitation, any interest accruing after the date of any filing by the Borrower of any petition in bankruptcy or the commencing of any bankruptcy, insolvency or similar proceedings with respect to the Borrower, regardless of whether such interest is allowable as a claim in any such proceeding; (b) in respect of the contingent liability of the Borrower under all outstanding Letters of Credit, (c) in respect of any Rate Hedging Obligations owing to any Bank or Affiliate of any Bank; (d) to pay, satisfy or perform any other agreement, liability or obligation of the Borrower or any other Person to the Agent or any Bank, arising under this Agreement or any Collateral Document, whether now existing or hereafter incurred by reason of future advances or otherwise, matured or unmatured, direct or contingent, joint or several, including any extensions, modifications or renewals thereof and substitutions therefor, and including without limitation all fees, indemnification amounts, costs and expenses, including interest thereon and reasonable attorneys' fees, incurred by the Agent or any Bank for the protection and preservation or enforcement of its rights and remedies arising hereunder or under the Collateral Documents; (e) to repay to the Agent and the Banks all amounts advanced at any time by the Agent or the Banks hereunder or under any Collateral Document, including, without limitation, advances for principal or interest payments to prior secured parties, mortgagees, or lienors or other Persons, or for taxes, levies, insurance, rent or repairs to, or maintenance or storage of, any of the property of the Borrower; (f) to perform any covenant or agreement made with the Agent or the Banks pursuant to this Agreement or any Collateral Document; (g) to take any other action in respect of any other liability of any nature of the Borrower to the Agent or the Banks under this Agreement or any Collateral Document; or (h) any renewal, continuation or extension of any of the foregoing.

          "Operating Cash Flow" means, during any period, Net Earnings for such
           -------------------
period (excluding, to the extent included in Net Earnings, any Extraordinary Items and the effect of any exchange of space on a tower for non-cash consideration, such as merchandise or services), minus the sum of any interest
                                                 -----
and other investment income during such period, plus the sum of, without
                                                ----
duplication, (a) depreciation on or obsolescence of fixed or capital assets and amortization of intangibles and leasehold improvements for such period, plus (b)
                                                                        ----
any amounts paid by the Borrower in such period in respect of Rate Hedging Obligations to the extent such amounts were deducted in calculating Net Earnings, plus (c) cash interest accrued and paid during such period, plus (d)
          ----                                                        ----
federal and state income taxes accrued and paid during such period (exclusive of any such taxes resulting from any Extraordinary Items), plus (e) non-recurring
                                                        ----
costs paid in such period in connection with the Purchase Agreement or Qualified Acquisitions and approved by the Agent, to the extent that such costs were paid from equity contributions or the proceeds of any Loan. For purposes of calculating Operating Cash Flow for any quarter included within the four quarter period ending March 31, 1996, an amount equal to the lesser of $75,000 or Corporate Development Expense actually accrued and paid during such quarter shall be added back to Net Earnings (to the extent deducted in calculating Net Earnings); provided, however, that in no event shall
                                       --------  -------
more that $250,000 of Corporate Development Expense be added back pursuant to this sentence for the four quarter period ending March 31, 1996. In addition, for purposes of calculating Operating Cash Flow for any period, the acquisition pursuant to the Purchase Agreement, each other Qualified Acquisition and each sale or other disposition by the Borrower of any Towers and related assets, whether by sale of stock or assets, which occurs during such period, shall be deemed to have occurred on the first day of such period. Accordingly, the operating cash flow received by the seller of the Towers and related assets, or of a management agreement in respect thereof, acquired pursuant to the Purchase Agreement and each Qualified Acquisition shall be included for the entire period and the Operating Cash Flow relating to any Towers and related assets, or of a management agreement in respect thereof, sold or otherwise disposed of during such period shall be excluded from the calculation of Operating Cash Flow for the entire period.

          "PBGC" means the Pension Benefit Guaranty Corporation or any
           ----
governmental authority at any time substituted therefor.

          "PCI Debt" means the Indebtedness of the Borrower to the Sellers
           --------
evidenced by (a) the unsecured Promissory Note dated January 10, 1995, in the original principal amount of $1,050,957 and (b) the secured, non-recourse Promissory Note dated April 27, 1995, in an original principal amount not to exceed $1,000,000.

          "Pension Plan" means an employee pension benefit plan as defined in
           ------------
Section 3(2) of ERISA which is subject to the provisions of Section 302 or Title IV of ERISA or Section 412 of the Code.

          "Permitted Lien" means any of the following Liens:
           --------------

          (a) Liens for taxes or assessments and similar charges, which are either not delinquent or being contested diligently and in good faith by appropriate proceedings, and as to which the Borrower has set aside adequate reserves on its books and which do not entail any risk of loss, forfeiture, foreclosure or sale of the property subject thereto;

          (b) statutory Liens, such as mechanic's, materialman's, warehouseman's, landlord's, artisan's, workman's, contractor's, carrier's or other like Liens, (i) incurred in good faith in the ordinary course of business,
(ii) which are either not delinquent or are being contested diligently and in good faith by appropriate proceedings, (iii) as to which the Borrower has set aside adequate reserves upon its books or bonded satisfactorily to the Agent and (iv) which do not entail any risk of loss, forfeiture, foreclosure or sale of the property subject thereto;

          (c) encumbrances consisting of zoning restrictions, easements, licenses, reservations, provisions, covenants, conditions, waivers, restrictions on the use of property or minor irregularities of title, provided that none of
                                                         --------
such encumbrances materially impairs the use or value of any property in the operation of the Borrower's business;

          (d) Liens securing conditional sale, rental or purchase money obligations permitted under Section 8.4, but only in the property which is the subject of such obligations;

          (e) Liens arising under or pursuant to this Agreement or any Collateral Document or otherwise securing any Obligation;

          (f) Liens in respect of judgments or awards with respect to which the Borrower is, in good faith, prosecuting an appeal or proceeding for review and with respect to which a stay of execution upon such appeal or proceeding for review has been secured, and as to which judgments or awards the Borrower has established adequate reserves on its books or has bonded in a manner satisfactory to the Agent;

          (g) pledges or deposits made in the ordinary course of business to secure payment of worker's compensation, or to participate in any fund in connection with worker's compensation, unemployment insurance, old-age pensions or other social security programs;

          (h) Liens granted to secure the performance of letters of credit, bids, tenders, contracts, leases, public or statutory obligations, surety, customs, appeal and performance bonds and other similar obligations to the extent permitted herein and not incurred in connection with the borrowing of money, the obtaining of advances or the payment of the deferred purchase price of any property; and

          (i)  any other Liens listed on Exhibit H hereto or to which the
                                         ---------
Majority Banks have consented in writing.

          "Person" includes natural persons, governmental agencies and
           ------
authorities, corporations, business trusts, associations, companies, limited liability companies, joint ventures and partnerships.

          "Plan" means any employee benefit plan, as defined under Section 3(3)
           ----
of ERISA, established or maintained by the Borrower or any member of the Controlled Group or any such Plan to which the Borrower or any member of the Controlled Group is, or in the last six years was, required to contribute on behalf of its employees.

          "Pledge Agreements" means the Holdco Pledge Agreement and the
           -----------------
Stockholder Pledge Agreement.

          "Possible Default" means an event, condition, situation or thing which
           ----------------
constitutes, or which with the lapse of any applicable grace period or the giving of notice or both would constitute, an Event of Default.

          "Projected Debt Service" means, as of any date of determination, the
           ----------------------
sum of (a) all scheduled Reducing Commitment reductions under Section 2.1(b) during the four quarter period following the end of the fiscal quarter then most recently ended, (b) all principal payments required to be made by the Borrower under Section 2.3(b) on the Term Loans during such subsequent four quarter period, (c) all principal payments required to be made by the Borrower on Total Debt, other than the Loans, but including, without limitation, the PCI Debt, Seller Debt and Capitalized Lease Obligations, during such subsequent four quarter period, and (d) all cash interest payments and payments of fees on Total Debt required to be made by the Borrower during such subsequent four quarter period. In calculating Projected Debt Service, (i) the interest rate applicable during such subsequent four quarter period to any Indebtedness which does not bear interest at a rate which is fixed (either by its terms or pursuant to an agreement regarding Rate Hedging Obligations) for the entire subsequent period shall be deemed to be the interest rate in effect as of the date of determination, and (ii) it shall be assumed that the principal amount of Reducing Loans and Working Capital Loans outstanding as of the date of determination will be outstanding for the subsequent four quarter period subject to any required commitment reductions.

          "Purchase Agreement" means the Purchase and Sale Agreement, dated as
           ------------------
of December 23, 1994, as amended, by and among the Sellers and the Borrower.

          "Purchase Price", in respect of any Qualified Acquisition (whether of
           --------------
assets, stock or other equity interests), means the total consideration payable in connection with such acquisition, whether payable in cash, by a note or other property, by the assumption of indebtedness and including all forms of deferred compensation, such as non-compete agreements, consulting agreements and the like.

          "Qualified Acquisition" has the meaning assigned to it in Section
           ---------------------
8.10(b).

          "Quarterly Date" means the last day of each March, June, September and
           --------------
December.

          "Ratable Share" means, with respect to any Bank, its pro rata share of
           -------------
the Commitments, the Letters of Credit or the Loans. Initially, the Ratable Shares of the Banks shall be as listed on Schedule 1.2 attached hereto.

          "Rate Hedging Obligations" means any and all obligations of the
           ------------------------
Borrower, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor), under (a) any and all agreements, devices or arrangements designed to protect the Borrower from the fluctuations of interest rates, including, but not limited to, interest rate exchange or swap agreements and interest rate cap or collar protection agreements, and (b) any and all cancellations, buy backs, reversals, terminations or assignments of any of the foregoing.

          "Reducing Commitment" has the meaning assigned to it in Section
           -------------------
2.1(a).

          "Reducing Loans" has the meaning assigned to it in Section 2.1(a).
           --------------

          "Reducing Notes" has the meaning assigned to it in Section 2.5.
           --------------

          "Regulatory Change" means the adoption of or any change in federal,
           -----------------
state or local treaties, laws, rules, regulations or policies or the adoption of or change in any interpretations, guidelines, directives or requests of or under any federal, state or local treaties, laws, rules, regulations or policies (whether or not having the force of law) by any court, governmental authority, central bank or comparable agency charged with the interpretation or administration thereof.

          "Release" shall mean any release, spill, emission, leaking, pumping,
           -------
injection, deposit, disposal, discharge, dispersal, leaching or migration into the indoor or outdoor environment, including, without limitation, the movement of Hazardous Materials through ambient air, soil, surface water, ground water, wetlands, land or subsurface strata.

          "Reportable Event" means a reportable event as that term is defined in
           ----------------
Title IV of ERISA, excluding, however, such events as to which the PBGC by regulation has waived the requirement of Section 4043(a) of ERISA that it be notified within thirty days of the occurrence of such event (provided that a failure to
                                                    --------
meet the minimum funding standard of Section 412 of the Code and of Section 302 of ERISA shall be a Reportable Event regardless of the issuance of any such waivers in accordance with Section 412(d) of the Code).

          "Securities Purchase Agreement" means the Securities Purchase and Loan
           -----------------------------
Agreement dated as of January 11, 1995, as amended as of April 27, 1995, among the Borrower and the purchasers named therein, as the same may be further amended from time to time with the consent of the Banks.

          "Security Agreement" has the meaning assigned to it in Section 6.2.
           ------------------

          "Seller Debt" has the meaning assigned to it in Section 8.10(b).
           -----------

          "Sellers" means Pittencrieff Communications, Inc., a Texas
           -------
corporation, and A&B Electronics, Inc., a New Mexico corporation, and "Seller"
                                                                       ------
means either of such Sellers.

          "Sellers Subordination Agreement" has the meaning assigned to it in
           -------------------------------
Section 6.6.

          "Seller Escrow Deposit" means, as of any date, the amount held by
           ---------------------
River Oaks Trust Company (the "Escrow Agent") on such date pursuant to the Escrow Agreement dated as of March 6, 1995, among the Sellers, the Borrower and the Escrow Agent.

          "Stockholders" means the stockholders of Holdco, and "Stockholder"
           ------------                                         -----------
means any of such Stockholders.

          "Stockholders Agreement" means the Stockholders Agreement, dated as of
           ----------------------
April 27, 1995, by and among Holdco and the Stockholders which are a party thereto, as the same may be amended from time to time to the extent permitted pursuant hereto.

          "Stockholder Debt" means the Indebtedness of the Borrower to
           ----------------
Centennial Fund IV, L.P. pursuant to the Securities Purchase Agreement.

          "Stockholder Pledge Agreement" has the meaning assigned to it in
           ----------------------------
Section 6.3.

          "Stockholder Subordination Agreement" has the meaning assigned to it
           -----------------------------------
in Section 6.6.

          "Subordinated Debt" means Indebtedness of the Borrower to a
           -----------------
Stockholder or to the Sellers, including the Stockholder Debt and the PCI Debt, which is subordinate to the Obligations of the Borrower to the Banks pursuant to terms and conditions satisfactory to the Agent.

          "Subsidiary" means each existing or future partnership, corporation or
           ----------
limited liability company, the majority of the outstanding partnership interests, capital stock or voting power of which is (or upon the exercise of all outstanding warrants, options and other rights would be) owned, directly or indirectly, at the time in question by the Borrower.

          "Termination Date" means June 30, 2002.
           ----------------

          "Term Loan Prepayment Premium" means, with respect to the voluntary
           ----------------------------
prepayment of the Term Loans prior to the second anniversary of the Closing Date, an amount equal to the product of (a) an interest factor equal to the excess of the rate of interest applicable to the Term Loans pursuant to Section
3.1 hereof on the date of such prepayment over the LIBOR Rate on the date of such prepayment, multiplied by (b) the principal amount so prepaid, multiplied by (c) a fraction, the numerator of which is the number of days in the period from and including the date of such prepayment to but not including the second anniversary of the Closing Date and the denominator of which is 360.

          "Term Loans" has the meaning assigned to it in Section 2.3(a).
           ----------

          "Term Notes" has the meaning assigned to it in Section 2.5.
           ----------

          "Total Debt" means, without duplication, all Indebtedness of the
           ----------
Borrower for borrowed money, including the Loans, all Capitalized Lease Obligations of the Borrower, all other Indebtedness of the Borrower represented by notes or drafts representing extensions of credit for borrowed money, all other Indebtedness of other Persons for which the Borrower is a Guarantor, all obligations of the Borrower evidenced by bonds, debentures, notes or other similar instruments (including all such obligations to which any property or asset owned by the Borrower is subject, whether or not the obligation secured thereby shall have been assumed) and all obligations of the Borrower as an account party to reimburse any bank or any other Person in respect of letters of credit (other than the Letters of Credit) or bankers' acceptances; provided,
                                                                   --------
however, that the Stockholder Debt shall not constitute Total Debt so long as it
-------
is subject to the Stockholder Subordination Agreement.

          "Towers" means the wireless communications towers owned or leased by
           ------
the Borrower or which are subject to a management agreement to which the Borrower is a party and which the Borrower has obtained pursuant to a Qualified Acquisition, and "Tower" means each of such Towers.
                  -----

          "Working Capital" means, as of any date, the excess of the Borrower's
           ---------------
current assets, other than cash, over its current liabilities, other than the current portion of long term debt, as of such date.

          "Working Capital Commitment" has the meaning assigned to it in Section
           --------------------------
2.2(a).

          "Working Capital Loans" has the meaning assigned to it in Section
           ---------------------
2.2(a).

          "Working Capital Notes" has the meaning assigned to it in Section 2.5.
           ---------------------

          1.2  Other Terms.  Except as otherwise specifically provided in this
               -----------
Agreement, each term not otherwise expressly defined herein which is defined in the Uniform Commercial Code, as amended (the "UCC"), as adopted in any applicable jurisdiction, shall have the meaning assigned to it in the UCC in effect in such jurisdiction. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. All references herein to Sections, Exhibits or Schedules shall be deemed to be references to Sections of, and Exhibits and Schedules to, this Agreement unless the context shall otherwise require. Whenever any agreement, promissory note or other instrument or document is defined in this Agreement, such definition shall be deemed to mean and include, from and after the date of any amendment, restatement or modification thereof, such agreement, promissory note or other instrument or document as so amended, restated or modified. All terms defined in this Agreement in the singular shall have comparable meanings when used in the plural and vice versa. The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.

          1.3  Accounting Terms.  All accounting terms used in this Agreement
               ----------------
which are not expressly defined herein shall have the respective meanings given to them in accordance with GAAP, all computations shall be made in accordance with GAAP, and all balance sheets and other financial statements shall be prepared in accordance with GAAP.


 SECTION 2.    THE LOANS.
               ---------

          2.1  The Reducing Commitment and the Reducing Loans.
               ----------------------------------------------

          (a) Subject to the terms and conditions hereof, during the period up to but not including the Termination Date, the Banks shall make loans to the Borrower in such amounts as the Borrower may from time to time request (the "Reducing Loans") but not exceeding in aggregate principal amount at any one time outstanding $21,700,000 (as such amount may be reduced from time to time, the "Reducing Commitment"). Each Reducing Loan requested by the Borrower shall be funded by the Banks in accordance with their Ratable Shares of the requested Reducing Loan. A Bank shall not be obligated hereunder to make any additional Reducing Loan if immediately after making such Loan, the aggregate principal balance of all Reducing Loans made by such Bank would exceed such Bank's Ratable Share of the Reducing Commitment. The Reducing Loans may be comprised of Base Rate Loans or LIBOR Loans, as provided in Section 2.4 hereof.

          (b) On June 30, 1997, the Reducing Commitment shall automatically reduce to the then outstanding amount of the Reducing Loans, and, on each date set forth in the table below, the Reducing Commitment shall automatically further reduce by an amount equal to that percentage set forth in such table for such date of the Reducing Commitment in effect on July 1, 1997:

=======================================================================
 Calendar      March 31     June 30      September 30     December 31
 Year
-----------------------------------------------------------------------
 1997          N/A          N/A          4.00%            4.00%
-----------------------------------------------------------------------
 1998          4.00%        4.00%        4.00%            4.00%
-----------------------------------------------------------------------
 1999          4.50%        4.50%        4.50%            4.50%
-----------------------------------------------------------------------
 2000          4.75%        4.75%        4.75%            4.75%
-----------------------------------------------------------------------
 2001          5.25%        5.25%        5.25%            5.25%
-----------------------------------------------------------------------
 2002          5.75%        12.25%       N/A              N/A
=======================================================================

          (c) Prior to the Termination Date, the Borrower may, at its option, from time to time prepay all or any portion of the Reducing Loans, subject to the provisions of Section 2.7, and the Borrower may reborrow from time to time hereunder amounts so paid up to the amount of the Reducing Commitment in effect at the time of reborrowing.

          (d) (i) Subject to the terms and conditions hereof, the Borrower may request the Banks to issue, and the Banks agree to issue, from time to time, standby letters of credit (the "Letters of Credit" and each individually a "Letter of Credit") in an aggregate stated amount for all Letters of Credit at any one time not exceeding $5,000,000; provided, however, that each Letter of
                                       --------  -------
Credit shall be in an amount of not less than $250,000; and provided, further,
                                                            --------  -------
that no Letter of Credit shall be issued if after giving effect to such issuance, the sum of the outstanding principal balance of the Reducing Loans (including amounts drawn on Letters of Credit and not repaid), plus the aggregate face amount of outstanding Letters of Credit would exceed the Reducing Commitment. The Letters of Credit shall only be issued to secure not more than five notes evidencing Seller Debt. No Letter of Credit shall be issued if the sum of the face amount of such Letter of Credit and the face amount of all other outstanding Letters of Credit would exceed as of any date during the term of such Letters of Credit the Reducing Commitment as in effect as of such date. Each Letter of Credit shall be issued in the manner and on the conditions set forth in this Section 2.1(d) and Section 6. No Letter of Credit shall be issued after June 30, 1997, or expire later than December 31, 2001. The Banks shall not be obligated to extend or renew any Letter of Credit. Any amount drawn upon a Letter of Credit shall be deemed to be a Reducing Loan for all purposes of this Agreement. All Letters of Credit shall be issued by the Banks in accordance with their Ratable Shares of the amount requested by the Borrower.

               (ii) Each request for a Letter of Credit shall be made to the Agent and each Bank by an application on each Bank's standard form or in such other manner as a Bank may approve and shall be made such reasonable time in advance as the Agent may require. Each Letter of Credit shall be issued by the Banks within three Banking Days after satisfaction of the conditions set forth herein and shall be accompanied by a duly executed note (each, a "Letter of Credit Note"), in each case on the issuing Bank's standard form or in such other form as it may approve.

               (iii) The Borrower shall: (A) indemnify and hold each Bank harmless from any loss resulting from any claim, demand or liability which may be asserted against such Bank in connection with actions taken under any Letter of Credit, and (B) reimburse such Bank for any fees or other reasonable expenses paid or incurred by such Bank in connection with any Letter of Credit, other than any loss or expense resulting from such Bank's willful misconduct or gross negligence. Any amounts paid by any Bank on any Letter of Credit shall be deemed to be a Reducing Loan and shall bear interest from the date of payment by such Bank as the rates provided in Section 3.1 until paid in full.

               (iv) Upon the occurrence of any Event of Default, the Borrower shall, upon demand, pay to each Bank the face amount of any outstanding Letter of Credit Note issued to such Bank, which amount such Bank shall hold as security for the obligations incurred under such Letter of Credit, this Agreement or the Notes. The payment by the Borrower of such security shall not terminate the obligations of the Borrower under this Section 2.1(d).

               (v) If any Regulatory Change shall either (A) impose upon, modify, require, make or deem applicable to any

Bank any reserve requirement, special deposit requirement, insurance assessment or similar requirement against or affecting any Letter of Credit issued or to be issued hereunder, or (B) subject any Bank to any tax, charge, fee, deduction or withholding of any kind whatsoever, or (C) impose any condition upon or cause in any manner the addition of any supplement to or increase of any kind to any Bank's capital or cost base for issuing such Letter of Credit which results in an increase in the capital requirement supporting such Letter of Credit, or (D) impose upon, modify, require, make or deem applicable to any Bank any capital requirement, increased capital requirement or similar requirement such as the deeming of such Letters of Credit to be assets held by such Bank for capital calculation or other purposes and the result of any events referred to in (A),
(B), (C) or (D) above shall be to increase the costs or decrease the benefit in any way to a Bank of issuing, maintaining or participating in such Letters of Credit, then and in such event the Borrower shall, on the third Banking Day after the mailing of written notice of such increased costs and/or decreased benefits to the Borrower by any Bank, pay to such Bank all such additional amounts which in such Bank's sole good faith calculation as allocated to such Letters of Credit, shall be sufficient to compensate it for all such increased costs and/or decreased benefits. Such Bank's calculation shall be conclusive absent manifest error.

               (vi) The Letters of Credit shall be issued for an annual fee of 4.5% of the amount then drawable thereunder payable upon issuance and on each anniversary of the issuance.

          (e) At any time prior to the Termination Date, by written notice to the Agent no later than 11:00 A.M. Cleveland, Ohio time five Banking Days prior to such termination or reduction, the Borrower may permanently terminate, or from time to time permanently reduce, the Reducing Commitment. Such notice shall be in writing or by telephonic communication confirmed by telecopy or other facsimile transmission on the same day as such telephone notice. Any such partial reduction hereunder shall be in an amount which is not less than $2,500,000 or an integral multiple of $1,000,000 in excess thereof. The Agent shall notify the Banks of any such reduction or termination of the Reducing Commitment.

          (f) All Reducing Loans, together with all interest accrued thereon, shall be paid in full no later than the Termination Date.

          (g) All reductions of the Reducing Commitment pursuant to Section 2.1(e), 2.7(c) or any other provision of this Agreement shall be permanent reductions, and the Reducing Commitment shall not be increased.

          2.2  The Working Capital Commitment and the Working Capital Loans.
               ------------------------------------------------------------

               (a) Subject to the terms and conditions hereof, during the period up to but not including the Termination Date, the Banks shall make loans to the Borrower in such amounts as the Borrower may from time to time request (the "Working Capital Loans") but not exceeding in aggregate principal amount at any one time outstanding $1,000,000 (as such amount may be reduced from time to time, the "Working Capital Commitment"). Each Working Capital Loan requested by the Borrower shall be funded by the Banks in accordance with their Ratable Shares of the requested Working Capital Loan. A Bank shall not be obligated hereunder to make any additional Working Capital Loan if immediately after making such Loan, the aggregate principal balance of all Working Capital Loans made by such Bank would exceed such Bank's Ratable Share of the Working Capital Commitment. All Working Capital Loans may be comprised of Base Rate Loans or LIBOR Loans, as provided in Section 2.4 hereof.

               (b) Prior to the Termination Date, the Borrower may, at the Borrower's option, from time to time prepay all or any portion of the Working Capital Loans, subject to the provisions of Section 2.7, and the Borrower may reborrow from time to time hereunder amounts so paid up to the amount of the Working Capital Commitment in effect at the time of reborrowing.

               (c) At any time prior to the Termination Date, by written notice to the Agent no later than 11:00 A.M. Cleveland, Ohio time five Banking Days prior to such termination or reduction, the Borrower may permanently terminate, or from time to time permanently reduce, the Working Capital Commitment. Such notice shall be in writing or by telephonic communication confirmed by telecopy or other facsimile transmission on the same day as such telephone notice. Any such partial reduction hereunder shall be in an amount which is not less than $250,000 or an integral multiple of $250,000 in excess thereof. The Agent shall notify the Banks of any such reduction or termination of the Working Capital Commitment.

               (d) All Working Capital Loans, together with all interest accrued thereon, shall be paid in full no later than the Termination Date.

               (e) All reductions of the Working Capital Commitment pursuant to Sections 2.2(c) or 2.7(c) or any other provision hereof shall be permanent reductions, and the Working Capital Commitment shall not be increased.

          2.3  The Term Loan.
               -------------

               (a) Subject to the terms and conditions of this Agreement, on the Closing Date the Banks, severally, but not jointly, shall lend to the Borrower on a term loan basis an aggregate amount equal to $2,300,000 (the "Term Loans"). The Term Loans shall be funded by the Banks in accordance with their Ratable Shares. No portion of the Term Loans, upon the payment or prepayment thereof, may be reborrowed.

               (b) The aggregate principal of the Term Loans shall be repaid in fourteen installments due in the amounts and on the dates set forth in the following table, with the final installment of all then outstanding principal, together with all accrued interest, due no later than the Termination Date:

=========================================================================
 Calendar      March 31      June 30        September       December
 Year                                       30              31
-------------------------------------------------------------------------
 1999          $ 62,500      $ 62,500       $ 62,500        $ 62,500
-------------------------------------------------------------------------
 2000          $187,500      $187,500       $187,500        $187,500
-------------------------------------------------------------------------
 2001          $250,000      $250,000       $250,000        $250,000
-------------------------------------------------------------------------
 2002          $150,000      all            N/A             N/A
                             remaining
                             principal
=========================================================================

          2.4  Making and Conversion/Continuation of the Loans.
               -----------------------------------------------

               (a)  Making of the Loans.
                    -------------------

                    (i) Each Reducing Loan and each Working Capital Loan shall be made by the Banks in such amount as the Borrower shall request, provided that
                                                                   --------
each borrowing shall be in an amount which is a minimum of (A), with respect to any LIBOR Loan, $500,000, and integral multiples of $250,000 in excess thereof, and (B) with respect to any Base Rate Loan, $250,000 and integral multiples of $100,000 in excess thereof or such lesser amount as may be equal to the then unused portion of the Reducing Commitment or the Working Capital Commitment, as the case may be. The obligation of the Banks to make any Loan is conditioned upon (x) the fact that no Possible Default or Event of Default shall then exist or immediately after the Loan would exist; (y) the fact that all of the Collateral Documents shall still be in full force and effect; and (z) the fact that the representations and warranties contained herein and in the Collateral Documents shall be true and correct in all material respects as if made on and as of the date of such borrowing, except to the extent that any thereof expressly relate to an earlier date.

                    (ii) Subject to the satisfaction of the conditions set forth in Section 6, Loans shall be effected at the principal banking office of the Agent in Cleveland, Ohio, and shall be made at such times as the Borrower may request by notice to the Agent no later than 11:00 A.M. Cleveland, Ohio time
(A) three Banking Days prior to the date of a requested LIBOR Loan and (B) one Banking Day prior to the date of a requested Base Rate Loan. Such notices shall be in writing, or by telephonic communication confirmed by telecopy or other facsimile transmission on the same day as the telephone request, and shall specify the proposed date and the amount of the requested Loan, whether it is to bear interest initially at an interest rate based on the Base Rate or the LIBOR Rate, and the Interest Period thereof, if applicable.

                    (iii) Upon receipt of each borrowing notice for a Reducing Loan or a Working Capital Loan, the Agent shall promptly notify each Bank of the type, amount and date of the proposed borrowing or conversion. Not later than 11:00 A.M. Cleveland time, on the date of a proposed borrowing of a Reducing Loan or Working Capital Loan, as the case may be, each Bank shall provide the Agent at its address specified in Section 12.4 hereof with immediately available funds covering such Bank's Ratable Share of the borrowing, and the Agent shall pay over such immediately available funds to the Borrower.

               (b)  Conversion/Continuation of the Loans.  At the Borrower's
                    ------------------------------------
election pursuant to notice given to the Agent not later than 11:00 A.M. Cleveland, Ohio time three Banking Days prior to such conversion or continuation, any Base Rate Loan or LIBOR Loan may be converted to or continued as, as the case may be, a LIBOR Loan as requested by the Borrower; provided,
                                                                   --------
however, that each conversion shall be in an amount which is a minimum of
-------
$500,000, and integral multiples of $250,000 in excess thereof; and provided,
                                                                    --------
further, that no Loan may be continued as or converted to a LIBOR Loan at any
-------
time that an Event of Default or Possible Default exists; and provided, still,
                                                              --------  -----
further, that no Term Loan may be converted to a Base Rate Loan or LIBOR Loan.
-------
If the Borrower has not timely delivered to the Agent such notice with respect to any terminating Interest Period, the affected LIBOR Loan shall convert to a Base Rate Loan at the end of such Interest Period.

               (c)  Number of Interest Rate Options.  In no event shall the
                    -------------------------------
Borrower have more than three LIBOR Loans outstanding at any time.

               (d)  Incurrence Limitations.
                    ----------------------

                    (i) The Borrower may not borrow any Working Capital Loan if the proceeds of such Loan are to be used to prepay any part of the Term Loans. The Borrower may not borrow any Reducing Loan if the proceeds of such Loan are to be used to prepay any part of the Term Loans unless (A) such Loan is made prior to the second anniversary of the Closing Date and (B) the Leverage Ratio has not at any time prior to the making of such Loan been in excess of 5.0 to 1.0. If the Borrower uses the proceeds of any Reducing Loan to prepay any part of the Term Loans, then (A) the Average Acquisition Leverage Multiple set forth in Step 3 of the Acquisition Advance Worksheet shall be reduced to 5.0 to 1.0 at all times thereafter and (B) the Acquisition Leverage Multiple set forth in Step 3 of the Acquisition Advance Worksheet shall be reduced to 67%.

                    (ii) No more than [$_____________] may be borrowed on the Closing Date for application to the portion of the purchase price then payable under the Purchase Agreement.

                    (iii) No later than ten Banking Days prior to the closing of any Qualified Acquisition, the Borrower shall deliver to the Agent a properly completed Acquisition Advance Worksheet computing, in accordance with such worksheet, the amount of the Reducing Loans available to be borrowed in connection with such acquisition. The Borrower shall provide to the Agent any information and documentation reasonably requested by the Agent to assist in its review of such worksheet and its verification of the computations set forth therein. Subject to the Agent's satisfaction with the computations set forth therein, the Borrower may borrow an amount of Reducing Loans up to but not exceeding the lesser of the maximum availability as established in such worksheet and the undrawn amount of the Reducing Commitment. No proceeds of a Reducing Loan made after June 30, 1997, shall be used to pay any portion of the Purchase Price of a Qualified Acquisition.

          2.5  The Notes.  All Reducing Loans shall be evidenced by separate
               ---------
promissory notes payable to the Banks substantially in the form attached hereto as Exhibit A to be duly executed and delivered by the Borrower at or prior to
   ---------
the Closing in the principal amount of the Reducing Commitment (the "Reducing Notes"). All Working Capital Loans shall be evidenced by separate promissory notes payable to the Banks substantially in the form attached hereto as Exhibit
                                                                        -------
B to be duly executed and delivered by the Borrower at or prior to the Closing
-
in the principal amount of the Working Capital Commitment (the "Working Capital Notes"). All Term Loans shall be evidenced by separate promissory notes payable to the Banks substantially in the form attached hereto as Exhibit C to be duly
                                                          ---------
executed and delivered by the Borrower at or prior to the Closing in the aggregate principal amount of the Term Loans (the "Term Notes"). The Banks may, and are hereby authorized by the Borrower to, set forth on the grids attached to the Notes, or in other comparable records maintained by them, the amount of each Loan, all payments and prepayments of principal and interest received, the current outstanding principal balance, and other appropriate information. The aggregate unpaid amount of any Loan set forth in any records maintained by a Bank with respect to a Note shall be presumptive evidence of the principal amount owing and unpaid on such Note. Failure of a Bank to record the principal amount of any Loan on the grid(s) attached to a Note shall not limit or otherwise affect the obligation of the Borrower hereunder or under such Note to repay the principal amount of such Loan and all interest accruing thereon.

          2.6  Fees.  The Borrower shall pay to the Agent, for the benefit of
               ----
the Banks, a commitment fee of 1/2% per annum (based on a year having 360 days and actual days elapsed) on the aggregate average daily undisbursed amount of each Commitment. Such commitment fee shall (a) commence to accrue as of the earlier of the Closing Date and April 18, 1995, and continue for each day to and including the Termination Date, (b) be in addition to any other fee required by the terms and conditions of this Agreement or any other agreement among or between the parties hereto, (c) be payable quarterly in arrears on each Quarterly Date and (d) be shared by the Banks in accordance with their Ratable Shares.

          2.7  Prepayment.
               ----------

               (a)  Voluntary Prepayments.
                    ---------------------

                    (i) By notice to the Agent (which shall be in writing or by telephonic communication confirmed by telecopy or other facsimile transmission on the same day as such telephone notice) no later than 11:00 A.M. Cleveland, Ohio time on the Banking Day prior to such prepayment (with respect to any Base Rate Loan) or on the third Banking Day prior to such prepayment (with respect to any LIBOR Loan), the Borrower may, at its option, prepay the Reducing Loans or the Working Capital Loans in whole at any time or in part from time to time without penalty or premium (except as provided in Section 2.7(d)); provided,
                                                                   --------
however, that each partial prepayment of the Reducing Loans shall be in the
-------
aggregate principal amount of not less than $250,000 or an integral multiple of $250,000 in excess thereof and that each partial prepayment of the Working Capital Loans shall be in the aggregate principal amount of not less than $100,000 or an integral multiple of $100,000 in excess thereof.

                    (ii) By notice to the Agent (which shall be in writing or by telephonic communication confirmed by telecopy or other facsimile transmission on the same day as such telephone notice) no later than 11:00 A.M. Cleveland, Ohio time on the third Banking Day prior to such prepayment, the Borrower may, at its option, prepay the Term Loans in whole or in part; provided, however, that each partial prepayment shall be in the aggregate
--------  -------
principal amount of not less than $250,000 or an integral
multiple of $100,000 in excess thereof; provided, further, that the Borrower
                                        --------  -------
shall pay to the Agent, for the benefit of the Banks, the applicable Term Loan Prepayment Premium upon any voluntary prepayment of the Term Loans prior to the second anniversary of the Closing Date; provided, still, further, that, unless
                                        --------  -----  -------
such prepayment is in connection with a prepayment of all Loans, together with all accrued interest and all other amounts due hereunder or under the Collateral Documents, all voluntary prepayments of any Term Loan may only be made on the last day of April of any year and may not exceed an amount equal to 50% of the prior year's Excess Cash Flow. All accrued interest (including Deferred Interest) on the amount prepaid shall be paid with the prepayment. The amount of any voluntary prepayment that may be made pursuant to the last proviso of the first sentence of this Section 2.7(a)(ii) shall be determined from the annual financial statements delivered by the Borrower pursuant to Section 7.5(a) in respect of such fiscal year, and any such voluntary prepayment shall be accompanied by a certificate executed by the chief financial officer of the Borrower setting forth the calculations from which the amount of such prepayment and satisfaction of the conditions set forth herein were determined.

               (b)  Mandatory Prepayments.
                    ---------------------

                    (i)  Reduction of Commitments.  If at any time the sum of
                         ------------------------
the outstanding principal amount of the Reducing Loans plus the face amount of all outstanding Letters of Credit exceeds the Reducing Commitment, or if at any time the outstanding principal amount of the Working Capital Loans exceeds the Working Capital Commitment, the Borrower shall immediately prepay the Reducing Loans or the Working Capital Loans, as the case may be, without penalty or premium (except that any such prepayment of any LIBOR Loan shall be made together with the applicable LIBOR Prepayment Premium), in an amount necessary to cause the outstanding principal amount of the Reducing Loans not to exceed the Reducing Commitment or to cause the outstanding principal amount of the Working Capital Loans not to exceed the Working Capital Commitment, as the case may be. All accrued interest on the amount prepaid shall be paid with the prepayment.

                    (ii)  Excess Cash Flow Recapture.  Within ninety days of the
                          --------------------------
end of each fiscal year ending on or after December 31, 1996, the Borrower shall make a mandatory prepayment of the Loans in an amount equal to 50% of the Excess Cash Flow for such fiscal year. Mandatory prepayments made pursuant to this
Section 2.7(b)(ii) shall be determined from the annual financial statements delivered by the Borrower pursuant to Section 7.5(a) in respect of such fiscal year and shall be accompanied by a certificate executed by the chief financial officer of the Borrower setting forth the calculations from which the amount of such prepayment was determined.

                    (iii)  Asset Sales.  Immediately upon receipt by the
                           -----------
Borrower of cash proceeds of any Asset Sale, the Borrower shall immediately make a mandatory prepayment of the Loans in an amount equal to such cash proceeds, net of any costs directly incurred in connection with such Asset Sale and any taxes reasonably estimated to be payable in connection with such Asset Sale as certified by the Borrower's chief financial officer. Together with such prepayment, the Borrower shall deliver to the Agent a certificate executed by the chief financial officer of the Borrower setting forth the calculation of the net cash proceeds of such Asset Sale.

                    (iv)  Unapplied Insurance Proceeds.  Within ninety days from
                          ----------------------------
the date of receipt of any cash payments under any insurance policy maintained by the Borrower which have not been reinvested in productive assets of a kind then used or usable in the business of the Borrower or used to maintain the business of the Borrower as a going concern, the Borrower shall make a mandatory prepayment of the Loans in the amount of such unreinvested or unused proceeds, net of any costs directly incurred in connection with receiving payment of such proceeds and any taxes reasonably estimated to be payable in connection with such receipt as certified by the Borrower's chief financial officer; provided,
                                                                     --------
however, that upon and during the continuance of any Event of Default or
-------
Possible Default all such insurance proceeds received by the Borrower shall be applied as a prepayment of the Loans.

               (c)  Application of Prepayments.
                    --------------------------

                    (i)  Application to Accrued Interest.  All prepayments made
                         -------------------------------
pursuant to this Section 2.7 shall be applied as follows: first, to accrued interest (including, in the case of a prepayment of the Term Loans, Deferred Interest) and then to the outstanding principal of the Loans. For purposes of the calculation of interest and the determination of whether any LIBOR Prepayment Premium is due in connection with any such prepayment, such principal prepayments shall be applied first to the Base Rate Loans and then to the LIBOR Loans with the shortest remaining Interest Periods.

                    (ii)  Application to Reducing Loans, Working Capital Loans
                          ----------------------------------------------------
and Term Loans.  All mandatory prepayments of principal required to be made
--------------
pursuant to Section 2.7(b)(ii), (iii) or (iv) shall be applied first to the Reducing Loans and then, after the Reducing Loans and the Reducing Commitment have been reduced to zero, to the Working Capital Loans and then, after the Working Capital Loans and the Working Capital Commitment have been reduced to zero, to the Term Loans. All voluntary and mandatory prepayments of the Term Loans shall be applied to the subsequent principal installments due under
Section 2.3(b) in the inverse order of maturity.

                    (iii)  Application to the Reducing Loans and the Reducing
                           --------------------------------------------------
Commitment. Any mandatory prepayment of the Reducing Loans (other than pursuant
----------
to Section 2.7(b)(i)) shall cause the Reducing Commitment to be immediately and automatically reduced by the amount of such prepayment, and each such mandatory reduction shall be applied to the subsequent Reducing Commitment reductions set forth in Section 2.1(b) in the inverse order of maturity.

                    (iv)  Application to the Working Capital Loans and the
                          ------------------------------------------------
Working Capital Commitment. Any mandatory prepayment of the Working Capital
--------------------------
Loans (other than pursuant to Section 2.7(b)(i)) shall cause the Working Capital Commitment to be immediately and automatically reduced by the amount of such prepayment.

               (d)  Prepayment Premiums.  The Borrower shall pay to the Agent,
                    -------------------
for the benefit of the Banks, the applicable LIBOR Prepayment Premium upon any prepayment or conversion (whether voluntary or involuntary) of any LIBOR Loan not made on the last day of the applicable Interest Period. The Borrower shall pay to the Agent, for the benefit of the Banks, the applicable Term Loan Prepayment Premium, if any, upon any prepayment (whether voluntary or involuntary) of the Term Loans.

          2.8  Reserves or Deposit Requirements, Etc.  If at any time any
               -------------------------------------
Regulatory Change (including without limitation, any change in Regulation D of the Board of Governors of the Federal Reserve System) shall impose any reserve and/or special deposit requirement (other than reserves included in the LIBOR Reserve Percentage, the effect of which is reflected in the interest rate of any LIBOR Loan) against assets held by, or deposits in or for the amount of any loans by, any Bank, and the result of the foregoing is to increase the cost (whether by incurring a cost or adding to a cost) to such Bank of taking or maintaining hereunder any LIBOR Loan or to reduce the amount of principal, interest or fees received by such Bank with respect to any such Loan, then such Bank shall notify the Borrower and the Agent of such occurrence. Thereafter, within ten days after written demand by such Bank the Borrower shall pay to such Bank additional amounts sufficient to compensate and indemnify such Bank for such increased cost or reduced amount. A statement as to the increased cost or reduced amount as a result of any event mentioned in this Section shall be submitted by such Bank to the Agent and to the Borrower and shall, in the absence of manifest error, be conclusive and binding as to the amount thereof.

          2.9  Tax Law, Increased Costs, Etc.  In the event that by reason of
               -----------------------------
any Regulatory Change, any Bank shall, with respect to this Agreement or any transaction under this Agreement, be subjected to any tax, levy, impost, charge, fee, duty, deduction or withholding of any kind whatsoever (other than any tax imposed upon the net income of such Bank and other than changes in franchise taxes), and if any such measure or any other similar measure shall result in an increase in the costs to such Bank of making or maintaining any LIBOR Loan or in a reduction in the amount of principal or interest ultimately receivable by such Bank in respect of such Loan, then such Bank shall notify the Borrower and the Agent stating the reasons therefor. The Borrower shall thereafter pay to such Bank within ten days after written demand such additional amounts as will compensate such Bank for such increased cost or reduced amount. A statement as to any such increased cost or reduced amount shall be submitted by such Bank to the Agent and to the Borrower and shall, in the absence of manifest error, be conclusive and binding as to the amount thereof.

          2.10  Eurodollar Deposits Unavailable or Interest Rate
                ------------------------------------------------
Unascertainable. If any Bank determines that dollar deposits of the relevant
---------------
amount for the relevant Interest Period are not available to it in the applicable Eurodollar market or if the Agent determines that, by reason of circumstances affecting such market, adequate and reasonable means do not exist for ascertaining the LIBOR Rate applicable to such Interest Period, or if any Bank determines that the LIBOR Rate does not adequately reflect the cost to such Bank of making such Loan, as the case may be, the Agent or such Bank shall promptly give notice of such determination to the Agent and to the Borrower, and any request for a new LIBOR Loan or notice of conversion of an existing Loan to a LIBOR Loan given thereafter or previously given by the Borrower and not yet converted shall be deemed a notice to make a Base Rate Loan.

          2.11  Changes in Law Rendering LIBOR Loans Unlawful. If at any time
                ---------------------------------------------
any Regulatory Change shall make it unlawful for any Bank to fund any LIBOR Loan which it has committed to make hereunder with moneys obtained in the applicable Eurodollar market, such Bank shall notify the Agent and the Borrower, and the obligation of the Banks to fund such Loan shall, upon the happening of such event, forthwith be suspended for the duration of such illegality. If any such change makes it unlawful for any Bank to continue in effect the funding in the applicable Eurodollar market of any LIBOR Loan previously made by it hereunder, such Bank shall, upon the happening of such event, notify the Agent and the Borrower thereof in writing stating the reasons therefor, and the Borrower shall, on the earlier of (a) the last day of the then current Interest Period or
(b) if required by such Regulatory Change on such date as shall be specified in such notice, either convert all such Loans to Base Rate Loans or prepay all such Loans in full.

          2.12  Funding.  Any Bank may, but shall not be required to, make LIBOR
                -------
Loans hereunder with funds obtained outside the United States.

          2.13  Indemnity.  Without prejudice to any other provisions of
                ---------
Sections 2.8 through 2.12, the Borrower hereby agrees to indemnify each Bank against any loss or expense which it may sustain or incur as a consequence of the Borrower's failure to borrow any LIBOR Loan requested pursuant to this Agreement or any default by the Borrower in payment when due of any amount due hereunder in respect of any LIBOR Loan or any prepayment or conversion by the Borrower of a LIBOR Loan prior to the end of its Interest Period, whether voluntarily or as required pursuant to the terms hereof, including, but not limited to, any premium or penalty incurred by such Bank in respect of funds borrowed by it for the purpose of making or maintaining such Loan, as determined by such Bank; provided, however, that such indemnification shall be net of any
              --------  -------
LIBOR Prepayment Premium received by such Bank in respect of any such action or inaction of the Borrower. A statement as to any such loss or expense shall be submitted by such Bank to the Agent and the Borrower for payment under the aforesaid indemnification, which statement shall, in the absence of manifest error, be conclusive and binding as to the amount thereof.

          2.14  Capital Adequacy.  If any Bank shall determine that any
                ----------------
Regulatory Change regarding capital adequacy or compliance by such Bank (or its lending office) with any request or directive regarding capital adequacy (whether or not having the force of law) of any governmental authority, central bank or comparable agency has or would have the effect of reducing the rate of return on such Bank's capital (or on the capital of such Bank's holding company) as a consequence of its obligations hereunder to a level below that which such Bank (or its holding company) could have achieved but for such Regulatory Change or compliance (taking into consideration such Bank's policies or the policies of its holding company with respect to capital adequacy) by an amount which such Bank deems to be material, then from time to time, within ten days after demand by such Bank, the Borrower shall pay to such Bank such additional amount or amounts as will compensate such Bank (or its holding company) for such reduction. A certificate of such Bank claiming compensation under this Section and setting forth the additional amount or amounts to be paid to it hereunder shall be conclusive in the absence of manifest error. In determining such amount, such Bank may use any reasonable averaging and attribution methods. The protection of this Section shall be available to each Bank regardless of any possible contention of the invalidity or inapplicability of the law, regulation or other condition which shall have been imposed.

          2.15  Taxes.  All sums payable by the Borrower hereunder or under the
                -----
Notes, whether of principal, interest, fees, expenses or otherwise, shall be paid in full, free of any deductions or withholdings for any and all present and future taxes, levies, imposts, stamps, duties, fees, assessments, deductions, withholdings, and other governmental charges and all liabilities with respect thereto (collectively referred to as "Taxes"). If the
                                                               -----
Borrower is prohibited by law from making payments hereunder or under the Notes free of such deductions or withholdings, then the Borrower shall pay such additional amount as may be necessary in order that the actual amount received by the Banks after such deduction or withholding shall equal the full amount stated to be payable hereunder or under the Notes. The Borrower shall pay directly to all appropriate taxing authorities any and all present and future Taxes, and all liabilities with respect thereto imposed by law or by any taxing authority on or with regard to any aspect of the transactions contemplated by this Agreement or the execution and delivery of this Agreement or the Notes, except for any Taxes or other liabilities that the Borrower is contesting in good faith by appropriate proceedings, provided that the Borrower hereby
                                       --------
indemnifies the Agent and each of the Banks and holds them harmless from and against any and all liabilities, fees or additional expense with respect to or resulting from any delay in paying, or omission to pay, Taxes. Within thirty days after the payment by the Borrower of any Taxes, the Borrower shall furnish the Agent with the original or a certified copy of the receipt evidencing payment thereof, together with any other information the Agent may reasonably require to establish to its satisfaction that full and timely payment of such Taxes has been made. The Agent shall notify the Borrower of any payment of Taxes required or requested of it and shall give due consideration to any advice or recommendation given in response thereto by the Borrower, and upon notice from the Agent or any Bank that Taxes or any liability relating thereto (including penalties and interest) have been paid, the Borrower shall pay or reimburse the paying Bank therefor within ten days of such notice. Without prejudice to the survival of any other agreement of the Borrower hereunder, the agreements and obligations of the Borrower contained in this Section shall survive the payment in full of principal and interest hereunder and under the Notes.


SECTION 3.     INTEREST; PAYMENTS.
               ------------------

          3.1  Interest.
               --------

               (a) Subject to Section 3.1(c) below, prior to maturity, (i) Reducing Loans and Working Capital Loans which are LIBOR Loans shall bear interest at the LIBOR Rate plus the Applicable Margin, (ii) Reducing Loans and Working Capital Loans which are Base Rate Loans shall bear interest at the Base Rate plus the Applicable Margin and (iii) Term Loans shall bear interest at 16% per annum.

               (b) The Applicable Margin shall be determined by the Agent annually based on the financial statements delivered to the Banks pursuant to
Section 7.5(a) below. Any change in the
interest rate on the Loans due to a change in the Applicable Margin shall be effective on the fifth Banking Day after delivery of such financial statements; provided, however, that if any such annual financial statements indicate an
--------  -------
increase in the Applicable Margin and such financial statements are not provided within the time period required in Section 7.5(a), the increase in the interest rate due to such increase in the Applicable Margin shall be effective retroactively as of the fifth Banking Day after the date on which such financial statements were due; and provided, further, that at all times that any of the
                         --------  -------
Stockholder Debt is secured, the Applicable Margin shall be calculated as if the ratio of Total Debt to Operating Cash Flow were greater than 5.0 to 1.0. The Borrower shall deliver to the Banks with each set of annual financial statements which indicate a change in the Applicable Margin a notice with respect to such change.

          (c) Upon the occurrence of any Event of Default, (i) the entire outstanding principal amount of each Reducing Loan and each Working Capital Loan and (to the extent permitted by law) unpaid interest thereon shall bear interest until paid in full at the Default Interest Rate which shall be payable upon demand and (ii) the entire outstanding principal amount of each Term Loan and (to the extent permitted by law) unpaid interest thereon shall bear interest until paid in full at a rate of interest equal to the rate otherwise applicable to such Term Loan plus 2% per annum which shall be payable upon demand.

          (d) Interest shall be computed on a Three Hundred Sixty day year basis calculated for the actual number of days elapsed. Interest accrued on each Base Rate Loan shall be paid quarterly in arrears on each Quarterly Date after the date hereof until such Loan is paid in full. Interest accrued on each LIBOR Loan shall be paid on the last day of the Interest Period thereof. Interest accrued on the Term Loans shall be paid as follows: (i) interest at the rate of 10% per annum shall be paid quarterly in arrears on each Quarterly Date after the date hereof until such Loan is paid in full and (ii) the balance of the accrued interest (6% per annum) shall accrue and compound annually and shall be paid on the earlier of (A) the date that all outstanding principal of the Term Loans is paid and (B) the Termination Date (the "Deferred Interest"). The Borrower shall not have the right to prepay Deferred Interest; provided,
                                                               --------
however, that the Borrower shall have the right on each March Quarterly Date to
-------
make a prepayment of Deferred Interest in an amount not to exceed 25% of Excess Cash Flow for the prior fiscal year.

          (e) The rate of interest payable on any Note from time to time shall in no event exceed the maximum rate, if any, permissible under applicable law. If the rate of interest payable on any Note is ever reduced as a result of the preceding sentence and at any time thereafter the maximum rate permitted by applicable law shall exceed the rate of interest provided for on such Note, then the rate provided for on such Note shall be increased to the maximum rate permitted by applicable law for such period as is required so that the total amount of interest received by the holder of such Note is that which would have been received by such holder but for the operation of the preceding sentence.

          3.2  Manner of Payments.
               ------------------

               (a) Prior to each Quarterly Date and the end of each Interest Period, the Agent shall render a statement to the Borrower of all amounts due to the Banks for principal, interest and fees hereunder. All amounts listed on each such statement shall be due and payable on the Quarterly Date or, as the case may be, the last day of such Interest Period, in respect of which such statement was sent. As to all other Obligations which become due and payable other than on a fixed date by their terms, the Agent shall advise the Borrower by a written statement that they are due and payable, and the Borrower shall pay the same within ten days of receipt of such statement. If any amounts are not paid by the Borrower when due and payable, such amounts shall bear interest at the Default Interest Rate, and the Banks may then charge any account of the Borrower for such Obligation in the amount due to the Banks. Any failure by the Agent to render any such statement or give any such advice shall in no way relieve the Borrower of any liability for or obligation to pay any amount due and payable hereunder.

               (b) Whenever any payment to be made hereunder, including without limitation any payment to be made on a Note, shall be stated to be due on a day which is not a Banking Day, such payment may be made on the next succeeding Banking Day, and such extension of time shall in each case be included in the computation of the interest payable on such Note.

               (c) Unless otherwise provided in this Agreement, all payments or prepayments made or due hereunder or under the Notes shall be made in immediately available funds by federal funds wire transfer, and without setoff, deduction or counterclaim, to the Agent prior to 11:00 A.M., Cleveland time, on the date when due, at its offices at 127 Public Square, Cleveland, Ohio 44114, or at such other place as may be designated by the Agent. Funds received after 11:00 A.M., Cleveland time, shall be deemed to have been received on the next Banking Day. To the extent any such payment is made for the ratable benefit of the Banks, the Agent shall promptly distribute such payment to the Banks in accordance with their respective Ratable Shares.

SECTION 4.    CLOSING.
              -------

          The closing of the transactions contemplated by this Agreement shall take place on or about April 26, 1995, or such other date as to which the parties may agree (the "Closing" and the "Closing Date"). Subject to the terms and conditions hereof, upon the fulfillment or waiver in writing of all the conditions precedent set out in Section 6, and the delivery to the Banks of the Notes, the Banks shall make such Loans as may be requested by the Borrower.


SECTION 5.    REPRESENTATIONS AND WARRANTIES OF THE BORROWER.
              ----------------------------------------------

          To induce the Banks to enter into this Agreement and to make the Loans, the Borrower represents and warrants as follows:

          5.1  Organization and Powers.  The Borrower is a corporation, duly
               -----------------------
organized, validly existing and in good standing under the laws of the State of Delaware. The Borrower is duly qualified or registered to conduct business and in good standing under the laws of each jurisdiction in which any Tower is located and of each other jurisdiction in which the character of its business or the ownership of its assets makes such qualification or registration necessary, except where failure to so qualify or register could not reasonably be expected to have a Material Adverse Effect. The Borrower has all requisite power and authority to own and operate its properties, to carry on its business as now conducted and proposed to be conducted, to enter into the Purchase Agreement, this Agreement and the Collateral Documents to which it is a party and all other documents to be executed by it in connection with the transactions contemplated hereby and thereby and to carry out the terms hereof and thereof.

          5.2  Authorization.  All necessary corporate, stockholder or other
               -------------
actions on the part of the Borrower to authorize the execution and delivery of the Purchase Agreement, this Agreement and the Collateral Documents, and the performance of the obligations of the Borrower herein and therein, have been taken. This Agreement, the Purchase Agreement and each Collateral Document have been duly authorized and executed and are valid and legally binding upon the Borrower to the extent it is a party thereto, and enforceable in accordance with their respective terms, except to the extent that the enforceability thereof may be limited by bankruptcy, insolvency or like laws affecting creditors rights generally and the availability of equitable remedies.

          5.3  Financial Statements.  Exhibit D attached hereto contains the
               --------------------   ---------
Borrower's unaudited financial statements as of March 31, 1995, and for the three month period then ended, including a balance sheet, income statement and statement of cash flows (the "Financial Statements"). The Financial Statements are true and complete in all material respects, disclose all material contingent liabilities and present fairly the financial condition and results of operations of the Borrower as of the dates and for the periods indicated and have been prepared in accordance with GAAP, subject in the case of statements for interim periods to normal year-end adjustments and to the absence of footnotes.

          5.4  Projections.  Exhibit E attached hereto are the Borrower's
               -----------   ---------
projections for the calendar years 1995 through 2001. Such projections were prepared on an operating basis and assume the consummation of the transactions contemplated in the Purchase Agreement. Such projections represent the Borrower's best estimate of projected future operations as of the date of this Agreement.

          5.5  Capitalization of the Borrower.  The capitalization of Holdco and
               ------------------------------
of the Borrower as of the date hereof is as set forth on Exhibit F attached
                                                         ---------
hereto, including the identity of each Stockholder and the number of shares of stock of each Stockholder. Holdco owns all of the issued and outstanding capital stock of the Borrower. All of the issued and outstanding shares of capital stock of the Borrower have been duly and validly issued and are fully paid and nonassessable. All of the authorized, issued and outstanding shares of capital stock of the Borrower are free and clear of any Liens, except as disclosed on Exhibit F, and except for the Lien in favor of the Agent. None of
             ---------
such capital stock has been issued in violation of the Securities Act of 1933, as amended, or the securities or "Blue Sky" or any other applicable laws, rules or regulations of any applicable jurisdiction. Except as set forth on Exhibit
                                                                       -------
F, as of the date hereof, the Borrower has no commitment or obligation, either
-
firm or conditional, to issue, deliver, purchase or sell, under any offer, option agreement, bonus agreement, purchase plan, incentive plan, compensation plan, warrant, conversion rights, contingent share agreement, stockholders agreement, partnership agreement or otherwise, any capital stock or other equity securities or securities convertible into shares of capital stock or other equity securities.

          5.6  Subsidiaries.  The Borrower has no Subsidiaries.
               ------------

          5.7  Title to Properties; Patents, Trademarks, Etc. The Borrower has,
               ----------------------------------------------
and will have after giving effect to the closing under the Purchase Agreement, good and marketable title to all of its material assets, whether real or personal, tangible or intangible, free and clear of any Liens or adverse claims or interests, except Permitted Liens. The Borrower owns or possesses, and will own or possess after giving effect to the closing under the Purchase Agreement, the valid right to use all the material patents, trademarks, service marks, trade names, copyrights and licenses and rights in respect of the foregoing necessary for the conduct of its business, without any known conflict with the rights of others.

          5.8  Litigation; Proceedings.  Except as disclosed on Exhibit G
               -----------------------                          ---------
attached hereto, there is no action, suit, proceeding, inquiry or investigation at law or in equity, or by or before any court or governmental instrumentality or agency, nor any order, decree or judgment in effect, now pending or, to the best of the Borrower's knowledge, threatened against or affecting the Borrower, any Material Towers or any of the properties or rights relating to any Material Towers, which could reasonably be expected to have a Material Adverse Effect. Except as disclosed on Exhibit G hereto, there is no application, petition,
                       ---------
complaint, proceeding or investigation pending or, to the best of the Borrower's knowledge, threatened, with respect to any License or which could restrict in any material manner the ownership, operation or license status of any Material Towers.

          5.9  Taxes.  All Federal, state and local tax returns, reports and
               -----
statements (including, without limitation, those relating to income taxes, withholding, social security and unemployment taxes, sales and use taxes and franchise taxes) required to be filed by the Borrower have been properly filed with the appropriate governmental agencies in all jurisdictions in which such returns, reports and statements are required to be filed, which returns, reports and statements are complete and accurate, and all taxes and other impositions due and payable have been timely paid prior to the date on which any fine, penalty, interest, late charge or loss may be added thereto for non-payment thereof. As of the date hereof, the Borrower has not filed with the Internal Revenue Service or any other governmental authority any agreement or other document extending or having the effect of extending the period for assessment or collection of any Federal, state, local or foreign taxes or other impositions. All tax deficiencies asserted or assessments made as a result of any examinations conducted by the Internal Revenue Service or any other governmental authority relating to the Borrower have been fully paid or are being contested in accordance with the provisions of Section 7.4. Proper and accurate amounts have been withheld by the Borrower from its employees for all periods to fully comply with the tax, social security and unemployment withholding provisions of applicable Federal, state, local and foreign law. The charges, accruals and reserves on the books of the Borrower in respect of any taxes or other governmental charges for the Borrower are adequate.

          5.10  Absence of Conflicts. The execution, delivery and performance of
                --------------------
the Purchase Agreement, this Agreement and the Collateral Documents and all actions and transactions contemplated hereby and thereby will not (a) violate, be in conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under (i) any provision of the Certificate of Incorporation or By-laws of the Borrower, (ii) any arbitration award or any order of any court or of any other governmental agency or authority, (iii) any License relating to any Material Towers or under which the Borrower operates or will operate after giving effect to the closing under the Purchase Agreement which breach or default of such License could reasonably be expected to have a Material Adverse Effect, or (iv) any applicable law, rule, order or regulation (including without limitation, (A) any law, rule, regulation or policy of the FAA or any other Licensing Authority or (B) Regulations G, T, U or X of the Board of Governors of the Federal Reserve System) or any material agreement, instrument or document relating to any Material Towers or to which the Borrower is a party, or by which the Borrower or any of its properties is bound, including, without limitation, the License Agreement or any of the leases relating to Material Towers, or (b) result in the creation or imposition of any Lien of any nature whatsoever, other than those Liens arising hereunder or under the Collateral Documents, upon any of the properties of the Borrower.

          5.11  Indebtedness.  The Borrower has no Indebtedness of any nature,
                ------------
whether due or to become due, absolute, contingent or otherwise, including Indebtedness for taxes and any interest or penalties relating thereto, except
(a) liabilities reflected in the Financial Statements, (b) the liability to pay legal and accounting fees and reasonable closing expenses in connection with this Agreement and the Purchase Agreement, (c) to the extent disclosed on

Exhibit H attached hereto and (d) Indebtedness permitted pursuant to Section
---------
8.1.

          5.12  Compliance.  Except as disclosed on Exhibit G attached hereto,
                ----------                          ---------
neither the Borrower nor, to the best of the Borrower's knowledge, either Seller, is in violation of any statute, ordinance, law, rule, regulation or order of the United States of America, the FAA, or any other federal, state, county, municipal or other governmental agency or authority applicable to it, its properties, the maintenance of any Material Towers or the conduct of its business, which violation could reasonably be expected to have a Material Adverse Effect. The Borrower has not violated or breached in any material respect the provisions of any material indenture, License, agreement, note, lease or other instrument or document to which it is a party or by which it is bound, nor does there exist any material default, or any event or condition which, upon notice or lapse of time, or both, would become a material default, under any such material indenture, License, agreement, note, lease, or other instrument or document. The Borrower has the legal right and authority, including without limitation, necessary authorizations from the FAA, to conduct its business as now conducted or proposed to be conducted.

          5.13  Statements Not Misleading.  No statement, representation or
                -------------------------
warranty made by the Borrower or any other party (other than the Agent and the Banks) in or pursuant to this Agreement or the Exhibits attached hereto or any of the Collateral Documents contains or will contain any untrue statement of a material fact, nor omits or will omit to state a material fact necessary to make such statement not misleading or otherwise violates any federal or state securities law, rule or regulation. There is no fact known to the Borrower (other than matters of a general economic nature) that has had or could reasonably be expected to have a Material Adverse Effect and that has not been disclosed herein.

          5.14  Consents or Approvals.  No consent, approval or authorization
                ---------------------
of, or filing, registration or qualification with, any governmental authority or any other Person (including, without limitation, the FAA or any other Licensing Authority) is required to be obtained by the Borrower in connection with the execution, delivery or performance of the Purchase Agreement, this Agreement or any of the Collateral Documents, including, without limitation, in connection with the granting of liens and security interests in the assets of the Borrower and in the capital stock of the Borrower, which has not already been obtained or completed, except for the filing of financing statements and the Mortgages and other actions expressly required to be taken pursuant to the Collateral Documents.

          5.15  Material Contracts and Commitments.  Exhibit I attached hereto
                ----------------------------------   ---------
contains a true and complete description of all material contracts and commitments of the Borrower as of the Closing Date (after giving effect to the closing under the Purchase Agreement), whether oral or written, including, without limitation, (a) those governing any Indebtedness; (b) any security agreement, pledge agreement, mortgage or guaranty; (c) management, construction supervision, service or employment agreements, conditional sales contracts or leases of real or personal property, which involve expenditures in excess of $50,000 in any single case; (d) collective bargaining agreements; (e) contracts or commitments for the future purchase or sale of goods by the Borrower, other than those which involve the payment or receipt of less than $50,000 in any single case; (f) contracts or commitments which involve a Capital Expenditure in excess of $50,000 in any single case; (g) bonus, pension, retirement, insurance or other employee benefit plans; (h) all Licenses and (i) all Land Lease Agreements. All of the agreements, contracts and commitments listed on Exhibit
                                                                        -------
I are in full force and effect without material default.  Exhibit I further
-                                                         ---------
identifies each such contract which requires consent to the granting of a Lien in favor of the Agent, for the benefit of the Banks, on the rights of the Borrower under such contract. The Borrower has made available to the Agent true and complete copies of all of the agreements, contracts and commitments listed on Exhibit I.
   ---------

          5.16  Employee Benefit Plans.  Exhibit J contains a true and complete
                ----------------------   ---------
list of all Plans maintained by the Borrower or any member of the Controlled Group. Neither the Borrower nor any member of the Controlled Group has or will have, as of the closing under the Purchase Agreement, any liability, or reasonably anticipates any liability, of any kind in excess, in the aggregate, of $50,000, to or in respect of any Plan or Benefit Arrangement. With respect to the Plans and Benefit Arrangements currently maintained by the Borrower or any member of the Controlled Group: (a) each Plan that is intended to be qualified under Code Section 401(a) is so qualified and has been so qualified since its adoption, and each trust forming a part thereof is exempt from tax under Code Section 501(a); (b) each Plan complies in all material respects with all applicable requirements of law, has been administered in accordance with its terms and all required contributions have been made; (c) neither the Borrower nor any member of the Controlled Group knows or has reason to know that the Borrower or any member of the Controlled Group has engaged in a transaction which would subject it to any tax, penalty or liability under ERISA or the Code for any prohibited transaction; (d) no Plan is subject to the minimum funding requirements under ERISA Section 302 or Code Section 412, is a multiemployer plan (as defined in ERISA Section 4001(a)(3)), is a defined benefit plan (as defined under ERISA Section 3(35) or Code Section 414(j)), or is a multiple employer plan (as defined in ERISA Section 4063). No Plan or Benefit Arrangement maintained by the Borrower or any member of the Controlled Group is a multiple employer welfare arrangement (as defined in ERISA Section 3(40)).

          5.17  Licenses.  The Licenses shown on Exhibit I constitute all of the
                --------                         ---------
Licenses which are necessary for the lawful operation of the business of the Borrower (after giving effect to the closing under the Purchase Agreement) in the manner and to the full extent they are currently operated. Exhibit I sets
                                                                ---------
forth a correct and complete list of each pending application for a License filed by the Borrower. All of the FAA Licenses have been duly and validly issued to and are legally held by the Borrower and are in full force and effect without condition except those of general application. The Licenses have been issued in compliance with all applicable laws and regulations, are legally binding and enforceable in accordance with their terms and are in good standing. The Borrower knows of no facts or conditions which would constitute grounds for any Licensing Authority to deny any pending material application for a License, to suspend, revoke, materially adversely modify or annul any License or to impose a material financial penalty on the Borrower.

          5.18  Material Restrictions.  The Borrower is not a party to any
                ---------------------
agreement or other instrument or subject to any other restriction which materially and adversely affects or could materially and adversely affect its business, property, assets, operations or condition, financial or otherwise.

          5.19  Investment Company Act.  The Borrower (a) is not an investment
                ----------------------
company as that term is defined in the Investment Company Act of 1940, as amended, (b) does not directly or indirectly control, and is not directly or indirectly controlled by a company which is an investment company as that term is defined in such act and (c) is not otherwise subject to regulation under such act.

           5.20  Absence of Material Adverse Changes. No Material Adverse Effect
                 -----------------------------------
has occurred.

           5.21  Defaults. No Possible Default or Event of Default now exists or
                 --------
will exist upon the making of any Loan.

           5.22  Real Property. Exhibit K attached hereto lists as of the
                 -------------  ---------
Closing Date (a) all real estate owned by the Borrower or which the Borrower will acquire pursuant to the Purchase Agreement and all leases pursuant to which the Borrower has acquired or will acquire pursuant to the Purchase Agreement a leasehold interest in real estate, (b) all such leases that have been recorded in the real property records of any jurisdiction, (c) all such owned and leased property for which the Borrower has obtained title insurance or a commitment for title insurance and (d) the use of such owned and leased property in the Borrower's operations and the Borrower's good faith estimate of the fair market value of each such owned parcel.

           5.23  Securities Laws.  No proceeds of any Loan will be used by the
                 ---------------
Borrower to acquire any security in any transaction which is subject to Section 13 or 14 of the Securities Exchange Act of 1934, as amended. Neither the registration of any security under the Securities Act of 1933, as amended, or the securities laws of any state, nor the qualification of an indenture in respect thereof under the Trust Indenture Act of 1939, as amended, is required in connection with the consummation of this Agreement or the Purchase Agreement.

           5.24  Insurance. All policies of insurance of any kind or nature
                 ---------
owned by or issued to the Borrower, including, without limitation, policies of fire, theft, public liability, property damage, other casualty, employee fidelity, worker's compensation, employee health and welfare, title, property and liability insurance, are in full force and effect and are of a nature and provide such coverage as is sufficient and as is customarily carried by companies of the size and character of the Borrower and engaged in a similar business. In the past three years, the Borrower has not been refused insurance for which it applied or had any policy of insurance terminated (other than at its request).

           5.25  Labor Disputes.  There are no strikes or other material labor
                 --------------
disputes or grievances pending against the Borrower. To the best knowledge of the Borrower, there are no such strikes and no such disputes threatened which could reasonably be expected to have a Material Adverse Effect. There are no material unfair labor practice charges or grievances pending or in process or, to the best knowledge of the Borrower, threatened by or on behalf of any employee or group of employees of the Borrower. The Borrower has not received any written complaints, and has no knowledge of any threatened complaints, nor to the best of the Borrower's knowledge are any such complaints on file with any Federal, state or local governmental agency, alleging employment discrimination by the Borrower. All payments due from the Borrower pursuant to the provisions of any collective bargaining agreement have been paid or accrued as a liability on the books of the Borrower.

            5.26  Environmental Compliance.
                  ------------------------

                  (a) The Borrower has obtained all material permits, licenses and other authorizations which are required under all Environmental Laws. The Borrower is in material compliance with all terms and conditions of all such permits, licenses and authorizations, and is also in material compliance with all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in any applicable Environmental Law or in any regulation, code, plan, order, decree, judgment, injunction, notice or demand letter issued, entered, promulgated or approved thereunder, including, without limitation, all Environmental Laws in all jurisdictions in which the Borrower owns, maintains or manages a Tower, a facility or site, arranges or has arranged for disposal or treatment of Hazardous Materials, solid waste or other wastes, accepts or has accepted for transport any Hazardous Materials, solid waste or other wastes or holds or has held any interest in real property or otherwise.

                  (b) No Environmental Claim has been issued, no complaint has been filed, no penalty has been assessed and no litigation, proceeding, investigation or review is pending or, to the best of the Borrower's knowledge, threatened by any Person with respect to any alleged failure by the Borrower to comply with any Environmental Law or to have any permit, license or authorization required in connection with the conduct of the business of the Borrower or with respect to any generation, treatment, storage, recycling, transportation, use, disposal or Release of any Hazardous Materials generated by the Borrower or with respect to any real property in which the Borrower holds or has held an interest or any past or present operation of the Borrower.

                  (c) There are no Environmental Laws requiring any material work, repairs, construction, Capital Expenditures or other remedial work of any nature whatsoever, with respect to any real property in which the Borrower holds or has held an interest or any past or present operation of the Borrower.

                  (d) To the best of the Borrower's knowledge, the Borrower has not handled any Hazardous Material, on any property now or previously owned or leased by the Borrower to an extent that it has, or could reasonably be expected to have, a Material Adverse Effect, and to the best of the Borrower's knowledge, except as could not reasonably be expected to have a Material Adverse Effect:

                      (i) no PCBs are present at any property now or previously owned or any premises now or previously leased by the Borrower;

                      (ii) no asbestos is present at any property now or previously owned or any premises now or previously leased by the Borrower;

                      (iii) no underground storage tanks for Hazardous Materials, active or abandoned, are now or were previously operated at any property now or previously owned by the Borrower, and, with respect to premises now or previously leased by the Borrower, no underground storage tanks for Hazardous Materials, active or abandoned, are now or were previously operated by the Borrower;

                      (iv) no Hazardous Materials have been Released, in a reportable quantity, where such a quantity has been established by statute, ordinance, rule, regulation or order, at, on or under any property now or previously owned by the Borrower; and

                      (v) no Hazardous Materials have been otherwise Released at, on or under any property now or previously owned or any premises now or previously leased by the Borrower.

                  (e) The Borrower has not transported or arranged for the transportation of any material amount of Hazardous Material to any location that is listed on the National Priorities List ("NPL") under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA"), listed for possible inclusion on the NPL by the Environmental Protection Agency in the Comprehensive Environmental Response and Liability Information System, as provided for by 40 C.F.R. (S)300.5 ("CERCLIS"), or on any similar state or local list or that is the subject of Federal, state or local enforcement actions or other investigations that may lead to any material Environmental Claims against the Borrower.

                  (f) No material amount of Hazardous Material generated by the Borrower has been recycled, treated, stored, disposed of or Released by the Borrower at any location.

                  (g) No oral or written notification of a Release of any material amount of a Hazardous Material has been filed by or on behalf of the Borrower and no property now, or, to the best of the Borrower's knowledge, previously, owned or leased by the Borrower is listed or proposed for listing on NPL or on any similar state list of sites requiring investigation or clean-up.

                  (h) There are no Liens arising under or pursuant to any Environmental Laws on any of the property owned or premises leased by the Borrower, and no government actions have been taken or are in process which could subject any of such property to such Liens, and the Borrower would not be required to place any notice or restriction relating to the presence of Hazardous Materials at any property owned by it in any deed to such property.

                  (i) The Borrower has not retained or assumed any liabilities (contingent or otherwise) in respect of any Environmental Claims (i) under the terms of any contract or agreement or (ii) by operation of law as a result of merger, consolidation or the sale, exchange or contribution of assets or stock.

                  (j) There have been no environmental investigations, studies, audits, tests, reviews or other analyses conducted by or which are in the possession of the Borrower in relation to any property or facility now or previously owned or leased by the Borrower which have not been disclosed in writing and made available to the Banks.

          5.27  Solvency.  The Borrower has received, or has the right hereunder
                --------
to receive, consideration which is the reasonable equivalent value of the obligations and liabilities that the Borrower has incurred to the Banks. The Borrower is not insolvent as defined in Section 101 of Title 11 of the United States Code or any applicable state insolvency statute, nor, after giving effect to the consummation of the transactions contemplated herein, will the Borrower be rendered insolvent by the execution and delivery of this Agreement, the Notes or the Collateral Documents to the Banks or the consummation of the Purchase Agreement. The Borrower is not engaged, and is not about to engage, in any business or transaction for which the assets retained by it shall be an unreasonably small capital, taking into consideration the obligations to the Banks incurred hereunder. The Borrower does not intend to, and does not believe that it will, incur debts beyond its ability to pay them as they mature.

          5.28  Purchase Agreement.  The Borrower has provided to the Agent a
                ------------------
complete and correct copy of the Purchase Agreement, together with all exhibits thereto. To the best of the Borrower's knowledge, all of the representations and warranties of the Sellers in the Purchase Agreement are true and correct in all material respects as of the date hereof as if given as of the date hereof. No party to the Purchase Agreement has given notice of any breach of its representations or agreements therein. All of the representations and warranties of the Borrower in this Section 5 shall be deemed to be given as of the moment following consummation of the closing under the Purchase Agreement, and the Towers being acquired pursuant to the Purchase Agreement shall be deemed to be Towers for all purposes of these representations and warranties.


 SECTION 6.    CONDITIONS PRECEDENT TO OBLIGATIONS OF THE BANKS.
               ------------------------------------------------

          The obligations of the Banks to make the initial Loans on the Closing Date, to issue any Letter of Credit and to make any subsequent Loan are subject to the fulfillment or waiver in writing of each of the following conditions precedent. The Borrower shall deliver to the Agent copies for each Bank of each document, instrument or other item to be delivered pursuant to this Section 6.

          6.1  Compliance.  All of the representations and warranties of the
               ----------
Borrower herein and in the Collateral Documents shall be true in all material respects on and as of the Closing Date, the date of issuance of any Letter of Credit and the date of any subsequent Loan (other than a Loan resulting from the funding of a Letter of Credit), as if made on and as of such date. The Borrower shall be in compliance with all the provisions of this Agreement and each Collateral Document, and no Possible Default or Event of Default shall have occurred and be continuing. On the Closing Date and on the date of each subsequent Loan (other than a Loan resulting from the funding of a Letter of Credit) and the date of issuance of any Letter of Credit, the Borrower shall deliver to the Banks a certificate, dated as of such date, and signed by the President or the chief financial officer of the Borrower, certifying compliance with the conditions of this Section 6.1. Each request by the Borrower for a Loan shall, in and of itself, constitute a representation and warranty that the Borrower, as of the date of such Loan, is in compliance with this Section.

          6.2  Security Agreement.  The Borrower shall have executed and
               ------------------
delivered to the Agent a Security Agreement (the "Security Agreement"), in form and substance satisfactory to the Agent, granting to the Agent, for the benefit of the Banks, a perfected, first priority security interest in substantially all of the personal property of the Borrower, in form and substance satisfactory to the Agent; and the Security Agreement, and the security interests granted pursuant thereto, shall be in full force and effect.

           6.3  Guaranty and Pledge Agreements.
                ------------------------------

                (a) Holdco shall have executed and delivered to the Agent a Guaranty (the "Guaranty"), in form and substance satisfactory to the Agent, of all of the Borrower's Obligations hereunder, under the Notes and under each Collateral Document.

                (b) Holdco shall have executed and delivered to the Agent a Pledge Agreement (the "Holdco Pledge Agreement"), in form and substance satisfactory to the Agent, granting to the Agent, for the benefit of the Banks, a perfected, first priority security interest in all of the issued and outstanding shares of capital stock of the Borrower; and Holdco shall have delivered to the Agent stock certificates evidencing all of such shares and duly executed blank stock powers in respect thereof and shall have taken all other actions as may be required to effect the grant and perfection of the Agent's security interest in such stock; and the Holdco Pledge Agreement, and the security interests granted pursuant thereto, shall be in full force and effect.

                (c) Centennial Fund IV, L.P. shall have executed and delivered to the Agent a Pledge Agreement (the "Stockholder Pledge Agreement"), in form and substance satisfactory to the Agent, granting to the Agent, for the benefit of the Banks, a perfected, first priority security interest in all of the notes evidencing the Stockholder Debt; and Centennial Fund IV, L.P. shall have delivered to the Agent all of such notes and shall have taken all other actions as may be required to effect the grant and perfection of the Agent's security interest in such notes; and the Stockholder Pledge Agreement, and the security interests granted pursuant thereto, shall be in full force and effect.

           6.4  Real Property Matters.
                ---------------------

                (a) With respect to each parcel of real property owned by the Borrower, including real property being acquired pursuant to the Purchase Agreement, the Borrower shall have executed and delivered a first priority mortgage or deed of trust, in form and substance satisfactory to the Agent, covering such parcel of real property. With respect to each parcel of real property leased by the Borrower, including real property being acquired pursuant to the Purchase Agreement, the Borrower shall have executed and delivered a first priority leasehold mortgage or collateral assignment of lease, in form and substance satisfactory to the Agent, covering such leasehold interest. Such mortgages, deeds of trust, leasehold mortgages and collateral assignments of leases may be referred to hereinafter collectively as the "Mortgages". Each Mortgage covering owned property and each Mortgage covering leased property in respect of which a lease or memorandum of lease has been recorded in the real property records of the jurisdiction where the leased property is located shall have been duly recorded, and the Borrower shall have paid all taxes, fees or charges incurred in connection with the execution or recording thereof.

                (b) The Borrower shall have procured and delivered to the Agent a commitment from a title insurance company satisfactory to the Agent for an ALTA mortgagee's policy of title insurance (Form 1970 if available, or 1984 or 1990 with 1970 Endorsement or state equivalent) covering each parcel of owned or leased real property which is subject to a Mortgage that shall have been duly recorded pursuant to Section 6.4(a), which policy shall be for the benefit of the Agent on behalf of the Banks and reasonably satisfactory to the Agent and shall insure that such Mortgage is a valid first mortgage lien on the property covered thereby. Such policy shall, to the extent available and appropriate: (i) insure title to the real property and all recorded easements benefitting such real property, (ii) contain a commercial revolving line of credit endorsement insuring that advances made subsequent to the date of the title insurance policy are included in the title coverage, not to exceed the face amount of the title policy, (iii) contain a last dollar endorsement insuring that the Banks may apply all payments from Borrower to the release of security or collateral other than the real property until the aggregate outstanding indebtedness equals the face amount of the title insurance policy and (iv) contain first loss endorsement insuring the Agent may realize upon the real property without requiring maturity of the entire indebtedness by acceleration and regardless of the existence of and without pursuing other security or collateral. No title indemnities shall be established in connection with the issuance of the aforesaid lender's title insurance policy.

                (c) With respect to each parcel of real property owned by the Borrower, including real property being acquired pursuant to the Purchase Agreement, with respect to which the Borrower has granted a Mortgage to the Agent, for the benefit of the Banks, the Borrower shall have procured and delivered to the Agent evidence as to whether such parcel of property is located within a flood hazard area for purposes of the National Flood Insurance Act of 1968, as amended.

                (d) The Borrower shall obtain from each lessor under a lease, in respect of which lease the Borrower has granted to the Agent, for the benefit of the Banks, a Mortgage, written consent to such grant in form and substance satisfactory to the Agent, to the extent such lease requires such consent.

                (e) The Borrower shall have provided to the Agent a copy of the environmental report (transaction screen) prepared by Arter, Hadden, Johnson & Bromberg in January, 1995.

          6.5  Financing Statements.  Any financing statements or fixture
               --------------------
filings required by the Security Agreement and the Mortgages shall have been filed for record with the appropriate governmental authorities.

          6.6  Subordination Agreements.  The Sellers shall have executed and
               ------------------------
delivered to the Agent a Subordination Agreement (the "Sellers Subordination Agreement"), in form and substance satisfactory to the Agent, in favor of the Agent, for the benefit of the Banks, and Centennial Fund IV, L.P. shall have executed and delivered to the Agent a Subordination Agreement (the "Stockholder Subordination Agreement"), in form and substance satisfactory to the Agent, in favor of the Agent, for the benefit of the Banks. The Borrower shall have caused to be delivered to the Agent a certificate in form and substance satisfactory to the Agent calculating the amount of Stockholder Debt that must be secured in order for the Borrower not to be deemed to be a "United States Real Property Holding Corporation" for purposes of Section 897 of the Code. Centennial Fund IV, L.P. shall have delivered to the Agent executed but undated releases, in form and substance satisfactory to the Agent, of all Liens held by it securing Stockholder Debt, which the Agent shall have the right to file for record upon the occurrence and during the continuance of an Event of Default.

          6.7  Assignment of Seller Escrow Deposit.  The Borrower shall deliver
               -----------------------------------
to the Agent an assignment, in form and substance satisfactory to the Agent, of the Seller Escrow Deposit, and all of the Borrower's rights therein, in favor of the Agent, for the benefit of the Banks.

          6.8  Consummation of Purchase Agreement.
               ----------------------------------

               (a) The transactions contemplated by the Purchase Agreement shall have been consummated, or shall be so consummated simultaneously with the making of the initial Loans hereunder, without the waiver of any material term or condition by any party thereto. Without limiting the foregoing sentence, the Borrower shall have acquired from the Sellers all of the Sites (as that term is defined in the Purchase Agreement) free and clear of all Liens, except Permitted Liens, except for any Sites with respect to which the Agent has approved the Borrower's decision not to acquire such Site. No Site acquired by the Borrower shall have any Defect (as that term is defined in the Purchase Agreement) except as approved by the Agent. The consummation of the transactions contemplated by the Purchase Agreement shall be completed in a manner satisfactory to the Agent and its counsel, who shall be present at the closing thereof and shall receive conformed copies or photocopies of all documents relating thereto, including, without limitation, copies of all conveyance documents and financial information delivered by the parties to the Purchase Agreement. The Borrower shall use its best efforts to cause all opinions and certificates of the Sellers delivered in connection with such closing to be addressed to the Banks.

                (b) As of the Closing Date, the Borrower shall have submitted to the Agent (i) a list of all Sites which have not been acquired by the Borrower as of the Closing Date and a statement of the reduction to the purchase price payable under the Purchase Agreement relating to such non-transferred Sites and (ii) a list of all Defects (as that term is defined in the Purchase Agreement) which have not been cured and which relate to Sites which have been transferred to the Borrower, and all such submissions shall be satisfactory to the Agent.

                (c) The Promissory Note dated January 10, 1995, by the Borrower to the Sellers in the principal amount of $8,031,330 shall have been paid down to an outstanding principal amount of less than $1,000,000 (or shall be so paid with the proceeds of the initial Loan hereunder) and all security granted by the Borrower to the Sellers securing the PCI Debt shall have been released and terminated.

           6.9  No Indebtedness.  The Agent shall have received evidence
                ---------------
satisfactory to it that (a) the Borrower shall have no Indebtedness to any Stockholder, any Affiliate of the Borrower or any Affiliate of any Stockholder (other than the Stockholder Debt), (b) all Liens in favor of any Stockholder (other than Centennial Fund IV, L.P.) in any assets of the Borrower shall have been terminated and released and (c) the Liens securing the Stockholder Debt held by Centennial Fund IV, L.P. shall have been subordinated to all of the Obligations.

           6.10 Opinion of Borrower's and Stockholder's Counsel. On the Closing
                -----------------------------------------------
Date, the Agent shall have received the favorable written opinions of general counsel to the Borrower and Centennial Fund IV, L.P. and of counsel to the Borrower in the States of Texas, New Mexico and Arizona, in each case dated the Closing Date, addressed to the Banks and in form and substance satisfactory to the Agent.

           6.11 Insurance Certificates. The Borrower shall have furnished to the
                ----------------------
Agent on or prior to the Closing Date certificates of insurance together with copies of all policies or other satisfactory evidence that the insurance required by Section 7.3 is in full force and effect.

           6.12  Financial Information.  On the Closing Date, the Borrower shall
                 ---------------------
have delivered to the Agent a pro forma balance sheet and income statement as of the Closing Date giving effect to the closing under the Purchase Agreement.

           6.13  Engineer's Report.  The Agent shall have received from the
                 -----------------
Borrower an engineering report from an engineer, satisfactory to the Agent, acceptable in form and substance to the Agent, with respect to the construction, engineering and maintenance of the Towers.

           6.14  Borrowing Request, Statement of Application of Proceeds and
                 -----------------------------------------------------------
Acquisition Advance Worksheet.  The Borrower shall have delivered to the Agent
-----------------------------
in respect of each Loan a borrowing request, in form and substance satisfactory to the Agent, setting forth the application of the proceeds of the requested Loan, evidence that such application is permitted pursuant to Sections 2 and 7.1, the recipient of such proceeds and wire transfer instructions. The initial Borrowing Request shall also set forth the Borrower's estimate of closing costs incurred in connection with this transaction and the Purchase Agreement. The Borrower shall have delivered to the Agent the Acquisition Advance Worksheet, as required pursuant to Section 2.4(d)(iii), in advance of any borrowing the proceeds of which will be used for a Qualified Acquisition.

           6.15  Rate Hedging Obligations.  On the Closing Date, the Borrower
                 ------------------------
shall have entered into agreements in form and substance reasonably satisfactory to the Agent regarding Rate Hedging Obligations so that the notional amount subject to such agreements equals at least 67% of the principal amount of the Loans then outstanding for an average maturity of three years.

           6.16  Corporate Documents.  On the Closing Date, the Borrower shall
                 -------------------
deliver to the Agent the following:

                 (a) certificates of good standing for the Borrower from the Secretary of State of each of the States of Delaware, Texas, Colorado, New Mexico, Arizona, Oklahoma and Nevada and from the Secretary of State of each other state in which the Borrower is qualified to do business, in each case dated as of a date as near to the Closing Date as practicable;

                 (b) a certificate signed by the Secretary or Assistant Secretary of the Borrower dated as of the Closing Date certifying that attached thereto are true and complete copies of (i) the Certificate of Incorporation and By-Laws of the Borrower, (ii) the Certificate of Incorporation and By-Laws of Holdco, (iii) the Purchase Agreement, the Securities Purchase Agreement (as amended), the Securities Exchange Agreement among the Borrower, Holdco and the Stockholders, the Stockholders Agreement, the License Agreement and the Management Agreement, and (iv) resolutions adopted by its Board of Directors and by Holdco and the Stockholders, if necessary, authorizing the execution, delivery and performance of the Borrower of the Purchase Agreement, this Agreement and the Collateral Documents to which it is a party and the Obligations to be performed by the Borrower hereunder and thereunder;

                 (c)  an incumbency certificate for the Borrower; and

                 (d) such other documents as any Bank may reasonably request in connection with the proceedings taken by the Borrower, Holdco or the Stockholders authorizing this Agreement, the Collateral Documents and the transactions contemplated hereby, to the extent it is a party thereto.

          6.17   Consents and Releases of Liens. The Agent shall have received
                 ------------------------------
on or prior to the Closing Date: (a) consents to the granting of Liens in all material Licenses and other material contracts and leases (other than the Land Lease Agreements, except as provided in Section 6.4(d)) of the Borrower which by their terms require such consent, and (b) releases of any existing Liens encumbering any of the Borrower's assets (including, without limitation, assets being acquired pursuant to the Purchase Agreement and the Land Lease Agreements), except for Permitted Liens.

          6.18   Fees and Expenses.  The Borrower shall have paid all fees,
                 -----------------
expenses and other amounts which are due pursuant hereto or pursuant to any separate fee agreement with the Agent on or prior to the date of such initial or subsequent Loan.

          6.19   Legal Approval. All legal matters incident to this Agreement
                 --------------
and the consummation of the transactions contemplated hereby shall be reasonably satisfactory to Dow, Lohnes & Albertson, special counsel to the Banks.

          6.20   Other Documents.  The Agent shall have received all Collateral
                 ---------------
Documents duly executed, and each Bank shall have received such other certificates, opinions, agreements and documents, in form and substance satisfactory to it, as it may reasonably request.


 SECTION 7.    AFFIRMATIVE COVENANTS OF THE BORROWER.
               -------------------------------------

          So long as this Agreement remains in effect or any of the Obligations remain unpaid or to be performed, or any Letter of Credit remains outstanding, the Borrower shall perform and comply with the affirmative covenants contained in this Section.

           7.1  Use of Proceeds.
                ---------------

                (a) The Borrower shall use the proceeds of the Reducing Loans only as follows: (i) [$____________] shall be used at Closing to pay a portion of the purchase price pursuant to the Purchase Agreement and to pay all fees and expenses in connection with the transactions contemplated by the Purchase Agreement, (ii) to voluntarily prepay the Term Loans, subject to satisfaction of the provisions of Section 2.7(a)(ii), (iii) for Qualified Acquisitions on or prior to June 30, 1997, and (iv) for Capital Expenditures made pursuant to the last sentence of Section 8.7.

                (b) The Borrower shall use the proceeds of the Working Capital Loans only for working capital purposes.

                (c) The Borrower shall use the proceeds of the Term Loans only to pay a portion of the purchase price pursuant to the Purchase Agreement.

          7.2  Continued Existence; Compliance with Law.  The Borrower shall do
               ----------------------------------------
or cause to be done all things necessary to preserve, renew and keep in full force and effect its existence and its material rights, Licenses and Land Lease Agreements. Without limiting the generality of the foregoing, the Borrower shall obtain and maintain and preserve in full force and effect any and all material Licenses and Land Lease Agreements and other material contracts necessary to maintain, operate and manage the Towers, not breach or violate the same, and take all actions which may be required to comply in all material respects with all laws, statutes, rules, regulations, orders and decrees now in effect or hereafter promulgated by any governmental authority. The Borrower shall obtain, renew and extend all of the foregoing rights, franchises, permits, Licenses, Land Lease Agreements and the like which may be necessary for the continuance of the operation, maintenance and management of the Towers.

          7.3  Insurance.  The Borrower shall keep its insurable properties
               ---------
insured to the full replacement cost thereof at all times by financially sound and reputable insurers acceptable to the Agent, and maintain such other insurance, to such extent and against such risks, including fire, lightning, vandalism, malicious mischief, flood (if the Borrower's property is located in an identified flood hazard area, in which insurance has been made available pursuant to the National Flood Insurance Act of 1968) and other risks insured against by extended coverage, as is customary with companies engaged in the same or similar business similarly situated. All such insurance shall be in amounts sufficient to prevent the Borrower from becoming a coinsurer, shall name the Agent, for the benefit of the Banks, as loss payee and may contain loss deductible provisions of not to exceed $25,000. The Borrower shall maintain in full force and effect liability insurance and general accident and public liability insurance against claims for personal or bodily injury, death or property damage occurring upon, in, about or in connection with the use or operation of any property or motor vehicles owned, occupied, controlled or used by the Borrower and its employees or agents, or arising in any other manner out of the business conducted by the Borrower. All of such insurance shall be in amounts reasonably satisfactory to the Agent and shall be obtained and maintained by means of policies with generally recognized, responsible insurance companies authorized to do business in such states as may be necessary depending upon the locations of the Borrower's assets and shall name the Agent, for the benefit of the Banks, as an additional insured or loss payee, as the case may be. The insurance to be provided may be blanket policies. Each policy of insurance shall be written so as not to be subject to cancellation or substantial modification without not less than thirty days advance written notice to the Agent. The Borrower shall furnish the Agent annually with certificates or other evidence satisfactory to the Agent that the insurance required hereby has been obtained and is in full force and effect and, prior to the expiration of any such insurance, the Borrower shall furnish the Agent with evidence satisfactory to the Agent that such insurance has been renewed or replaced. The Borrower shall, upon request of the Agent, furnish the Agent such information about the Borrower's insurance as the Agent may from time to time reasonably request. The Agent may, in its discretion, advise the Borrower that such insurance coverage should be increased or extended, and by what amounts, based upon how other companies engaged in the same or similar business similarly situated are insuring or may be insuring, and these amounts shall become the insurance coverage required hereunder.

          7.4  Obligations and Taxes.  The Borrower shall pay or perform all of
               ---------------------
its material Indebtedness and other material liabilities and obligations in a timely manner in accordance with normal business practices and with the terms governing the same. The Borrower shall comply with the terms and covenants of all material agreements and all material leases of real or personal property, including, without limitation, the Land Lease Agreements. The Borrower shall pay and discharge promptly all taxes, assessments and governmental charges or levies imposed upon it or in respect of its property before the imposition of any penalty, as well as all lawful claims for labor, materials, supplies or other matters which, if unpaid, might become a Lien or charge upon such properties or any part thereof; provided, however, that the Borrower shall not
                                --------  -------
be required to pay and discharge or cause to be paid and discharged any such tax, assessment, charge, levy or claim so long as (a) the validity thereof is being contested diligently and in good faith by appropriate proceedings and the enforcement thereof is stayed, pending the outcome of such proceedings, (b) the Borrower has set aside on its books adequate reserves (to the extent required by GAAP or sound business practice) with respect thereto, and (c) such contest will not endanger the Lien of the Agent or the Banks in any of the Borrower's assets.

          7.5  Financial Statements and Reports.  The Borrower shall maintain
               --------------------------------
true and complete books and records of account in accordance with GAAP. The Borrower shall furnish to the Agent, for delivery to the Banks, the following financial statements, projections and notices at the following times:

               (a) As soon as available, but in no event later than ninety days after the end of each fiscal year of the Borrower, the Borrower shall furnish
(i) audited financial statements, including a balance sheet and income statement, showing the financial condition of the Borrower as of the close of such fiscal year and the results of its operations during such fiscal year, together with a statement of cash flows of the Borrower and additional statements, schedules and footnotes as are customary in a complete accountant's report; such financial statements shall set forth, in comparative form, corresponding figures for the prior year and shall be certified by nationally recognized independent certified public accountants selected by the Borrower and acceptable to the Agent and accompanied by the management letter of such accountants to the Borrower, and the opinion of such accountants shall be unqualified and in a form reasonably satisfactory to the Agent; and (ii) a statement signed by such accountants to the effect that in connection with their examination of such financial statements they have reviewed the provisions of this Agreement and have no knowledge of any event or condition which constitutes an Event of Default or Possible Default or, if they have such knowledge, specifying the nature and period of existence thereof; provided, however, that
                                                       --------  -------
in issuing such statement, such independent accountants shall not be required to go beyond normal auditing procedures conducted in connection with their opinion referred to above;

               (b) As soon as available, but in no event later than forty-five days after the end of each quarter of the Borrower, the Borrower shall furnish
(i) unaudited financial statements, including a balance sheet and income statement, showing the financial condition of the Borrower as of the end of such period and the results of its operations during such period and for the then elapsed portion of the fiscal year, which shall be accompanied by a statement of cash flows of the Borrower, (ii) a statement showing Capital Expenditures (including a comparison to Capital Expenditures budgeted for such period) and income taxes paid, each for such period, and (iii) for periods ending prior to July 1, 1997, separate income statements for such period for all Division A Acquisitions and Division B Acquisitions; all such financial statements shall set forth, in comparative form, corresponding figures for the equivalent period of the prior year and a comparison to budget for the relevant period, shall be in form and detail satisfactory to the Agent, and shall be certified as to accuracy and completeness by the chief financial officer of the Borrower;

               (c) As soon as available, but in no event later than thirty days after the end of each month, the Borrower shall furnish an unaudited statement of income and expense for the Borrower for such month and for the then elapsed portion of the fiscal year, containing comparisons with the budget for such period and with the prior year; each such statement shall be in form and detail satisfactory to the Agent and shall be certified as to accuracy and completeness by the chief financial officer of the Borrower;

               (d) The financial statements required under (a) and (b) above, shall be accompanied by a compliance certificate in the form attached hereto as Exhibit L executed by the chief financial officer of the Borrower setting forth
---------
the computations showing compliance with the financial covenants set forth in
Section 8, and certifying that no Possible Default or Event of Default has occurred, or if any Event of Default or Possible Default has occurred, stating the nature thereof and the actions the Borrower intends to take in connection therewith;

               (e) The Borrower shall deliver (i) within forty-five days after the end of each fiscal year, an annual operating budget for the Borrower for the next succeeding fiscal year, (ii) promptly upon preparation thereof, any material revisions of such annual budget and (iii) after each monthly period in which there is a material adverse deviation from budget a certificate of the chief financial officer of the Borrower explaining the deviation and the action, if any, the Borrower has taken or proposes to take with respect thereto;

               (f) The Borrower shall furnish (i) upon request, promptly after the filing thereof with the Internal Revenue Service, copies of each annual report with respect to each Plan established or maintained by the Borrower or any member of the Controlled Group for each plan year, including (A) where required by law, a statement of assets and liabilities of such Plan as of the end of such plan year and statements of changes in fund balance and in financial position, or a statement of changes in net assets available for plan benefits, for such plan year, certified by an independent public accountant satisfactory to the Agent, and (B) if prepared by or available to the Borrower, an actuarial statement of such Plan applicable to such plan year, certified by an enrolled actuary of recognized standing acceptable to the Agent; and (ii) promptly after receipt thereof, a copy of any notice the Borrower or a member of the Controlled Group may receive from the Department of Labor or the Internal Revenue Service with respect to any Plan (other than notices of general application) which could result in a material liability to the Borrower; the Borrower will promptly notify the Agent of any material taxes assessed, proposed to be assessed or which the Borrower has reason to believe may be assessed against the Borrower or any member of the Controlled Group by the Internal Revenue Service with respect to any Plan or Benefit Arrangement; and

          (g) Upon the Agent's written request, such other information about the financial condition, properties and operations of the Borrower as any Bank may from time to time reasonably request.

          7.6  Notices.  The Borrower shall give the Agent, for distribution to
               -------
the Banks, notice (i) promptly after its receipt of notice thereof, of any action, suit or proceeding by or against the Borrower at law or in equity, or before any governmental instrumentality or agency, or of any of the same which may be threatened, which, if adversely determined, could have a Material Adverse Effect, including, without limitation, any citation or order by any Licensing Authority or any admonition, censure or adverse citation from the FAA or any other regulatory agency, (ii) within three days after its receipt of notice thereof, of any action or event constituting an event of default or violation of any License, Land Lease Agreement or other material contract to which the Borrower is a party or by which the Borrower is bound, or any investigation, assertion, claim or challenge relating thereto, in either case which could reasonably be expected to have a Material Adverse Effect, (iii) within three days after the occurrence thereof, of any Possible Default or Event of Default and the actions the Borrower intends to take in connection therewith, (iv) within five days after its receipt of notice thereof, of any cancellation of or any material amendment to any of the insurance policies maintained in accordance with the requirements of this Agreement, except for cancellations and amendments that occur in the ordinary course of business, (v) promptly after the occurrence thereof, of any strike, labor dispute, slow down or work stoppage due to a labor disagreement (or any material development regarding any thereof) affecting the Borrower which could reasonably be expected to have a Material Adverse Effect,
(vi) promptly after the occurrence thereof, of any other event, condition, situation, occurrence or circumstance which could reasonably be expected to have a Material Adverse Effect; (vii) promptly after its receipt of notice thereof, of any material Environmental Claims and (viii) with respect to all rights, franchises, permits, Licenses and the like which may be necessary for the continuance of the operation, maintenance and management of its Towers, (A) any citation or order relating thereto, (B) any lapse, suspension, revocation, rescission, adverse modification or other termination thereof, (C) any alleged breach or violation thereof by the Borrower or any other Person, (D) any proceeding relating thereto and (E) any refusal of any Person to grant, renew or extend the same.

          7.7  Maintenance of Property.  The Borrower shall at all times
               -----------------------
maintain and preserve its Towers, machinery, equipment, motor vehicles, fixtures and other property in good working order, condition and repair, normal wear and tear excepted, and in compliance with all material applicable standards, rules or regulations imposed by any governmental authority or agency (including, without limitation, the Federal Communications Commission, the FAA and any other Licensing Authority) or by any insurance policy held by the Borrower, except for such property which, in the good faith judgment of the Borrower, can no longer be profitably employed in the business of the Borrower.

          7.8  Information and Inspection.  The Borrower shall furnish to the
               --------------------------
Banks from time to time, upon request, full information pertaining to any covenant, provision or condition hereof, or to any matter connected with its books, records, operations, financial condition, properties, activities or business. The Borrower shall upon request supply the Banks with copies of all correspondence, documents, reports or information filed with or received from any Licensing Authority relating to the Borrower, any Tower or any License. At all reasonable times, the Borrower shall permit any authorized representatives designated by any Bank to visit and inspect any of the properties of the Borrower and its books and records, and to take extracts therefrom and make copies thereof, and to discuss the Borrower's affairs, finances and accounts with the management and independent accountants of the Borrower.

          7.9  Maintenance of Liens.  The Borrower shall do all things necessary
               --------------------
to preserve and perfect the Liens of the Agent, for the benefit of the Banks, arising pursuant hereto and pursuant to the Collateral Documents as first priority Liens, except for Permitted Liens, and to insure that the Agent, for the benefit of the Banks, has a Lien on substantially all of the assets of the Borrower, including, without limitation, all assets acquired pursuant to the Purchase Agreement. If the Borrower purchases any real property or enters into any material lease for real property, the Borrower shall (a) notify the Agent and execute, deliver and cause to be recorded any Mortgage requested by the Agent in connection therewith, which shall be a first lien, except for Permitted Liens and (b) obtain from each lessor under such lease, in respect of which lease the Borrower has granted to the Agent, for the benefit of the Banks, a Mortgage, written consent to such grant in form and substance satisfactory to the Agent. If the Borrower enters into any other new material contract which prohibits the assignment thereof or the granting of a security interest therein without the consent of the other party, the Borrower shall obtain the written consent of such other party to the grant to the Agent, for the benefit of the Banks, of a security interest therein pursuant to the Security Agreement.

          7.10  Title To Property.  The Borrower shall own and hold title to all
                -----------------
of its assets in its own name and not in the name of any nominee.

          7.11  Environmental Compliance and Indemnity.
                --------------------------------------

                (a) The Borrower shall comply in all material respects with any and all Environmental Laws, including, without limitation, all Environmental Laws in jurisdictions in which the Borrower owns, maintains, operates or manages a Tower, facility or site, arranges for disposal or treatment of Hazardous Materials, solid waste or other wastes, accepts for transport any Hazardous Materials, solid wastes or other wastes or holds any interest in real property or otherwise. The Borrower shall not cause or allow the Release of Hazardous Materials, solid waste or other wastes on, under or to any real property in which the Borrower holds any interest or performs any of its operations, in material violation of any Environmental Law. The Borrower shall promptly notify the Agent and the Banks (i) of any material Release of a Hazardous Material on, under or from the real property in which the Borrower holds or has held an interest, upon the Borrower's learning thereof by receipt of notice that the Borrower is or may be liable to any Person as a result of such Release or that the Borrower has been identified as potentially responsible for, or is subject to investigation by any governmental authority relating to, such Release, and
(ii) of the commencement or threat of any judicial or administrative proceeding alleging a violation of any Environmental Laws.

                (b) The Borrower shall defend, indemnify and hold the Agent and the Banks, and their respective officers, directors, stockholders, employees, agents, affiliates, successors and assigns harmless from and against all costs (including clean up costs), expenses, fines, claims, demands, damages, penalties and liabilities of every kind or nature whatsoever (including reasonable attorneys', consultants' and experts' fees) arising out of, resulting from or relating to, directly or indirectly, (i) the noncompliance of the Borrower or any property owned or leased by the Borrower with any Environmental Law, or (ii) any investigatory or remedial action involving the Borrower or any property owned or leased by the Borrower and required by Environmental Laws or by order of any governmental authority having jurisdiction under any Environmental Laws, or (iii) any injury to any Person whatsoever or damage to any property arising out of, in connection with or in any way relating to the breach of any of the environmental warranties or covenants contained in this Agreement or any facts or circumstances that cause any of the environmental representations or warranties contained in this Agreement to cease to be true, or (iv) the Release of any Hazardous Material on or affecting any property owned or leased by the Borrower, or (v) the presence of any asbestos-containing material or underground storage tanks, whether in use or closed, under or on any property owned or leased by the Borrower.

          7.12  Appraisals.  If at any time any Bank determines that it must
                ----------
have current appraisals of any of the real property subject to a Mortgage to comply with any law, rule or regulation applicable to it, then, upon request by such Bank, the Borrower shall, at its expense, order appraisals of such real property. Such appraisals shall be in form and substance acceptable to the Banks, shall be prepared by appraisers acceptable to the Banks and shall be delivered to the Agent within forty-five days of the request therefor.

          7.13  Rate Hedging Obligations.  The Borrower shall maintain, as of
                ------------------------
the end of each calendar quarter ending prior to July 1, 2001, and on the date of closing of each Qualified Acquisition having a Purchase Price of $1,000,000 or more, in full force and effect agreements in form and substance reasonably satisfactory to the Agent regarding Rate Hedging Obligations so that the notional amount subject to such agreements equals at least 67% of the principal amount of the Loans then outstanding for an average maturity of three years or, if less, the period remaining prior to the Termination Date.

          7.14  Depository Accounts and Cash Management System. Within thirty
                ----------------------------------------------
days after the Closing, the Borrower shall establish, and at all times thereafter maintain, a deposit account with the Agent for the payment of expenses in the ordinary course of business, and within one year after the Closing, the Borrower shall establish, and at all times thereafter maintain, a lockbox arrangement and such other cash management systems as the Agent shall reasonably request. The Borrower shall, promptly after the establishment of such deposit account, instruct all licensees of space on its Towers to make all payments due to the Borrower to such deposit account.

          7.15  Liens Securing Stockholder Debt.  At the request of the Agent,
                -------------------------------
which shall not be made more frequently than once in any twelve month period, the Borrower shall provide, or cause to be provided, to the Agent a certificate in form and substance reasonably satisfactory to the Agent calculating the amount of Stockholder Debt that must be secured in order for the Borrower not to be deemed to be a "United States Real Property Holding Corporation" for purposes of Section 897 of the Code. At such time as the affected Stockholder determines that the Stockholder Debt is no longer required to prevent the Borrower from being deemed to be a "United States Real Property Holding Corporation" for purposes of Section 897 of the Code, all Liens securing the Stockholder Debt shall be released.

SECTION 8.    NEGATIVE COVENANTS OF THE BORROWER.
              ----------------------------------

          So long as this Agreement remains in effect or any of the Obligations remains unpaid or to be performed, or any Letter of Credit remains outstanding, the Borrower shall not, directly or indirectly, take any of the actions set out in this Section 8 nor permit any of the conditions set out herein to occur.

          8.1  Indebtedness.  The Borrower shall not incur, create, assume or
               ------------
permit to exist any Indebtedness, except:

               (a)  the Obligations;

               (b)  Indebtedness permitted under Section 8.4, 8.5 or 8.6;

               (c)  existing Indebtedness set forth on Exhibit H;
                                                       ---------

               (d) (i) Indebtedness to the Sellers in a principal amount not to exceed $1,050,957, so long as such Indebtedness is unsecured and is subject to the Sellers Subordination Agreement, (ii) secured Indebtedness to the Sellers in a principal amount not to exceed $1,000,000, so long as such Indebtedness (A) is non-recourse to the Borrower, (B) is secured only by the Borrower's interest in accounts and contract rights attributable to Sites (as that term is defined in the Purchase Agreement) not conveyed to the Borrower, (C) is for a term of no more than ninety days from the Closing Date, and (D) is subject to the Sellers Subordination Agreement, (iii) Stockholder Debt to Centennial Fund IV, L.P. in a principal amount not to exceed $3,125,264, so long as such Indebtedness is subject to the Stockholder Subordination Agreement, and (iv) Seller Debt in an amount not to exceed $5,000,000;

               (e) unsecured trade accounts payable and other unsecured current Indebtedness incurred in the ordinary course of business and not more than one hundred twenty days past due (but excluding any Indebtedness for borrowed money);

               (f) Indebtedness for taxes, assessments, governmental charges, liens or similar claims to the extent that payment thereof shall not be required to be made by the provisions of Section 7.4; and

               (g) Indebtedness arising under Rate Hedging Obligations required pursuant to Section 6.15 and 7.13.

          8.2  Liens.  The Borrower shall not incur, create, assume or permit to
               -----
exist any Lien of any nature whatsoever, including those arising in connection with conditional sales or other title retention agreements, on any property or assets now owned or hereafter acquired by the Borrower, other than (a)

Permitted Liens, (b) Liens securing Stockholder Debt held by Centennial Fund IV, L.P. to the extent required to prevent the Borrower from being deemed to be a "United States Real Property Holding Corporation" for purposes of Section 897 of the Code and (c) Liens in favor of the Sellers in the Borrower's interest in accounts and contract rights attributable to Sites (as that term is defined in the Purchase Agreement) not conveyed to the Borrower securing the Indebtedness of the Borrower permitted pursuant to Section 8.1(d)(ii).

          8.3  Guaranties.  The Borrower shall not become a Guarantor for any
               ----------
Person, except with respect to endorsements of negotiable instruments for collection in the ordinary course of business.

          8.4  Rental and Conditional Sale Obligations.  The Borrower shall not
               ---------------------------------------
incur, create, assume or permit to exist, with respect to any personal property, any conditional sale obligation, any purchase money obligation, any rental obligation, any purchase money security interest or any other arrangement for the use of personal property of any other Person, other than an arrangement classifiable as a capital lease which is permitted in Section 8.6, if the aggregate amount payable by the Borrower pursuant to such arrangements (other than any such arrangements incurred in connection with a Qualified Acquisition) would exceed $50,000 in any fiscal year.

          8.5  Real Property Interests.  Notwithstanding any contrary provisions
               -----------------------
of Section 7.9, the Borrower shall not enter into, assume or permit to exist any lease or rental obligation for real property, including, without limitation, towers and related facilities, if the aggregate amount payable in respect thereof by the Borrower (other than any such arrangements incurred in connection with a Qualified Acquisition) would exceed $50,000 in any fiscal year. Except as permitted in Section 8.10(b), the Borrower shall not purchase or lease any real property.

          8.6  Capital Leases.  The Borrower shall not incur, create, assume or
               --------------
permit to exist any Capitalized Lease Obligations under any lease of personal or real property if the aggregate amount payable in respect of all such Capitalized Lease Obligations (other than Capitalized Lease Obligations incurred in connection with a Qualified Acquisition) would exceed $50,000 in any fiscal year.

          8.7  Capital Expenditures.  Except for Qualified Acquisitions
               --------------------
permitted pursuant to Section 10(b), the Borrower shall not make Capital Expenditures (not including (x) any payments in respect of Capitalized Lease Obligations or (y) expenditures of proceeds of casualty insurance policies reasonably and promptly applied to replace insured assets) which exceed the sum of (a) (i) $175,000 in the aggregate in either of fiscal years 1995 or 1996, and (ii) $75,000 in the aggregate in any fiscal year thereafter, plus (b) an amount equal to 10% of operating cash flow, for the twelve month period most recently ended prior to such acquisition, of Towers acquired in each Qualified Acquisition. In addition to the Capital Expenditures permitted pursuant to the foregoing sentence, the Borrower may make Capital Expenditures in fiscal years 1995 and 1996 in an amount not to exceed $1,000,000 per year for the purpose of constructing new Towers.

          8.8  Notes, Accounts Receivable and Claims.  The Borrower shall not
               -------------------------------------
(a) sell, discount or otherwise dispose of any note, account receivable or other right to receive payment, with or without recourse, except for collection in the ordinary course of business; or (b) fail to timely assert any claim, cause of action or contract right which it possesses against any third party nor agree to settle or compromise any such claim, cause of action or contract right except in any case in the exercise of good business judgment and except for settlements or compromises made in the reasonable exercise of business judgment in the ordinary course of business.

          8.9  Capital Distributions.  The Borrower shall not make, or declare
               ---------------------
or incur any liability to make, any Capital Distribution.

           8.10  Disposal of Property; Mergers; Acquisitions; Reorganizations.
                 ------------------------------------------------------------

                 (a) Except as expressly permitted pursuant to Section 8.10(b), the Borrower shall not (i) dissolve or liquidate; (ii) sell, lease, transfer or otherwise dispose of any material portion of its properties or assets to any Person; (iii) be a party to any consolidation, merger, recapitalization or other form of reorganization; (iv) make any acquisition of all or substantially all the assets of any Person, or of a business division or line of business of any Person, or of any other assets constituting a going business; (v) create, acquire or hold any Subsidiary; or (vi) be or become a party to any joint venture or other partnership.

                 (b) The Borrower may make the acquisitions contemplated by the Purchase Agreement and other Division A Acquisitions and Division B Acquisitions, subject to the satisfaction of the following conditions (any such acquisition, or series of related acquisitions, which satisfies such conditions being referred to hereinafter as a "Qualified Acquisition"):

                      (i) the Borrower shall have given to the Agent written notice of such acquisition at least thirty days prior to executing any binding commitment with respect thereto and shall have delivered to the Agent a properly completed Acquisition Advance Worksheet no later than ten Banking Days prior to the closing of such acquisition, in accordance with the provisions of Section 2.4(d)(iii);

          (ii) the Borrower shall have demonstrated to the satisfaction of the Agent that the Borrower will be in compliance with all of the covenants contained herein after giving effect to such acquisition and that no Event of Default or Possible Default then exists or would exist after giving effect to such acquisition;

          (iii) the Borrower shall have delivered to the Agent within twenty days prior to the consummation of such acquisition an acquisition report signed by the chief financial officer of the Borrower in form and substance satisfactory to the Agent which shall contain calculations demonstrating on a pro forma basis the Borrower's compliance with the financial covenants set forth in this Section 8 after giving effect to the Qualified Acquisition and, if the borrowing hereunder in connection with such acquisition is in an amount in excess of $500,000, projections for the Borrower for a five year period after the closing of the Qualified Acquisition giving effect to the Qualified Acquisition and including a statement of sources and uses of funds for such acquisition showing, among other things, the source of financing for such acquisition;

           (iv) after giving effect to such acquisition, the Borrower shall have
(A) marketable fee simple title or an assignable and insurable leasehold interest in each property on which an acquired Tower is located and (B) either
(I) written agreements for licensing of space on such Tower with at least 75% of the licensees of space on such Tower existing immediately prior to such acquisition or (II) in its good faith judgment, a strong probability of retaining 90% of the licensees of space on such Tower existing immediately prior to such acquisition, in each case, with respect to such license agreements, on substantially the same terms and conditions as existed immediately prior to such acquisition;

           (v) the Agent shall have received from the Borrower an engineering report from an engineer, satisfactory to the Agent, acceptable in form and substance to the Agent, with respect to the construction, engineering and maintenance of the Towers to be acquired or managed and their compliance with applicable laws, rules and regulations; provided, however, that delivery of an
                                        --------  -------
engineering report in form and substance substantially similar to the engineering reports prepared in connection with the Purchase Agreement shall be deemed to have satisfied this subsection (v);

          (vi) the agreement governing such acquisition and all related documents and instruments shall be satisfactory to the Agent in form and substance and no Event of Default or Possible Default shall exist immediately prior to, or after giving effect to the consummation of, such acquisition;

          (vii) the Purchase Price of such acquisition shall be payable in cash at the closing of such acquisition or by the delivery of the Borrower's note, so long as such note satisfies the following conditions (the aggregate Indebtedness evidenced by all such notes being referred to herein collectively as "Seller Debt"):

                (A) such note shall be secured by a Letter of Credit issued pursuant hereto (subject to the satisfaction of the conditions to such issuance set forth herein) in the amount of such note but shall not be secured by any Lien on any property of the Borrower;

                (B) such note shall bear interest at a fixed rate which shall not exceed the lower of the rate of interest on United States Treasury obligations having a term of one year or 7% per annum;

                (C) the term of such note shall not extend beyond December 31, 2001;

                (D) the sum of the principal amount of such note and the principal amount of all other notes issued by the Borrower in connection with Qualified Acquisitions shall not exceed $5,000,000; and

                (E) no more than five notes issued by the Borrower pursuant to Qualified Acquisitions shall be outstanding at any one time.

          (viii) the Borrower shall have taken any actions as may be necessary or reasonably requested by the Agent to grant to the Agent, for the benefit of the Banks, first priority, perfected Liens in all assets, real and personal, tangible and intangible, acquired by the Borrower in such Qualified Acquisition pursuant to the Collateral Documents, subject to no prior Liens except Permitted Liens; and if the Borrower acquires a Subsidiary or creates a Subsidiary pursuant to or in connection with such acquisition,

                (A) the Borrower shall execute a Pledge Agreement, in form and substance satisfactory to the Agent, pursuant to which all of the stock or other securities or equity interests of such acquired or created Subsidiary are pledged to the Agent, for the benefit of the Banks, as security for the Obligations of the Borrower hereunder and under the Notes;

                (B) such acquired or created Subsidiary shall execute and deliver to the Agent, for the benefit of the Banks, a Guaranty, in form and substance satisfactory to the Agent, and shall grant to the Agent, for the benefit of the Banks, a first priority, perfected lien or security interest in all of its assets, real and personal, tangible and intangible, subject to no prior liens or security interests except for Permitted Liens, pursuant to a Security Agreement and Mortgages, in form and substance satisfactory to the Agent, and shall take all actions required pursuant thereto; and

                (C) the Borrower shall have entered into an amendment to this Agreement, in form and substance reasonably satisfactory to the Agent, which shall make the covenants, defaults and other provisions of this Agreement applicable to such Subsidiary;

          (ix) the Borrower shall have delivered to the Agent evidence reasonably satisfactory to the Agent to the effect that all approvals, consents or authorizations required in connection with such acquisition from any Licensing Authority or other governmental authority shall have been obtained, and such opinions as the Agent may reasonably request as to the liens and security interests granted to the Agent, for the benefit of the Banks, as required pursuant to this Section, and as to any required regulatory approvals for such acquisition;

          (x) the Agent shall have received copies of all documents relating to the Qualified Acquisition, and the Borrower shall have caused all opinions and certificates of the seller of such Towers delivered in connection with such closing to be addressed to the Banks;

          (xi) if such acquisition involves an aggregate Purchase Price of at least $2,000,000, then the Agent shall have received a statement from KPMG Peat Marwick (or another nationally recognized firm of independent certified public accountants selected by the Borrower and acceptable to the Agent) certifying as to the operating cash flow of the acquired Towers or, in the case of a management agreement, such management agreement, for the twelve month period most recently ended prior to the closing of such acquisition and as to such other matters as the Agent may reasonably request;

          (xii) if such acquisition involves an aggregate Purchase Price in excess of $6,000,000, then the Agent in its sole discretion shall have approved such acquisition; and

          (xiii) the closing of such acquisition shall occur no later than June 30, 1997.

          8.11  Investments.  The Borrower shall not purchase or otherwise
                -----------
acquire, hold or invest in any stock or other securities or evidences of indebtedness of, or any interest or investment in, or make or permit to exist any loans or advances to, any other Person, except:

                (a) direct obligations of the United States Government maturing within one year;

                (b) certificates of deposit of a member bank of the Federal Reserve System having capital, surplus and undivided profits in excess of $100,000,000; and

                (c) any investment in commercial paper which at the time of such investment is assigned the highest quality rating in accordance with the rating systems employed by either Moody's Investors Service, Inc. or Standard & Poor's Corporation.

          8.12  Amendment of Governing Documents.  The Borrower shall not, and
                --------------------------------
shall not permit any other Person to, amend, modify or supplement its Certificate of Incorporation, its By-Laws, the Stockholders Agreement or any other organizational or governing document of the Borrower, unless required by law.

          8.13  Financial Covenants.
                -------------------

                (a)  Leverage Ratio.  The Borrower shall not permit the
                     --------------
Leverage Ratio as of any date in any period listed in Column A below to be greater than the ratio set forth in Column B below opposite such period:

Column A                                  Column B
--------                                  --------

Period:                               Permitted Ratio:
------                                ---------------
Closing to June 29, 1997:                 5.50:1.0
June 30, 1997, to December 30,            5.25:1.0
1997:

December 31, 1997, to June 29,            4.50:1.0
1998:

June 30, 1998, to December 30,            4.25:1.0
1998:

December 31, 1998, to December            3.50:1.0
30, 1999:

December 31, 1999, and                    3.00:1.0;
thereafter:

provided, however, that if the Borrower uses any proceeds of a Reducing Loan to
--------  -------
make any prepayment of the Term Loans pursuant to Section 8.4(d)(i), then the ratio set forth in Column B above for all periods ending prior to December 30, 1997, shall be reduced to 5.0:1.0.

               (b)  Fixed Charge Coverage Ratio.  The Borrower shall not permit
                    ---------------------------
 the Fixed Charge Coverage Ratio as of any date to be less than 1.05:1.0.

               (c)  Projected Debt Service Coverage Ratio.  The Borrower shall
                    -------------------------------------
not permit the ratio of the excess of (i) Annualized Operating Cash Flow as of the end of any quarter over (ii) federal and state income taxes (to the extent added back to Net Earnings in calculating Operating Cash Flow) for the four quarter period then ended, to Projected Debt Service as of the end of such quarter to be less than 1.10:1.00.

               (d)  Minimum Annualized Operating Cash Flow.  The Borrower shall
                    --------------------------------------
not permit Annualized Operating Cash Flow as of the end of any quarter ending in any period listed in Column A below to be less than or equal to the amount set forth in Column B below opposite such period:

Column A                           Column B
--------                           --------

Period:                            Amount:
------                             ------
Closing to December 30, 1996:     $2,000,000

December 31, 1996, to December    $2,300,000
30, 1997:

December 31, 1997, to December    $2,850,000
30, 1998:

December 31, 1998, and            $3,000,000
thereafter:

               (e)  Minimum Cash Reserve.  The Borrower shall not permit the
                    --------------------
sum of the aggregate amount of its cash and cash equivalents permitted pursuant to Section 8.11 plus the undrawn amount of the Working Capital Commitment to be less than or equal to, at any time, $300,000.

         8.14  Management Agreements and Fees.  Except for the Management
               ------------------------------
Agreement, the Borrower shall not make or enter into, nor pay any management fees pursuant to, any so-called management or service agreement whereby management, supervision or control of its business, or any significant aspect thereof, shall be delegated to or placed in any Person other than an employee of the Borrower. Except to the extent approved by the Banks, the Borrower shall not pay management fees or other compensation to the Sellers pursuant to the Management Agreement in an amount in any year which exceeds 15% of the Borrower's tower revenues.

Upon the termination of the Management Agreement, the Borrower shall not enter into a replacement management agreement unless the terms and conditions of such agreement and the manager thereunder are reasonably acceptable to the Agent. Any such replacement management agreement approved by the Agent shall be deemed to be the Management Agreement for all purposes hereof.

         8.15  Fiscal Year.  The Borrower shall not change its fiscal year,
               -----------
which shall be the calendar year.

         8.16  ERISA.  Neither the Borrower nor any member of the Controlled
               -----
Group shall fail to make any contributions which are required pursuant to the terms of any Plan or any Benefit Arrangement. Neither the Borrower nor any member of the Controlled Group shall contribute to or agree to contribute to any Plan which is (a) subject to the minimum funding requirements under ERISA
Section 302 or Code Section 412; (b) a multiemployer plan (as defined in ERISA
Section 4001(a)(3)); (c) a defined benefit plan (as defined under ERISA Section 3(35) or Code Section 414(j)); (d) a multiple employer plan (as defined in ERISA
Section 4063); or (e) a multiple employer welfare arrangement (as defined in ERISA Section 3(40)).

         8.17  Affiliates.  The Borrower shall not enter into any transaction or
               ----------
agreement with any Stockholder or other Affiliate of the Borrower or of a Stockholder unless the terms of such transaction or agreement are no less favorable to the Borrower than could be obtained in an arms-length transaction.

         8.18  Change of Name or Corporate Structure.  The Borrower shall not
               -------------------------------------
change its name or corporate structure without thirty days prior written notice to the Agent.

         8.19  Amendments or Waivers.  The Borrower shall not amend, alter or
               ---------------------
modify, or consent to or suffer any amendment, alteration or modification, (a) of the Securities Purchase Agreement, the Purchase Agreement, the License Agreement or the Management Agreement, or (b) of any License, Land Lease Agreement or other material contract (or waive a material right thereunder) except, in the case of the agreements listed in this clause (b) for any amendments, alterations or modifications which could not reasonably be expected to have a Material Adverse Effect.

         8.20  Issuance or Transfer of Capital Stock.  The Borrower shall not
               -------------------------------------
sell or issue any capital stock or other equity interests or any warrants, options or other securities convertible into or exercisable for any capital stock or other equity interests, and the Borrower shall not permit the transfer of any capital stock.

          8.21  Change in Business.  The Borrower shall not change the nature of
                ------------------
its business in any material respect.

          8.22  Payments to Stockholders and Affiliates.  The Borrower shall not
                ---------------------------------------
pay any compensation or salary to any

Stockholder or any other Person who owns any right to acquire capital stock of Holdco or the Borrower by warrant, option or otherwise, or to any Affiliate of any such owner unless such owner or Affiliate performs services required by the Borrower for the normal conduct of its business and the compensation paid to such Person is not materially in excess of the fair value of the services rendered to the Borrower.

          8.23  Regulation U.  The Borrower shall not, directly or indirectly,
                ------------
(a) apply any part of the proceeds of the Loans to the purchasing or carrying of any "margin stock" within the meaning of Regulations G, T, U or X of the Federal Reserve Board, or any regulations, interpretations or rulings thereunder, (b) extend credit to others for the purpose of purchasing or carrying any such margin stock, or (c) retire Indebtedness which was incurred to purchase or carry any such margin stock.

          8.24  Subordinated Debt.  The Borrower shall not make, or cause or
                -----------------
permit to be made, any payments in respect of any Indebtedness which is subordinated to the Obligations in contravention of the subordination provisions contained in the evidence of such subordinated Indebtedness or in contravention of the Sellers Subordination Agreement or the Stockholder Subordination Agreement or any other subordination agreement or other written agreement pertaining to Subordinated Debt.

          8.25  Rights of First Refusal and Call Rights.  The Company shall not
                ---------------------------------------
exercise any right of first refusal, call right or other right to acquire any of its outstanding capital stock or other equity interests from any Person, unless the entire amount paid by the Borrower to such Person (or his estate) in respect of such exercise is funded entirely from the proceeds of key man life insurance maintained by the Borrower on the life of such Person.


 SECTION 9.     EVENTS OF DEFAULT.
                -----------------

          The occurrence of any one or more of the following events, whether voluntarily or involuntarily or by operation of law, shall constitute an Event of Default hereunder:

           9.1  Non-Payment.  The Borrower shall (a) fail to pay when due,
                -----------
whether by acceleration of maturity or otherwise, any installment of principal under any Note or (b) fail to pay when due, whether by acceleration of maturity or otherwise, or within two days thereafter, any installment of interest or any fee or other payment obligation in respect of the Obligations.

           9.2  Failure of Performance in Respect of Other Obligations.  (a) The
                ------------------------------------------------------
Borrower shall fail to observe, perform or be in compliance with any of the provisions of Section 8, Sections 7.1 or 7.3 or the first sentence of Section 7.2; or (b) the Borrower or any other party to a Collateral Document (other than the Agent or a Bank) shall fail to observe, perform or be in compliance with the terms of any Obligation, covenant or agreement, other than those referred to in Section 9.1, Section 8, Sections 7.1 or 7.3 or the first sentence of Section 7.2, to be observed, performed or complied with by the Borrower or such other party hereunder or under any Collateral Document and, provided that such failure is of a type which can be cured, such failure shall
--------
continue and not be cured for thirty days after: (i) notice thereof from the Agent or a Bank or (ii) the Banks are notified thereof or should have been notified thereof pursuant to the provisions of Section 7.6, whichever is earlier; or (c) any party to any Pledge Agreement shall, or shall attempt to, voluntarily or involuntarily, encumber, subject to any further pledge or security interest, sell, transfer or otherwise dispose of any of the Pledged Collateral (as that term is defined in any Pledge Agreement) or any interest therein except as expressly provided herein or therein.

          9.3  Breach of Warranty.  Any financial statement, representation,
               ------------------
warranty, statement or certificate made or furnished by the Borrower or any other party to a Collateral Document (other than the Agent or a Bank) to the Agent or the Banks in or in connection with this Agreement or any Collateral Document, or as an inducement to the Agent or the Banks to enter into this Agreement, including, without limitation, those in Section 5 above or in any Collateral Document, shall have been false, incorrect or incomplete when made or deemed made in any material respect;

          9.4  Cross-Defaults.  The Borrower shall default in any payment due on
               --------------
any Indebtedness in excess of $50,000 and such default shall continue for more than the period of grace, if any, applicable thereto; or the Borrower shall default in the performance of or compliance with any term of any evidence of such Indebtedness or of any mortgage, indenture or other agreement relating thereto, and any such default shall continue for more than the period of grace, if any, specified therein and shall not have been waived pursuant thereto if such default causes, or permits the holder thereof to cause, the acceleration of such Indebtedness; or the Borrower shall default in the performance of any material covenant or agreement set forth in the Securities Purchase Agreement or the Securities Exchange Agreement among the Borrower, Holdco and the Stockholders or shall breach in any material respect any representation or warranty therein.

          9.5  Assignment for Benefit of Creditors.  The Borrower shall make an
               -----------------------------------
assignment for the benefit of its creditors, or shall admit its insolvency or shall fail to pay its debts generally as such debts become due.

          9.6  Bankruptcy.  Any petition seeking relief under Title 11 of the
               ----------
United States Code, as now constituted or hereafter amended, shall be filed by or against the Borrower or any proceeding shall be commenced by or against the Borrower with respect to relief under the provisions of any other applicable bankruptcy, insolvency or other similar law of the United States or any State providing for the reorganization, winding-up or liquidation of Persons or an arrangement, composition, extension or adjustment with creditors; provided,
                                                                  --------
however, that no Event of Default shall be deemed to have occurred if any such
-------
involuntary petition or proceeding shall be discharged within sixty days of its filing or commencement.

          9.7  Appointment of Receiver; Liquidation.  A receiver or trustee
               ------------------------------------
shall be appointed for the Borrower or for any substantial part of its assets, and such receiver or trustee shall not be discharged within sixty days of his appointment; any proceedings shall be instituted for the dissolution or the full or partial liquidation of the Borrower, and such proceedings shall not be dismissed or discharged within sixty days of their commencement; or the Borrower shall discontinue its business.

          9.8  Judgments.  The Borrower shall incur a final judgment for the
               ---------
payment of money in an amount which, together with all other final judgments against the Borrower, exceeds $50,000, and shall not discharge (or make adequate provision for the discharge of) the same within a period of thirty days unless, pending further proceedings, execution thereon has been effectively stayed.

          9.9  Impairment of Collateral; Invalidation of any Loan Document.  (a)
               -----------------------------------------------------------
A creditor of the Borrower or any other party to a Collateral Document shall obtain possession of any of the collateral for the Obligations by any means, including, without limitation, attachment, levy, distraint, replevin or self-help, or any creditor shall establish or obtain any right in such collateral; or
(b) the Agent shall cease to have a perfected, first priority Lien on all of the issued and outstanding capital stock of the Borrower; or (c) any Lien created or purported to be created by this Agreement or any Collateral Document shall cease or fail to be perfected with respect to any of the collateral purported to be covered thereby; or (d) any material portion of such collateral shall be lost, stolen, damaged or destroyed for which there is either no insurance coverage or in, in the reasonable opinion of the Agent, there is insufficient insurance coverage; or (e) this Agreement, any Note or any Collateral Document ceases to be a legal, valid, binding agreement or obligation enforceable against any party thereto (including the Agent and the Banks) in accordance with its terms, or shall be terminated, invalidated, set aside or declared ineffective or inoperative.

          9.10  Termination of License or Agreements.  The FAA or any other
                ------------------------------------
Licensing Authority shall revoke, terminate, substantially and adversely modify or fail to renew any material License of the Borrower or commence proceedings to suspend, revoke, terminate or substantially and adversely modify any such License and such proceedings shall not be dismissed or discharged within sixty days; or any License Agreements or Land Lease Agreements or other agreements which are necessary to the operation of the business of the Borrower shall be revoked, terminated or adversely modified and not replaced by substitutes acceptable to the Agent within thirty days of such revocation, termination or modification and without which agreements a Material Adverse Effect could reasonably be expected.

          9.11  Change of Control.  Holdco shall cease to own all of the issued
                -----------------
and outstanding capital stock of the Borrower; or Edward C. Hutcheson, Jr. and Ted B. Miller, Jr. shall cease to own in the aggregate 10% of the capital stock of Holdco, or the persons who are Stockholders of Holdco as of the date of this Agreement shall cease to own in the aggregate 60% of the capital stock of Holdco.

          9.12  Default under Collateral Document.  The Borrower or any other
                ---------------------------------
party (other than the Agent and the Banks) shall default under any Collateral Document after any required notice and such default shall continue beyond any applicable grace period.

          9.13  Condemnation.  Any court, government or governmental agency
                ------------
shall condemn, seize, or otherwise appropriate, or take custody or control of any substantial portion of the assets of the Borrower.

          9.14  Put, Call and Redemption Rights.  The Borrower shall exercise
                -------------------------------
any call right or right of first refusal in respect of any of its capital stock, or any Person shall exercise any put right in respect of any of the capital stock of the Borrower, unless the entire amount paid by the Borrower to such Person (or his estate) in respect of such exercise of a put or call right is funded entirely from the proceeds of key man life insurance maintained by the Borrower on the life of such Person, or Holdco or any other stockholder of the Borrower shall exercise any redemption right pursuant to the Certificate of Incorporation of the Borrower.

           9.15  Material Adverse Change.  Any Material Adverse Effect shall
                 -----------------------
occur.


 SECTION 10.   REMEDIES.
               --------

          Notwithstanding any contrary provision or inference herein or elsewhere,

           10.1  Optional Defaults.
                 -----------------

           If any Event of Default referred to in Sections 9.1-9.4 or 9.8-9.15 shall occur, the Agent, with the consent of the Majority Banks, upon written notice to the Borrower, may

                 (a) terminate the Commitments and the credit hereby established and forthwith upon such election the obligations of the Banks to make any further Loans (other than

Loans resulting from the funding of Letters of Credit) or issue any Letters of Credit hereunder immediately shall be terminated, and/or

                 (b) accelerate the maturity of the Loans and all other Obligations (including Rate Hedging Obligations subject to the terms and conditions of the agreements governing such Rate Hedging Obligations), whereupon all Obligations shall become and thereafter be immediately due and payable in full without any notice of intent to accelerate or notice of acceleration and without any presentment or demand and without any further or other notice of any kind, all of which are hereby waived by the Borrower, and/or

                 (c) demand the payment to the Banks of the aggregate principal amounts of the Letter of Credit Notes, which amounts the Banks shall hold as security for the obligations incurred under the Letters of Credit, this Agreement or the Notes.

          10.2  Automatic Defaults.  If any Event of Default referred to in
                ------------------
Sections 9.5-9.7 shall occur,

                (a) the Commitments and the credit hereby established shall automatically and forthwith terminate, and the Banks thereafter shall be under no obligation to grant any further Loans hereunder (other than Loans resulting from the funding of Letters of Credit) or issue any Letters of Credit, and

                (b) the principal of and interest on the Notes, then outstanding, and all of the other Obligations shall thereupon become and thereafter be immediately due and payable in full, all without any notice of intent to accelerate or notice of acceleration and without any presentment, demand or other notice of any kind, which are hereby waived by the Borrower, and

                (c) the aggregate principal amounts of the Letter of Credit Notes shall be immediately payable by the Borrower to the Banks.

          10.3  Performance by the Banks.  If at any time the Borrower fails or
                ------------------------
refuses to pay or perform any obligation or duty to any third Person, except for payments which are the subject of bona fide disputes in the ordinary course of business, the Banks may, in their sole discretion, but shall not be obligated to, pay or perform the same on behalf of the Borrower, and the Borrower shall promptly repay all amounts so paid, and all costs and expenses so incurred.
This repayment obligation shall become one of the Obligations of the Borrower hereunder and shall bear interest at the Default Interest Rate.

          10.4  Other Remedies.  Upon the occurrence of an Event of Default, the
                --------------
Agent and the Banks may exercise any other right, power or remedy as may be provided herein, in any Note or in any other Collateral Document, or as may be provided at law or in equity, including, without limitation, the right to recover judgment against the Borrower for any amount due either before, during or after any proceedings for the enforcement of any security or any realization upon any security.

          10.5  Enforcement and Waiver by the Banks.  The Agent and the Banks
                -----------------------------------
shall have the right at all times to enforce the provisions of this Agreement and all Collateral Documents in strict accordance with the terms hereof and thereof, notwithstanding any conduct or custom on the part of the Agent or the Banks in refraining from so doing at any time, unless the Banks shall have waived such enforcement in writing in respect of a particular instance. The failure of the Banks at any time to enforce their rights under such provisions shall not be construed as having created a custom or course of dealing in any way contrary to the specific provisions of this Agreement or the Collateral Documents, or as having in any way modified or waived the same. All rights, powers and remedies of the Banks are cumulative and concurrent and the exercise of one right, power or remedy shall not be deemed a waiver or release of any other right, power or remedy.


 SECTION 11.    THE AGENT.
                ---------

          11.1  Appointment.  Society National Bank is hereby appointed Agent
                -----------
hereunder, and each of the Banks irrevocably authorizes the Agent to act as the agent of such Bank. The Agent agrees to act as such upon the express conditions contained in this Section 11. The Agent shall not have a fiduciary relationship in respect of any Bank by reason of this Agreement.

          11.2  Powers.  The Agent shall have and may exercise such powers
                ------
hereunder as are specifically delegated to it by the terms hereof, together with such powers as are reasonably incidental thereto. The Agent shall not have any implied duties or any obligation to the Banks to take any action hereunder except any action specifically provided by this Agreement to be taken by the Agent.

          11.3  General Immunity.  Neither the Agent nor any of its directors,
                ----------------
officers, affiliates, agents or employees shall be liable to the Banks or any Bank for any action taken or omitted to be taken by it or them hereunder or in connection herewith except for its or their own gross negligence or willful misconduct. Without limiting the foregoing, neither the Agent nor any of its directors, officers, affiliates, agents or employees shall be responsible for, or have any duty to examine (a) the genuineness, execution, validity, effectiveness, enforceability, value or sufficiency of this Agreement, any Collateral Document, or any other document or instrument furnished pursuant to or in connection with this Agreement or any Collateral Document, (b) the collectibility of any amounts owed by the Borrower, (c) any recitals, statements, reports, representations or warranties made in connection with this

Agreement or any Collateral Document, (d) the performance or satisfaction by the Borrower of any covenant or agreement contained herein or in any Collateral Document, (e) any failure of any party to this Agreement to receive any communication sent, including any telegram, teletype, bank wire, cable, radiogram or telephone message sent or any writing, application, notice, report, statement, certificate, resolution, request, order, consent letter or other instrument or paper or communication entrusted to the mails or to a delivery service, or (f) the assets or liabilities or financial condition or results of operations or business or credit-worthiness of the Borrower. The Agent shall not be bound to ascertain or inquire as to the performance or observance of any of the terms of this Agreement or any Collateral Document.

          11.4  Action on Instructions of the Banks.  The Agent shall not be
                -----------------------------------
required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Majority Banks (subject to
Section 11.12 hereof), and such instructions shall be binding upon all the Banks and all holders of the Notes; provided, however, that the Agent shall not be
                              --------  -------
required to take any action which exposes it to personal liability or which is contrary to this Agreement or applicable law. The foregoing provisions of this
Section 11.4 shall not limit in any way the exercise by any Bank of any right or remedy granted to such Bank pursuant to the terms of this Agreement or any Collateral Document. Except as otherwise expressly provided herein, any reference in this Agreement to action by the Banks shall be deemed to be a reference to the Majority Banks.

          11.5  Employment of Agents and Counsel.  The Agent may execute any of
                --------------------------------
its duties as Agent hereunder by or through employees, agents and attorneys-in-fact and shall not be answerable to the Banks, except as to money or securities received by it or its authorized agents, for the default or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care.

          11.6  Reliance on Documents; Counsel.  The Agent shall be entitled to
                ------------------------------
rely upon any Note, notice, consent, certificate, affidavit, letter, telegram, statement, paper or document believed by it to be genuine and correct and to have been signed or sent by the proper person or persons, and, with respect to legal matters, upon the opinion of counsel selected by the Agent, which counsel may be employees of the Agent, concerning all matters pertaining to the agency hereby created and its duties hereunder.

          11.7  Agent's Reimbursement and Indemnification.  The Banks agree to
                -----------------------------------------
reimburse and indemnify the Agent (which indemnification shall be shared by the Banks ratably in proportion to their respective Ratable Shares) (a) for any amounts not reimbursed by the Borrower for which the Agent is entitled to reimbursement by the Borrower hereunder or under any Collateral Document, (b) for any other expenses reasonably incurred by the Agent on behalf of the Banks, in connection with the preparation, execution, delivery, administration, amendment or enforcement hereof or of any of the Collateral Documents and (c) for any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Agent in any way relating to or arising out of this Agreement, any Collateral Document or any other document related hereto or thereto or the transactions contemplated hereby or the enforcement of any of the terms hereof or thereof or of any such other documents, provided that no Bank shall be liable for any of
                             --------
the foregoing to the extent they arise from the gross negligence or willful misconduct of the Agent.

          11.8  Rights as a Bank.  With respect to its Ratable Share of the
                ----------------
Commitments, the Loans made by it, the Letters of Credit issued by it and the Notes issued to it, the Agent shall have the same rights and powers hereunder as any Bank and may exercise the same as though it were not the Agent, and the term "Bank" or "Banks" shall, unless the context otherwise indicates, include the Agent in its individual capacity. The Agent may accept deposits from, lend money to, and generally engage in any kind of banking or trust business with the Borrower as if it were not the Agent hereunder.

          11.9  Bank Credit Decision.  Each Bank acknowledges that it has,
                --------------------
independently and without reliance upon the Agent or any other Bank and based on the financial statements prepared by the Borrower and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and the other Collateral Documents. Each Bank also acknowledges that it will, independently and without reliance upon the Agent or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Collateral Documents. The Agent shall not be required to keep the Banks informed as to the performance or observance by the Borrower of this Agreement or any other document referred to or provided for herein or to inspect the properties or books of the Borrower. Except for notices, reports and other documents and information expressly required to be furnished to the Banks by the Agent hereunder, the Agent shall not have any duty or responsibility to provide any Bank with any credit or other information concerning the affairs, financial condition or business of the Borrower which may come into its possession.

          11.10 Successor Agent.  The Agent may resign at any time by giving
                ---------------
written notice thereof to the Banks. Upon any such resignation, the Majority Banks shall have the right to appoint a successor Agent. If no successor Agent shall have been so appointed by the Majority Banks and shall have accepted such appointment within thirty days after the notice of resignation, then the retiring Agent may appoint a successor Agent. Such successor Agent shall be a commercial bank having capital and retained earnings of at least $500,000,000. Upon the acceptance of any appointment as the Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. After any retiring Agent's resignation hereunder as the Agent, the provisions of this Section 11 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Agent hereunder.

          11.11  Ratable Sharing.  All principal and interest payments on Loans
                 ---------------
and commitment fees received by the Agent shall be remitted to the Banks in accordance with their Ratable Shares. Any amounts received by the Agent or any other Bank upon the sale of any collateral for the Loans or upon the exercise of any remedies hereunder or under any of the Collateral Documents or upon the exercise of any right of setoff shall be remitted to the Banks in accordance with their Ratable Shares; provided, however, that, solely for purposes of the
                           --------  -------
sharing of any amounts received by the Agent or any other Bank, if at the time of any such receipt the Borrower has defaulted under any agreements regarding Rate Hedging Obligations with any Bank or the Affiliate of any Bank, such Bank's Ratable Share shall be proportionately increased and the Ratable Shares of the other Banks shall be proportionately decreased based upon the amount due to such Bank pursuant to the such agreements. If any Bank shall obtain any payment hereunder (whether voluntary, involuntary, through exercise of any right of set-off or otherwise) in excess of its Ratable Share, then such Bank shall immediately remit such excess to the other Banks pro rata.

          11.12  Actions by the Agent and the Banks. The Agent shall take formal
                 ----------------------------------
action only upon the agreement of the Majority Banks; provided, however, that if
                                                      --------  -------
the Agent gives notice to the Banks of a Possible Default or an Event of Default, and the Majority Banks cannot agree (which agreement shall not be unreasonably withheld) on a mutual course of action within ten days following such notice, the Agent may (but shall not be required to) pursue such legal rights and remedies against the Borrower as it deems necessary and appropriate to protect the Banks and any collateral under the circumstances.


 SECTION 12.   MISCELLANEOUS.
               -------------

          12.1  Construction.  The provisions of this Agreement shall be in
                ------------
addition to those of the Collateral Documents and to those of any other guaranty, security agreement, note or other evidence of the liability relating to the Borrower held by the Banks, all of which shall be construed as complementary to each other. Nothing contained herein shall prevent the Banks from enforcing any or all of such instruments in accordance with their respective terms. Each right, power or privilege specified or referred to in this Agreement or in any Collateral Document is in addition to any other rights, powers or privileges that the Banks may otherwise have or acquire by operation of law, by other contract or otherwise. No course of dealing in respect of, nor any omission or delay in the exercise of, any right, power or privilege by the Banks shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any further or other exercise thereof or of any other, as each right, power or privilege may be exercised independently or concurrently with others and as often and in such order as the Banks may deem expedient. Notwithstanding any other provision of this Agreement, the Borrower shall not be required to pay any amount pursuant hereto which is in excess of the maximum amount permitted by law.

          12.2   Further Assurance. From time to time, the Borrower shall
                 -----------------
execute and deliver to the Agent and the Banks such additional documents and take such additional actions as the Agent may require to carry out the purposes of this Agreement or any of the Collateral Documents, or to preserve and protect the rights of the Agent and the Banks hereunder or thereunder.

           12.3  Expenses of the Agent and the Banks; Indemnification.
                 ----------------------------------------------------

                 (a) Whether or not the transactions contemplated by this Agreement are consummated, the Borrower shall pay the costs and expenses, including the reasonable fees and disbursements of the Agent's special counsel, incurred by the Banks in connection with (i) the negotiation, preparation, administration, amendment or enforcement of this Agreement and the Collateral Documents and the closing of the transactions contemplated hereby and thereby;
(ii) the perfection of the Liens granted pursuant hereto or the Collateral Documents; (iii) the making of the Loans and issuance of the Letters of Credit hereunder; (iv) the negotiation, preparation or enforcement of any other document in connection with this Agreement, the Collateral Documents or the Loans made hereunder; (v) any proceeding brought or formal action taken by the Banks to enforce any provision of this Agreement or any Collateral Document, or to enforce or exercise or preserve any right, power or remedy hereunder or thereunder; or (vi) any action which may be taken or instituted by any Person against any Bank as a result of any of the foregoing. The fees and expenses of the Agent's special counsel through the Closing shall be paid on the Closing Date. If any taxes, charges or fees shall be payable, or ruled to be payable, to any state or Federal authority in respect of the execution, delivery or performance of this Agreement, any Note or any other Collateral Document by reason of any existing or hereinafter enacted Federal or state statute (other than any such taxes on the net income of the Banks and any taxes, charges or fees which are included in the LIBOR Reserve Percentage), the Borrower will pay all such taxes, charges or fees, including interest and penalties thereon, if any, and will indemnify and hold harmless the Agent and the Banks against any liability in connection therewith.

               (b) The Borrower hereby indemnifies and holds harmless the Agent and each Bank and their respective directors, officers, employees, agents, counsel, subsidiaries and affiliates (the "Indemnified Persons") from and against any and all losses, liabilities, obligations, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever (including reasonable attorneys fees) which may be imposed on, incurred by, or asserted against any Indemnified Person in any way relating to or arising out of this Agreement, the Collateral Documents, or any of them or any of the transactions contemplated hereby or thereby or the business, assets or operations of the Borrower or the ownership, maintenance, operation or management of the Towers; provided, however, that the Borrower shall not be
                          --------  -------
liable to any Indemnified Person, if there is a final judicial determination that such losses, liabilities, obligations, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulted solely from the gross negligence or willful misconduct of such Indemnified Person.

               12.4 Notices.  Except as otherwise expressly provided herein, all
                    -------
notices, demands and requests required or permitted to be given under the provisions of this Agreement shall be in writing and shall be deemed to have been duly delivered and received (a) on the date of personal delivery, (b) on the date of receipt (as shown on the return receipt) if mailed by registered or certified mail, postage prepaid and return receipt requested, (c) on the next business day after delivery to a courier service that guarantees delivery on the next business day if the conditions to the courier's guarantee are complied with, or (d) on the date of receipt (if such date is a Banking Day, otherwise on the next Banking Day) by telecopy, in each case addressed as follows:

               TO THE AGENT:

               Society National Bank
               127 Public Square
               Cleveland, Ohio  44114-1306
               Attn:  Theodore W. Frank
                      Media Finance Division
               Telecopy:  216-689-4666

               Copy to:

               Timothy J. Kelley, Esq.
               Dow, Lohnes & Albertson
               1255 Twenty-third Street, N.W.
               Suite 500
               Washington, D.C.  20037
               Telecopy:  202-857-2900

               TO THE BANKS, AT THE ADDRESSES LISTED ON THE SIGNATURE PAGES HEREOF OR IN THE ASSIGNMENT INSTRUMENT DELIVERED PURSUANT TO
               SECTION 12.7(b)

               TO THE BORROWER:

               Castle Tower Corporation
               510 Bering Drive
               Suite 310
               Houston, Texas  77057
               Attention:  President
               Telecopy:  713-789-7651

               with a copy to:

               Robert C. Walker, Esq.
               Brown, Parker & Leahy, L.L.P.
               1200 Smith Street
               Suite 3600
               Houston, TX  77002-4595
               Telecopy:  713-654-1871

or to such other address or addresses as the party to which such notice is directed may have designated in writing to the other parties hereto.

               12.5  Waiver and Release by the Borrower. The Borrower hereby
                     ----------------------------------
releases the Agent and each Bank from, and hereby waives, all claims for loss or damage caused by any act or omission on the part of the Agent or any Bank or their respective officers, attorneys, agents and employees, except gross negligence and willful misconduct.

               12.6  Right of Set Off. Upon the occurrence and during the
                     ----------------
continuance of any Event of Default, each Bank is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set-off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Bank to or for the credit or the account of the Borrower against any and all of the obligations of the Borrower now or hereafter existing hereunder or under any Collateral Document, irrespective of whether or not such Bank shall have made any demand under any Collateral Document and although such obligations may be unmatured. The rights of the Banks under this Section are in addition to other rights and remedies (including without limitation, other rights of set-off) which the Banks may have. The Borrower agrees, to the fullest extent it may effectively do so under applicable law, that any other holder of a participation in any Note may exercise rights of set-off or counterclaim and other rights with respect to such participation as fully as if such holder of a participation were a direct creditor of the Borrower in the amount of such participation.

               12.7  Successors and Assigns; Participations.
                     --------------------------------------

               (a) Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; provided, however, that the Borrower shall not assign or
                       --------  -------
transfer any of its rights or obligations hereunder or under any Note without the prior written consent of all of the Banks and the Agent.

               (b) Each Bank may, with the consent of the Agent, assign all or any part of the Loans, any Note and the Commitments to a financial institution; provided, however, that any partial assignment shall be an amount of at least
--------  -------
$5,000,000. Upon execution and delivery by the assignee and such Bank of an instrument in writing pursuant to which such assignee agrees to become a "Bank" hereunder having the share of the Commitments and Loans specified in such instrument, the assignee shall have, to the extent of such assignment (unless otherwise provided in such assignment), the obligations, rights and benefits of a Bank hereunder holding the share of the Commitments and Loans (or portions thereof) assigned to it (in addition to the share of the Commitments and Loans, if any, theretofore held by such assignee) and the assigning Bank shall, to the extent of such assignment, be released from the share of the Commitments and the obligations hereunder so assigned. The assignee shall pay to the Agent a processing and recordation fee of $5,000.

               (c) Within five business days after receipt of notice of any assignment pursuant to Section 12.7(b) above, the Borrower, at its expense, shall execute and deliver in exchange for any surrendered Notes new Notes to the order of the assignee in an amount equal to the share of the Commitments and of the Loans assumed by the assignee and, if the assigning Bank has retained a portion of the Commitments and the Loans hereunder, new Notes to the order of the assigning Bank in an amount equal to the share of the Commitments and the Loans retained by it hereunder. Such new Notes shall be in an aggregate principal amount equal to the aggregate principal amount of such surrendered Notes, shall be dated the effective date of such assignment and shall otherwise be in substantially the form of Exhibit A, Exhibit B or Exhibit C hereto, as the
                                ---------  ---------    ---------
case may be. The cancelled Notes shall be returned to the Borrower.

               (d) A Bank may sell or agree to sell to one or more other Persons a participation in all or any part of the Loans or in the Commitments, in which event each purchaser of a participation (a "Participant") shall be
                                                     -----------
entitled to the rights and benefits of the provisions of Section 7.5 with respect to its participation in such Loans and share of the Commitments as if (and the Borrower shall be directly obligated to such Participant under such provisions as if) such Participant were a "Bank" for purposes of said Section, but, except as otherwise provided in the last sentence of this Section 12.7(d), shall not have any other rights or benefits under this Agreement or any Note or any other Collateral Documents (the Participant's rights against such Bank in respect of such participation to be those set forth in the agreements executed by such Bank in favor of the

Participant). All amounts payable by the Borrower to any Bank under Section 2 in respect of the Loans shall be determined as if such Bank had not sold or agreed to sell any participations in such Loans and as if such Bank were funding each of such Loans in the same way that it is funding the portion of such Loan in which no participations have been sold. The Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.7 through 2.13 and
Section 12.6 with respect to its participating interest.

               (e) In addition to the assignments and participations permitted under the foregoing provisions of this Section 12.7, any Bank may assign and pledge all or any portion of its Loans and the Notes to any Federal Reserve Bank as collateral security pursuant to Regulation A of the Board of Governors of the Federal Reserve System and any Operating Circular issued by such Federal Reserve Bank. No such assignment shall release the assigning Bank from its obligations hereunder.

               (f) A Bank may furnish any information concerning the Borrower in the possession of such Bank from time to time to assignees and participants (including prospective assignees and participants).

               (g) Anything in this Section 12.7 to the contrary notwithstanding, no Bank may assign or participate any interest in any Loan held by it hereunder to the Borrower or any of its Affiliates without the prior written consent of each Bank.

         12.8  Applicable Law.  THIS AGREEMENT AND THE COLLATERAL DOCUMENTS, AND
               --------------
THE DUTIES, RIGHTS, POWERS AND REMEDIES OF THE PARTIES HERETO AND THERETO, SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF OHIO (WITHOUT REGARD TO THE CONFLICTS OF LAWS PROVISIONS THEREOF), EXCEPT TO THE EXTENT THAT ANY COLLATERAL DOCUMENT PROVIDES THAT THE LOCAL LAW OF ANOTHER JURISDICTION GOVERNS THE GRANT, PERFECTION AND ENFORCEMENT OF THE LIENS GRANTED PURSUANT TO SUCH COLLATERAL DOCUMENT.

         12.9  Binding Effect and Entire Agreement; No Oral Agreements.  This
               -------------------------------------------------------
Agreement shall inure to the benefit of, and shall be binding upon, the respective successors and permitted assigns of the parties hereto. This Agreement, the Schedules and Exhibits hereto, which are hereby incorporated in this Agreement, and the Collateral Documents constitute the entire agreement among the parties on the subject matter hereof. There are no unwritten or oral agreements between the Borrower and the Banks, and this written Agreement, the Notes, the other Collateral Documents, and the instruments and documents executed in connection herewith, represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties.

          12.10 Counterparts.  This Agreement may be executed in any number of
                ------------
counterparts or duplicate originals, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

          12.11 Survival of Agreements.  All covenants, agreements,
                ----------------------
representations and warranties made herein or in any Collateral Document shall survive any investigation and the Closing Date, and shall continue in full force and effect so long as any of the Obligations remain to be performed or paid or the Banks have any obligation to advance sums or issue Letters of Credit hereunder or any Letter of Credit remains outstanding.

          12.12 Modification.  Any term of this Agreement or of any Note may be
                ------------
amended and the observance of any term of this Agreement or of any Note may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Borrower and the Majority Banks. Any amendment or waiver effected in accordance with this Section 12.12 shall be binding upon each holder of a Note at the time outstanding, each future holder of a Note and the Borrower; provided, however, that no such amendment or
                                   --------  -------
waiver or other action shall, without the prior written consent of all of the Banks or the holders of all of the Notes at the time outstanding, (a) extend the maturity or reduce the principal amount of, or reduce the rate or extend the time of payment of interest on, or reduce the amount or extend the time of payment of any principal of, any Note, (b) reduce the amount or extend the time of payment of the commitment fees, (c) change the Commitments or the Ratable Share of any Bank (other than any change in Commitments or Ratable Share resulting from the sale of a participation in or assignment of any Bank's interest in the Commitments and Loans in accordance with Section 12.7), (d) change the percentage referred to in the definition of "Majority Banks" contained in Section 1.1, (e) amend this Section 12.12, (f) amend or waive compliance with Section 2.7(b), or (g) release any collateral for the Loans except for collateral which the Borrower is not prohibited pursuant hereto from selling; and provided, further, that notwithstanding the foregoing provisions of
             --------  -------
this Section 12.12, this Agreement and the Notes may be amended or modified in the manner contemplated by Section 12.7 for the purpose of permitting any Bank to assign its interest, rights and obligations hereunder to another bank or financial institution, if the appropriate assignment agreement or counterparts thereof are executed by the Borrower (to the extent required), the Agent and the appropriate Bank assignor and assignee. Any amendment or waiver effected in accordance with this Section 12.12 shall be binding upon each holder of any Note at the time outstanding, each future holder of any Note and the Borrower.

          12.13 Separability.  If any one or more of the provisions contained in
                ------------
this Agreement or any Collateral Document should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of all remaining provisions shall not in any way be affected or impaired. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

          12.14 Section Headings.  The section headings contained herein are for
                ----------------
reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

          12.15 Enforcement.  THE BORROWER (A) HEREBY IRREVOCABLY SUBMITS TO THE
                -----------
JURISDICTION OF THE STATE COURTS OF THE STATE OF OHIO AND TO THE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF OHIO, FOR THE PURPOSE OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF OR BASED UPON THIS AGREEMENT OR ANY COLLATERAL DOCUMENT OR THE SUBJECT MATTER HEREOF OR THEREOF BROUGHT BY THE BANKS OR THEIR SUCCESSORS OR ASSIGNS AND (B) HEREBY WAIVES, AND AGREES NOT TO ASSERT, BY WAY OF MOTION, AS A DEFENSE, OR OTHERWISE, IN ANY SUCH SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT SUBJECT PERSONALLY TO THE JURISDICTION OF THE ABOVE-NAMED COURTS, THAT ITS PROPERTY IS EXEMPT OR IMMUNE FROM ATTACHMENT OR EXECUTION, THAT THE SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, THAT THE VENUE OF THE SUIT, ACTION OR PROCEEDING IS IMPROPER OR THAT THIS AGREEMENT OR ANY COLLATERAL DOCUMENT OR THE SUBJECT MATTER HEREOF OR THEREOF MAY NOT BE ENFORCED IN OR BY SUCH COURT, AND (C) HEREBY WAIVES AND AGREES NOT TO SEEK ANY REVIEW BY ANY COURT OF ANY OTHER JURISDICTION WHICH MAY BE CALLED UPON TO GRANT AN ENFORCEMENT OF THE JUDGMENT OF ANY SUCH OHIO STATE OR FEDERAL COURT. THE BORROWER HEREBY CONSENTS TO SERVICE OF PROCESS BY REGISTERED MAIL AT THE ADDRESS TO WHICH NOTICES ARE TO BE GIVEN. THE BORROWER AGREES THAT ITS SUBMISSION TO JURISDICTION AND ITS CONSENT TO SERVICE OF PROCESS BY MAIL IS MADE FOR THE EXPRESS BENEFIT OF THE BANKS. FINAL JUDGMENT AGAINST THE BORROWER IN ANY SUCH ACTION, SUIT OR PROCEEDING MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT, ACTION OR PROCEEDING ON THE JUDGMENT, OR IN ANY OTHER MANNER PROVIDED BY OR PURSUANT TO THE LAWS OF SUCH OTHER JURISDICTION; PROVIDED, HOWEVER, THAT THE BANKS MAY AT THEIR OPTION
                         --------  -------
BRING SUIT, OR INSTITUTE OTHER JUDICIAL PROCEEDINGS, AGAINST THE BORROWER OR ANY OF ITS ASSETS IN ANY STATE OR FEDERAL COURT OF THE UNITED STATES OR OF ANY COUNTRY OR PLACE WHERE THE BORROWER, OR SUCH ASSETS, MAY BE FOUND.

          12.16 Termination. This Agreement shall terminate when all amounts due hereunder, under each Note and under each Collateral Document shall have been indefeasibly paid in full in cash and all other Obligations hereunder or thereunder shall have been fully performed, so long as no Letters of Credit are then outstanding and the Banks have no further obligation to advance sums or issue Letters of Credit hereunder. Notwithstanding the foregoing, this Agreement shall continue to be effective or be reinstated and relate back to such time as though this Agreement had always been in effect, as the case may be, if at any time any amount received by any Bank in respect of the Obligations is rescinded or must otherwise be restored or returned by such Bank upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or upon the appointment of any intervenor or conservator of, or trustee or similar official for, the Borrower or any substantial part of its properties, or other wise, all as though such payments had not been made.

          12.17 Jury Trial Waiver.  THE BORROWER AND THE BANKS EACH WAIVE ANY
                -----------------
RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, BETWEEN THE BANKS AND THE BORROWER ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS AGREEMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.

          12.18 Interest Limitation. It is the intention of the Borrower and the
                -------------------
Banks to conform strictly to the respective usury laws applicable to the Banks. Accordingly, if the transactions contemplated hereby would be usurious under applicable law as to any Bank, then, in that event, notwithstanding anything to the contrary in the Notes or this Agreement or in any other Collateral Document, it is agreed as follows: (a) the aggregate of all consideration which constitutes interest under law applicable to such Bank that is contracted for, taken, reserved, charged or received under any Note payable to such Bank or this Agreement or under any other Collateral Document or otherwise in connection with such Note shall under no circumstances exceed the maximum amount allowed by such Note (or, if the principal amount of such Note shall have been or would thereby be paid in full, refunded to the Borrower); and (b) in the event that the maturity of any Note payable to a Bank is accelerated or in the event of any required or permitted prepayment, then such consideration that constitutes interest under law applicable to such Bank may never include more than the maximum amount allowed by such applicable law, and excess interest, if any, provided for in this Agreement or otherwise shall be cancelled automatically as of the date of such acceleration or prepayment and, if theretofore paid, shall be credited by such Bank on the principal amount of such Note (or, if the principal amount of such Note shall have been or would thereby be paid in full, refunded by such Bank to the Borrower). All calculations made to compute the rate of interest that is contracted for, taken, reserved, charged or received under any Note payable to any Bank or under this Agreement or under any other Collateral Document or otherwise in connection with such Note for the purpose of determining whether such rate exceeds the maximum amount allowed by law applicable to such Bank shall be made, to the extent permitted by such applicable law, by amortizing, prorating, and spreading in equal parts during the period of the full stated term of the Loan or Loans evidenced by such Note all interest at any time contracted for, taken, reserved, charged or received by such Bank in connection therewith.

          12.19 DTPA Waiver.  TO THE MAXIMUM EXTENT NOT PROHIBITED BY APPLICABLE
                -----------
LAW FROM TIME TO TIME IN EFFECT, THE

BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY (AND AFTER THE BORROWER HAS CONSULTED WITH ITS OWN ATTORNEY), IRREVOCABLY AND UNCONDITIONALLY WAIVES THE PROVISIONS OF THE TEXAS DECEPTIVE TRADE PRACTICES - CONSUMER PROTECTION ACT (TEXAS BUSINESS AND COMMERCE CODE, CHAPTER 17, SECTION 17.41 - 17.63).

          TO WITNESS THE ABOVE, the Borrower, the Banks and the Agent have caused this Loan Agreement to be executed by their respective representatives thereunto duly authorized as of the date first above written.


BORROWER:

CASTLE TOWER CORPORATION



By: /s/ TED MILLER, JR.
   --------------------------------

Name: Ted Miller, Jr.
     ------------------------------

Title: President
      -----------------------------


AGENT:

SOCIETY NATIONAL BANK



By: /s/ THEODORE W. FRANK
   --------------------------------
Name:  Theodore W. Frank
Title: Vice President


BANKS:

SOCIETY NATIONAL BANK



By: /s/ THEODORE W. FRANK
   --------------------------------
Name:  Theodore W. Frank
Title: Vice President

Address:  127 Public Square
          Cleveland, Ohio  44114-1306
          Attn:  Media Finance Division

FIRST INTERSTATE BANK OF TEXAS, N.A.



By: /s/ BENNETT D. DOUGLAS
   ---------------------------------
Name:  Bennett D. Douglas
Title: Vice President

Address:  First Interstate Bank Plaza
          1000 Louisiana
          Houston, Texas  77002-5093
          Attn:  Bennett D. Douglas, Vice President

                         LIST OF SCHEDULES AND EXHIBITS
                         ------------------------------


Schedule 1.1                  Acquisition Advance Worksheet

Schedule 1.2                  List of Banks and Ratable Shares


Exhibit A                     Form of Reducing Note

Exhibit B                     Form of Working Capital Note

Exhibit C                     Form of Term Note

Exhibit D                     Financial Statements

Exhibit E                     Projections

Exhibit F                     Capitalization

Exhibit G                     Proceedings, Litigation and Non-
                              Compliance with Law

Exhibit H                     Liens and Indebtedness

Exhibit I                     List of Contracts, Commitments and Licenses

Exhibit J                     ERISA Liabilities and Plans

Exhibit K                     Real Property List

Exhibit L                     Form of Compliance Certificate

                                  SCHEDULE 1.1
                                  ------------

                         Acquisition Advance Worksheet
                         -----------------------------


Pursuant to the Loan Agreement, this Acquisition Advance Worksheet shall be used to determine borrowing availability under the Reducing Commitment and must be presented to the Agent prior to each draw under such facility. This Worksheet should be completed according to the steps detailed herein, in sequential order.

=========
Step #1
=========

Specifically excluding the acquisition for which availability is being calculated herein ("Current Acquisition"), enter Annualized Operating Cash Flow
                    -------------------
("AOCF") for each Division A and Division B Acquisition for the most recently completed fiscal quarter. (For Division A and Division B Acquisitions made since the beginning of the most recently completed fiscal quarter, use the trailing twelve month operating cash flow of such acquired towers or of the acquired management agreement.) Operating expenses should be allocated between the Divisions according to each Division's gross profit contribution (Division gross profit/total gross profit).

                                                   ----------------
                                Division A: AOCF                    (a)
                                                   ----------------
                                Division B: AOCF                    (b)
                                                   ----------------
=========
Step #2
=========

Pursuant to the definitions of Division A Acquisition and Division B Acquisition in the Loan Agreement, indicate the division classification for the Current Acquisition and enter the trailing twelve month operating cash flow of such acquired towers or of the acquired management agreement.

                                                   ----------------
                         Division Classification                    (c)
                                                   ----------------
                         Acquisition OCF                            (d)
                                                   ----------------

=========
Step #3
=========

If the Current Acquisition is a Division B Acquisition, enter the required information regarding the Current Acquisition in the "Division B - Average Acquisition Leverage Worksheet", set forth below, immediately after the information regarding the most recent Division B Acquisition (if any), including the number of towers purchased, date of purchase, name of seller, operating cash flow for the most recently completed twelve month period (figure does not change from original for subsequent calculations), and the funds to be paid to the seller. An acquisition from a single buyer cannot be sub-divided into multiple purchases for division classification purposes. Excluding the Purchase Agreement, any assets covered by a single purchase agreement, but to be purchased in stages, must be classified according to their consolidated purchase multiple. In addition, multiple purchases from the same seller (excluding the Sellers) on a trailing three month basis must be classified according to their blended purchase multiple. The "Division B -Average Acquisition Leverage Worksheet" calculates an "Acquisition Leverage Multiple" for each acquisition equal to 73% of the Purchase Multiple (or 67%, pursuant to Section 2.4(d)(i) of the Loan Agreement, if the Borrower uses any proceeds of the Reducing Loans to prepay any portion of the Term Loans). A Weighted Average Leverage Multiple is then calculated for all Division B Acquisitions.

DIVISION B -- AVERAGE ACQUISITION LEVERAGE WORKSHEET:


--------------------------------------------------------------------------------------------------------------------------
                                                                                               Acquisition
                                                                                                  Leverage
                                                                                                  Multiple      Weighted
                                                                                               (initially,           Avg
               # of        Date of                        OCF as of     Purchase     Purchase       73% of      Leverage
Tower        Towers       Purchase      Seller              date of         Cost     Multiple     Purchase      Multiple
                                                           Acquisi-                              Multiple)
                                                               tion
--------------------------------------------------------------------------------------------------------------------------
1.

2.

3.
--------------------------------------------------------------------------------------------------------------------------
TOTAL
--------------------------------------------------------------------------------------------------------------------------
                                    DIVISION B - AVERAGE ACQUISITION LEVERAGE MULTIPLE
                               -------------------------------------------------------------------------------------------


=========
Step #4
=========

This step calculates borrowing capacity by Division under the Reducing Commitment. Enter the following information and calculate figures according to designated formulas.

Enter balance from box (a)                                                                            (e)
                                                                             -----------------------
If Current Acquisition classified Division A, enter balance from box (d)                              (f)
                                                                             -----------------------
(e) + (f)                                                                                             (g)
                                                                             -----------------------
Multiply box (g) by 5.50                                                                              (h)
                                                                             -----------------------
Enter balance from box (b)                                                                            (i)
                                                                             -----------------------
If Current Acquisition classified Division B, enter balance from box (d)                              (j)
                                                                             -----------------------
(i) + (j)                                                                                             (k)
                                                                             -----------------------
Enter Division B - Average Acquisition Leverage Multiple from Step #3                                 (l)
 or the last completed Acquisition Advance Worksheet
                                                                             -----------------------
Multiply (k) by (l)                                                                                   (m)
                                                                             -----------------------

=========
Step #5
=========

This step calculates total availability under the Reducing Commitment for the Current Acquisition contemplated herein. Enter the following information and calculate figures according to designated formulas.

[Total Borrowing Capacity] (h) + (m)                                                                  (n)
                                                                             -----------------------
Total Debt Outstanding (other than PCI Debt)                                                          (o)
                                                                             -----------------------
[Acquisition Availability] (n) - (o)                                                                  (p)
                                                                             -----------------------
Current Acquisition purchase price                                                                    (q)
                                                                             -----------------------


Box (p) indicates availability under the Reducing Commitment for the Current Acquisition. If box (q) exceeds box (p), the difference must be funded with equity.

                                  SCHEDULE 1.2
                                  ------------


                        List of Banks and Ratable Shares
                        --------------------------------


Banks:               Reducing            Working             Term Loan
------               Loan Amount         Capital Loan        Amount and
                     and Ratable         Amount and          Ratable
                     Share of            Ratable             Share of
                     Reducing            Share of            Term Loans:
                     Commitment:         Working             --------------
                     -----------         Capital
                                         Commitment:
                                         -----------
Society              $13,020,000         $600,000            $1,380,000
                     (60%)               (60%)               (60%)
First                $8,680,000          400,000             $920,000
Interstate           (40%)               (40%)               (40%)